UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-03651

Touchstone Strategic Trust-March Funds
(Exact name of registrant as specified in charter)

303 Broadway, Suite 1100
Cincinnati, Ohio 45202-4203
(Address of principal executive offices) (Zip code)

Jill T. McGruder

303 Broadway, Suite 1100
Cincinnati, Ohio 45202-4203
(Name and address of agent for service)

Registrant's telephone number, including area code: 800-638-8194

Date of fiscal year end: March 31

Date of reporting period: March 31, 2020

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

March 31, 2020

Annual Report

Touchstone Strategic Trust

Touchstone Flexible Income Fund

Touchstone Focused Fund

Touchstone Global ESG Equity Fund (formerly known as Touchstone Sustainability and Impact Equity Fund)

Touchstone Growth Opportunities Fund

Touchstone Mid Cap Growth Fund

Touchstone Sands Capital Emerging Markets Growth Fund

IMPORTANT NOTE: Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Touchstone Funds’ annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the shareholder reports from Touchstone Funds or from your financial intermediary, such as a broker-dealer or bank. Instead, annual and semi-annual shareholder reports will be available on the Touchstone Funds’ website (TouchstoneInvestments.com/Resources), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive all future annual and semi-annual shareholder reports in paper, free of charge. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. To elect to receive paper copies of shareholder reports through the mail or otherwise change your delivery method, contact your financial intermediary or, if you hold your shares directly through Touchstone Funds, visit TouchstoneInvestments.com/Resources/Edelivery or call Touchstone Funds toll-free at 1.800.543.0407. Your election to receive shareholder reports in paper will apply to all Touchstone Funds that you hold through the financial intermediary, or directly with Touchstone.

This report identifies the Funds' investments on March 31, 2020. These holdings are subject to change. Not all investments in each Fund performed the same, nor is there any guarantee that these investments will perform as well in the future. Market forecasts provided in this report may not occur.

Letter from the President

Dear Shareholder:

We are pleased to provide you with the Touchstone Strategic Trust Annual Report. Inside is key financial information, as well as manager commentaries for the Funds, for the 12 months ended March 31, 2020.

Trade-related rhetoric between the U.S. and China drove market volatility through the first nine months of the fiscal period. By the end of year, the U.S.-China trade discussions took a more constructive tone, culminating in an announcement of a “phase one” agreement in early 2020 to reduce some tariff levels. Aside from this conflict, the U.S. economy continued its steady pace, driven by strong employment data and solid consumer spending. Outside the U.S., economic growth in developed markets such as the U.K., European Union and Japan continued at a slow pace, while each of their central banks continued to maintain low-to-zero overnight rates. Outside of the U.S. and developed markets, emerging markets continued to show overall weakness, driven by the U.S.-China trade slowdown and lower-than-expected Indian economic growth. This already fragile, low-growth environment was upended in the first quarter of 2020 as COVID-19 swept the globe, bringing with it containment measures resulting in massive shutdowns of economic activity. In addition to the spread of the COVID-19 virus, geopolitical tensions between Russia and Saudi Arabia flooded the market with oil, pushing prices to lows unseen in nearly 20 years.

Equities recorded a significant decline in the first quarter of 2020, which drove the trailing 12-month return into negative territory, regardless of style and market capitalization. Atypical for such declines, U.S. growth stocks continued their dominance over value stocks as has been the case through most of the post-Credit Crisis bull market. Strong relative results from Information Technology (IT) and Healthcare stocks helped drive the growth style outperformance while Energy and Financials lagged. Large cap stocks declined less than mid and small cap stocks, bolstered by relatively stronger balance sheets and more stable profit outlooks.

Non-U.S. developed equity markets trailed U.S. markets over the past 12 months. Japan performed relatively well due to slow growth in COVID-19 cases and aggressive stimulus measures, while Europe was hit harder. Similar to the U.S., IT and Healthcare stocks were among the top relative contributors, while Energy and Financials lagged. In emerging markets, equities exhibited the same pattern as the U.S. and developed markets with IT leading the way and China being a surprising bright spot as signs of virus impact started to abate.

Within fixed income, U.S. Treasury prices benefited and yields compressed to cycle lows from U.S. Federal Reserve Board (Fed) actions and a flight to safety during the rapid selloff of risk assets in the first quarter of 2020. Meanwhile, credit-sensitive sectors saw the strong results of the first three quarters of the period nearly or completely erased as concerns over potential for rising defaults and technical selling pressures mounted. Spreads across investment grade credit, high yield credit, bank loans and collateralized loan obligations reached levels unseen since the 2008 Credit Crisis. The Fed acted during the volatility to provide liquidity and support market functioning, helping ease the volatility and negative sentiment that appeared in March 2020.

Periods such as these especially remind us of the essential role performed by the steady hands of financial professionals, the importance of trust in your investment strategy and the risks that accompany trying to time the market. Furthermore, we believe that environments that are more volatile create opportunities for active managers over the long-term. We greatly value your continued support. Thank you for including Touchstone as part of your investment plan.

Sincerely,

Jill T. McGruder

President

Touchstone Strategic Trust

Management's Discussion of Fund Performance (Unaudited)

Touchstone Flexible Income Fund

Sub-Advised by Bramshill Investments, LLC

Investment Philosophy

The Touchstone Flexible Income Fund seeks total return through a combination of income and capital appreciation by investing primarily in income producing securities. The Fund’s sub-advisor, Bramshill Investments, LLC, implements a tactical fixed-income strategy, actively managing the portfolio by rotating among asset classes and tactically hedging during various interest rate and market environments. The sub-advisor seeks to identify relative value across asset classes and capture opportunities primarily within the corporate, U.S. Treasury, municipal and preferred security markets. The Fund focuses on liquid securities with transparent pricing and actively-traded capital structures.

Fund Performance

The Touchstone Flexible Income Fund (Class A Shares) underperformed its benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index, for the 12-month period ended March 31, 2020. The Fund’s total return was -3.33 percent (calculated excluding the maximum sales charge) while the total return of the benchmark was 8.93 percent.

Market Environment

The historic bull-run was full steam ahead for most of 2019, finishing out the decade producing some of the largest calendar year returns in recent memory across asset classes. In a banner year for risk assets, U.S. Treasuries still managed to produce solid gains. This was due to falling interest rates as uncertainty around trade negotiations with China rattled the U.S. Treasury market causing the yield curve to invert for most of the year. Later in the period the curve twisted back to a steeper shape as tensions eventually cooled and both sides resolved the dispute. Tariffs, concern over global growth, inflation consistently below the U.S. Federal Reserve Board’s (Fed) 2.0 percent target and modest but resilient U.S. growth, roughly 1.5 to 2.0 percent, kept a cap on interest rates providing an accommodative environment in terms of easy financial conditions.

Growth in the U.S. continued to show resilience with the economy expanding at near trend pace at about 1.5 to 2.0 percent. As stimulus from fiscal effects and tax cuts faded, the single most influential factor for maintaining the expansion at that pace continued to be the strength of labor markets and the consumer. The unemployment rate declined throughout the year ending at 3.5 percent, the lowest since the late 1960s. Negotiations between China and the U.S. were tumultuous with hostile rhetoric and tit-for-tat tariff retaliations causing markets to swing into volatile extremes. Markets remained on edge, uncertain of the policy that would eventually be set and the impact that it would have on business confidence/investment and ultimately the consumer. It wasn’t until the end of the fourth quarter of 2019 when developments came to light of a potential deal set to be the first of many and take place in multiple phases. Tensions cooled and PresidentTrump announced that the U.S. and China would sign a Phase OneTrade Agreement, which meant the pullback of additional December 15th tariffs on Chinese goods and implicit agreement to halt any future actions. It was the first sign of conciliation that could bring both sides to the table thus steadying nerves and restoring business confidence, and providing a boost to capital spending. Outside the U.S., most notably in Europe, countries experienced further declines in economic growth.

Going into calendar year 2020, stocks made new all-time highs, driven by an economy operating at full employment, absent inflationary pressures, an accommodative Fed, and waning concerns over trade negotiations. However, markets turned sharply lower in February when it became apparent that COVID-19 had arrived in the U.S. and containment was no longer possible. The rise of the virus impaired the economic backdrop for global growth and precipitated the sharpest and fastest decline ever for the economy and the stock market. Deleveraging and forced liquidations of stocks and bonds resulted in extreme volatility as investors sought the safety of cash above all else. Oil demand dried up, credit spreads showed signs of stress and massive stimulus measures were implemented across the world.

Portfolio Review

The Fund’s exposure to lower rated investment grade corporate bonds and preferred equities drove underperformance relative to the benchmark. The aforementioned COVID-19 pandemic sell-off in the final weeks of the 12-month period saw corporate bonds, investment grade and non-investment grade, decline and credit spreads widen to levels not seen since the Great Financial Crisis of 2008. Preferred equities were no exception, declining dramatically in mid-March before rebounding at the close of the 12-month period. In addition to the Fund’s credit exposure, the portfolio’s shorter duration relative to the benchmark also detracted from performance during much of the 12-month period. As the Fed cut rates beginning in mid-2019 despite a strong U.S. economy, longer-term U.S. Treasuries rallied as the yield curve shifted downward across all maturities.

From an asset sector perspective, the Fund modestly re-allocated within the preferred equity exposure. The Fund began the 12-month period with predominate exposure to preferred equity securities that are originally issued with a fixed coupon that transitions to a floating rate at a pre-determined rate in the near-term (usually three to five years following issuance). By favoring these so-called

Management's Discussion of Fund Performance (Unaudited) (Continued)

fixed-to-float preferred securities, the Fund was able to maintain a more defensive duration posture, shorter compared to the benchmark. Following the strong capital market returns experienced during calendar year 2019, we took profits in some preferred positions that had reached rich valuation levels. As calendar year 2020 began, the COVID-19 sell-off hit, overall rate levels shifted downward and credit spreads widened dramatically. As a result, we are finding valuation opportunities in fixed coupon preferreds, incrementally adding to the portfolio’s duration. Despite the modest changes to the Fund’s preferred exposure, the portfolio remains in high quality, larger issuers thus maintaining a high degree of liquidity.

The Fund’s bond holdings maintained a large allocation to short maturity, high quality investment grade structured securities such as Asset-Backed, Commercial and Residential Mortgage-Backed Securities. Our structured bond team was able to identify good relative valuation, highly-rated investment opportunities as corporate credit spreads remained at narrow levels for much of the 12-month period. As the market sell-off took place at the end of the period, we identified more corporate bond investment opportunities but did not make large, material re-allocations. A large allocation to cash and short-term U.S. Treasury securities for the 12-month period was a slight drag on performance, until the significant market sell-off in March 2020. With the sell-off and investors buying safe assets such as cash and U.S. Treasury securities across the yield curve, this allocation helped to off-set declines from the previously-mentioned credit exposures in the portfolio.

Outlook

We will deploy some of the Fund’s cash and U.S. Treasury exposure in the near-term as certain higher quality assets such as investment grade corporate bonds increase the yield on the portfolio. However, we also see a particular opportunity in lower tier investment grade debt, often crossover rated or BBB- to BB-rated within the capital structures of investment grade issuers. Our view is “post-corona” and following the current quarantines we believe there will be a longer “U” shaped type of recovery, while we must also be conscious of a potentially risky “L” shape recovery. We envision the corporate credit portion of the Fund to be positioned well, holding bonds of businesses which we believe will participate near-term in a recovery. We think these subordinated investments are trading at attractive prices and yields and are generally the preferred, or junior subordinated tranches of credits which have historically demonstrated solid liquidity. Following the Fed’s investment grade corporate bond buying program, these firms also have access to capital at the senior parts of their capital structures and solid balance sheets. We view these names as higher quality securities, relative to generic non-investment grade corporate bonds that are under duress due to the current risk-off environment, and therefore an opportunity.

Management's Discussion of Fund Performance (Unaudited) (Continued)

Comparison of the Change in Value of a $10,000 Investment in the
Touchstone Flexible Income Fund - Class A* and the Bloomberg Barclays U.S. Aggregate Bond Index

*	The chart above represents performance of Class A shares only, which will vary from the performance of Class C shares, Class Y shares and Institutional Class shares based on the differences in sales loads and fees paid by shareholders in the different classes. The inception date of Institutional Class shares was September 10, 2012. Institutional Class shares performance information was calculated using the historical performance of Class Y shares for the periods prior to September 10, 2012. The returns have been restated for sales loads and fees applicable to Institutional Class shares.

**	The average annual total returns shown above are adjusted for maximum sales loads and fees, if applicable. The maximum offering price per share of Class A shares is equal to the net asset value (“NAV”) per share plus a sales load equal to 2.04% of the NAV (or 2.00% of the offering price). Class C shares are subject to a contingent deferred sales charge (“CDSC”) of 1.00%. The CDSC will be assessed on an amount equal to the lesser of (1) the NAV at the time of purchase of the shares being redeemed or (2) the NAV of such shares being redeemed, if redeemed within a one-year period from the date of purchase. Class Y shares and Institutional Class shares are not subject to sales charges.

The performance of the above Fund does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Note to Chart

Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index comprised of U.S. investment grade, fixed rate bond market securities, including government, government agency, corporate and mortgage-backed securities between one and ten years.

Management's Discussion of Fund Performance (Unaudited)

Touchstone Focused Fund

Sub-Advised by Fort Washington Investment Advisors, Inc.

Investment Philosophy

The Touchstone Focused Fund seeks to provide investors with capital appreciation. The Fund seeks to invest in companies of all capitalizations that are trading below what is believed to be the estimate of their intrinsic value and have a sustainable competitive advantage or a high barrier to entry in place. The barrier(s) to entry can be created through a cost advantage, economies of scale, high customer loyalty or a government barrier (e.g. license or subsidy). Fort Washington believes that the strongest barrier to entry is the combination of economies of scale and high customer loyalty.

Fund Performance

The Touchstone Focused Fund (Class A Shares) underperformed its primary benchmark, the Russell 3000® Index, and its secondary benchmark, the S&P 500® Index, for the 12-month period ended March 31, 2020, although all posted negative returns. The Fund’s total return, was -9.14 percent (calculated excluding the maximum sales charge) while the total return of the Russell 3000® Index was -9.13 percent and the total return of the S&P 500® Index was -6.98 percent.

Market Environment

In the final three quarters of 2019, U.S. equities recorded a fairly steady climb higher primarily due to accommodative monetary policy from the U.S. Federal Reserve Board (Fed) and optimism late in the year around the phase one trade agreement between the U.S. and China. In the first quarter of 2020, U.S. equity markets pulled back significantly due to concerns over the global spread of the coronavirus and the oil price war between Russia and Saudi Arabia. Over the 12-month period ending March 31, 2020, the Energy sector was, by far, the worst performing sector in the primary benchmark. The Information Technology sector was the only sector with a positive return.

Portfolio Review

Within the Fund, the sectors where holdings outperformed relative to the primary benchmark were Consumer Discretionary, Health Care, Financials, and InformationTechnology. Sectors that lagged relative to the primary benchmark included Materials, Real Estate, Consumer Staples, Energy, and Communication Services. Industrials performed roughly in line with the primary benchmark. Stock selection was additive to relative performance led by stock picks within the Consumer Discretionary, Health Care, Financials and Information Technology sectors. Conversely, sector allocation decisions detracted primarily due to underweighting Information Technology and overweighting Financials.

The three stocks that contributed the most to performance were Microsoft Corp. (Information Technology sector), Amazon.com Inc. (Consumer Discretionary sector), and Bristol-Myers Squibb Co. (Health Care sector). Microsoft outperformed due to favorable performance in its legacy franchises and better than expected results in its cloud business. Amazon.com rose due to acceleration of growth in Prime and Amazon Web Services both before and through the outbreak of COVID-19. Bristol-Myers Squibb outperformed primarily due to positive developments in its non-small cell lung cancer business and favorable pipeline activity in recently acquired Celgene Corp.

Among the stocks that detracted from performance were Simon Property Group Inc. (Real Estate sector), Carnival Corp. (Consumer Discretionary sector), and Jones Lang LaSalle Inc. (Real Estate sector). Simon Property Group underperformed primarily due to a continuation of weak trends for mall-based retail tenants. Carnival underperformed primarily due to demand concerns amid the coronavirus outbreak. The Fund exited the position during the period. Jones Lang LaSalle underperformed as sentiment weakened amid concerns over the pandemic’s impact on commercial real estate.

From a market cap perspective, the Fund ended the period with no weight in smaller-cap stocks (companies with a market cap below $2 billion). The primary benchmark weight for this segment was 4.3 percent. The Fund remained underweight to mid-cap businesses which now comprise 10.3 percent of assets, compared to a primary benchmark weight of 11.8 percent. Last, the Fund continued to maintain an overweight to larger-cap businesses (companies with a market cap above $10 billion). The Fund’s weight to that segment is currently 89.6 percent which is higher than the primary benchmark weight of 83.9 percent. This allocation decision was positive to performance during the period as large-cap stocks outperformed small-cap stocks.

Investments made in international companies which comprised approximately 6.2 percent of assets at the end of the period outperformed the primary benchmark.

During the period, the Fund added UnitedHealth Group Inc. (Health Care sector), Netflix Inc. (Consumer Discretionary sector), Hubbell Inc. (Industrials sector), DuPont de Nemours Inc. (Materials sector),Trip.com Group Ltd. (Consumer Discretionary sector), Americold Realty Trust (Real Estate sector), Texas Instruments Inc. (Information Technology sector), Philip Morris International

Management's Discussion of Fund Performance (Unaudited) (Continued)

Inc. (Consumer Staples sector), Workday Inc. (InformationTechnology sector), first sold then bought back Starbucks Corp. (Consumer Discretionary sector), and Parker Hannifin Corp. (Industrials sector) to the portfolio. The Fund exited Dunkin Brands Group Inc. (Consumer Discretionary sector), Booking Holding Inc. (Consumer Discretionary sector), Simon Property Group Inc. (Real Estate sector), Biogen Inc. (Health Care sector), Halliburton Co. (Energy sector), Unilever NV (Consumer Staples sector), and Carnival Corp. (Consumer Discretionary sector).

As the period came to a close, the Fund had an overweight to the Communication Services, Financials, and Consumer Discretionary sectors and an underweight to the Consumer Staples, Health Care, Materials, and Energy sectors. The weight to the Real Estate, Industrials, and Information Technology sectors was roughly in line with the primary benchmark. The Fund held no positions in the Utilities sector.

Outlook

We believe the markets are approaching the near future with looming questions about the ongoing impact of the global pandemic and oil price war. Our current thinking about COVID-19 is characterized by several important themes. First is the precedent set by many past health contagions. While this novel virus certainly poses unique challenges, we believe the key is that the markets have recovered from every prior outbreak after temporary setbacks. While the hit to global economies has and will continue to be severe, we believe that the markets will bottom before the economy. In past health related downturns, the market has tended to look through near-term economic impact around the time travel restrictions are lifted and the new case ramp peaks. Also, U.S. economic fundamentals were solid and many global economies were showing signs of positive inflection before the turmoil. We believe the solid backdrop heading into the downturn combined with unprecedented government action suggest we may avoid worst case outcomes on the path to recovery. We have been keeping an eye on vaccines and, especially in the near term, treatments for COVID-19 patients. While we don’t expect any individual drug to be a miracle cure, we do anticipate steady progress, with new options being added and doctors learning which regimens are likely to work best for each patient. As of now, it is our working assumption that the economic impact of this virus will be contained to quarters as opposed to years.

With this framework in mind, our investment team has kept top down portfolio positioning relatively consistent through the outbreak while taking bottom-up opportunities amidst volatility. We have deployed or re-deployed capital at a measured pace. We have not implemented a defensive posture for overall portfolio construction as we believe the impact on most Fund holdings will be temporary rather than structural. We have been reducing position sizes in businesses that we view as more expensive, those that could have potential balance sheet issues, or those that are less likely to free up capital for more attractive business models. In our opinion, current events have demonstrated the importance of owning a portfolio of businesses that are supported by barriers to entry with strong balance sheets. History is littered with unexpected events that cause downturns in the markets. Our process seeks to consistently own high excess return on capital businesses that are mispriced.

Management's Discussion of Fund Performance (Unaudited) (Continued)

Comparison of the Change in Value of a $10,000 Investment in the
Touchstone Focused Fund - Class A*, the Russell 3000® Index and the S&P 500® Index

*	The chart above represents performance of Class A shares only, which will vary from the performance of Class C shares, Class Y shares and Institutional Class shares based on the differences in sales loads and fees paid by shareholders in the different classes. The inception date of Class C shares was April 12, 2012. Class C shares performance information was calculated using the historical performance of Class Y shares for the periods prior to April 12, 2012. The returns have been restated for sales loads and fees applicable to Class C shares.

**	The average annual total returns shown above are adjusted for maximum sales loads and fees, if applicable. The maximum offering price per share of Class A shares is equal to the net asset value (“NAV”) per share plus a sales load equal to 5.26% of the NAV (or 5.00% of the offering price). Class C shares are subject to a contingent deferred sales charge (“CDSC”) of 1.00%. The CDSC will be assessed on an amount equal to the lesser of (1) the NAV at the time of purchase of the shares being redeemed or (2) the NAV of such shares being redeemed, if redeemed within a one-year period from the date of purchase. Class Y shares and Institutional Class shares are not subject to sales charges.

The performance of the above Fund does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Notes to Chart

Russell 3000® Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

S&P 500® Index is a group of 500 widely held stocks and is commonly regarded to be representative of the large capitalization stock universe.

The Frank Russell Company (FRC) is the source and owner of the Russell 3000® Index data contained or reflected in this material and all trademarks and copyrights related thereto. The material may contain confidential information and unauthorized use, disclosure, copying, dissemination or redistribution is strictly prohibited. This is a Touchstone Investments presentation of the data, and FRC is not responsible for the formatting or configuration of this material or for any inaccuracy in the presentation thereof.

Management's Discussion of Fund Performance (Unaudited)

Touchstone Global ESG Equity Fund*

Sub-Advised by Rockefeller & Co., LLC

Investment Philosophy

The Touchstone Global ESG Equity Fund (formerly known as Touchstone Sustainability and Impact Equity Fund) seeks long-term growth of capital. The Fund primarily invests in equity securities of U.S. and non-U.S. companies and generally focuses on larger, more established companies. The Fund selects investments based on an evaluation of a company’s sustainability and impact practices which considers environmental, social and governance (ESG) impacts and risks of a company, how well the company manages these impacts and risks and ascertains the company’s willingness and ability to take a leadership position in implementing best practices.

Fund Performance

The Touchstone Global ESG Equity Fund (Class A Shares) underperformed its benchmark, the MSCI All Country World Index, for the 12-month period ended March 31, 2020. The Fund’s total return was -13.61 percent (calculated excluding the maximum sales charge), while the total return of the benchmark was -11.26 percent.

Market Environment

The 12-month period ending March 31, 2020 started with a uniformly dovish tone from central banks in response to concerns of a global economic slowdown. The market in 2019 performed well on the back of a rebound from the selloff in late 2018 and accommodative monetary policies but was primarily driven by multiples expansion as opposed to earnings growth. We also experienced a significant bifurcation in the markets as stocks characterized as growth and bond proxies outperformed, while cyclical value stocks were overlooked by the market.

Moving to 2020, global equities, as represented by the MSCI All Country World Index, entered a bear market with a negative 21 percent total return during the first quarter of 2020. The Index hit its all-time peak on February 12, 2020, and then lost as much as one-third of its value during the depth of the sell-off. The global equity sell-offs were triggered by the COVID-19 pandemic, which first led to more than a month of lockdown across China, and then spread worldwide causing an unprecedented collapse in economic activity as governments sought to contain the outbreak through varying degrees of lockdowns. Financials markets were also roiled by a price war between Saudi Arabia and Russia over crude oil, which was already suffering from weak demand. The unprecedented nature of the COVID-19 crisis drove the U.S. Federal Reserve Board (Fed) to aggressively inject liquidity into financial markets, with asset purchases expanded to include investment grade corporate and municipal bonds. Congress also passed three rounds of stimulus adding up to more than $2 trillion of financial aid to individuals, municipalities and various industries. Similarly, policymakers around the globe also rolled out aggressive monetary and fiscal stimulus. The aggressive policy responses helped to arrest the market decline and led to a market rebound toward the end of the quarter.

Portfolio Review

The Fund’s sector allocation and stock selection detracted from relative performance during the period. An underweight in Information Technology and an overweight in Financials and Industrials were the largest detractors. European financials were a particularly large detractor, as Swedbank AB (Financials sector) was negatively impacted by anti-money laundering (AML) lapses in its Estonian operations. An underweight position in Apple Inc. (Information Technology sector), a large benchmark holding, was also a detractor from relative performance.

Communication Services was the largest contributing sector, with KDDI Corp. in Japan being the largest contributor within the sector. This was in part due to the significant market sell off in the first quarter of 2020. Most companies within the Communication Services sector were relative outperformers as their businesses are usually less cyclical.

The Fund made several changes during the 12-month period, including several in the first quarter of 2020 to adjust to the evolving macro environment. Specifically, the Fund took advantage of the market sell-offs to initiate new positions in several industry leaders, including Apple Inc., while also adding businesses with less economic cyclicality including GlaxoSmithKline PLC (Health Care sector), and Verizon Communications Inc. (Communication Services sector).

Apple appears to be well-positioned with its strong balance sheet and loyal customer base. The recent market downturn has afforded us the opportunity to purchase the shares at an attractive valuation especially considering the 5G handset cycle. We do not believe demand for its handsets will be impacted long-term despite the current challenging environment. We believe disruptions to the supply chain should be worked out and the new products will launch as planned. The company has significantly improved the environmental sustainability of its products. It provides a complete life cycle assessment of its products, and increasingly seeks opportunity in safer materials, while also procuring 100 percent of its energy from renewable sources. GlaxoSmithKline’s pharmaceutical and consumer healthcare businesses are also defensive in the current market environment. We also believe there are low expectations on its pipeline, coupled with a reasonable valuation for a non-cyclical business. Additionally, GlaxoSmithKline has ranked first on

Management's Discussion of Fund Performance (Unaudited) (Continued)

the Global Access to Medicines Index for the past seven years for its work in low and middle income countries on vaccine distribution and HIV/AIDS among other health issues. In early February, we initiated Fund positions in a number of stocks with less economic cyclicality as we believed with the market continuing to run higher in January, it was not taking into account the risk of a pandemic or economic slowdown. These new positions included Verizon, a telecommunications company, which we believed offered attractive risk-adjusted shareholder returns. The dividend yield of just under 5 percent is funded with just over half of free cash flow. We believe wireless service revenue should stabilize after turning positive in 2018 as the effects of unlimited pricing plans and embedded device subsidies have worked through the base, while competitive threats also appear to have settled. Verizon performs in-line or slightly above U.S. peers across a number of ESG material issues, particularly when it comes to employee satisfaction, diversity & inclusion, and corporate governance issues.

To fund these purchases, we exited several Fund positions that we believed would be materially impacted by the COVID-19 pandemic, in addition to stocks in industries that will potentially be structurally challenged for the foreseeable future. We reduced Fund exposure to the Financials sector by exiting several banks, including ING Groep NV. We believed an extended period of extremely low interest rates will likely pressure the company for a while. We also exited Royal Caribbean Cruises Ltd. and Southwest Airlines Co. (both Consumer Discretionary sector). While these have been long-term holdings in the Fund supported by our belief that aging demographics and changes in consumer preferences would manifest themselves in heightened demand for air travel and cruising, we believed both companies would be materially impacted by the COVID-19 pandemic.

Outlook

There is a tug of war between two major forces: the biggest public health and economic crisis in decades, and the most aggressive monetary and fiscal stimulus in modern history. The former led to a bear market selloff in a little over four weeks, and the latter has generated some optimism that led to a rebound in late March. We believe the initial shock-and-awe of both forces have been absorbed, and investors’ attention will shift to fundamentals and the post-lockdown. We believe most companies will be given a pass for the weak results in the first half of the year, and investors will instead focus on balance sheet strength and the recovery potential to separate the strong from the weak.

As for the market, the panic phase of selling is likely over. However, we believe the road to recovery will take time as the world adjusts to a “new normality” until effective vaccines become available in sufficient quantity. While we have shifted the Fund slightly away from more economically cyclical stocks to those less economically cyclical, we are optimistic about the opportunity given Fund’s positioning of investing in companies where we believe there is lower risk of structural impairment and an opportunity to come out of the pandemic stronger.

* Formerly known as Touchstone Sustainability and Impact Equity Fund.

Management's Discussion of Fund Performance (Unaudited) (Continued)

Comparison of the Change in Value of a $10,000 Investment in the Touchstone Global ESG Equity Fund

- Class A* and the MSCI All Country World Index

*	The chart above represents performance of Class A shares only, which will vary from the performance of Class C shares, Class Y shares and Institutional Class shares based on the differences in sales loads and fees paid by shareholders in the different classes. The inception date of Institutional Class shares was May 4, 2015. Institutional Class shares performance information was calculated using the historical performance of Class A shares for periods prior to May 4, 2015. The returns have been restated for sales loads and fees applicable to Institutional Class shares.

**	The average annual total returns shown above are adjusted for maximum sales loads and fees, if applicable. The maximum offering price per share of Class A shares is equal to the net asset value (“NAV”) per share plus a sales load equal to 5.26% of the NAV (or 5.00% of the offering price). Class C shares are subject to a contingent deferred sales charge (“CDSC”) of 1.00%. The CDSC will be assessed on an amount equal to the lesser of (1) the NAV at the time of purchase of the shares being redeemed or (2) the NAV of such shares being redeemed, if redeemed within a one-year period from the date of purchase. Class Y shares and Institutional Class shares are not subject to sales charges.

The performance of the above Fund does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Notes to Chart

MSCI All Country World Index measures the equity market performance of developed and emerging markets.

MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used to create indices or financial products. This report is not approved or produced by MSCI.

Management's Discussion of Fund Performance (Unaudited)

Touchstone Growth Opportunities Fund

Sub-Advised by Westfield Capital Management Company, L.P.

Investment Philosophy

The Touchstone Growth Opportunities Fund seeks long-term growth of capital by primarily investing in stocks of U.S. companies with large, medium and small market capitalizations. The Fund’s portfolio managers place focus on companies they believe to have demonstrated records of achievement with excellent prospects for earnings growth over a 1- to 3-year period. Westfield looks for companies that it believes are reasonably priced with high forecasted earnings potential.

Fund Performance

The Touchstone Growth Opportunities Fund (Class A Shares) outperformed its benchmark, the Russell 3000® Growth Index, for the 12-month period ended March 31, 2020. The Fund’s total return was 0.63 percent (calculated excluding the maximum sales charge), while the total return of the benchmark was -0.44 percent.

Market Environment

Throughout 2019, U.S. equity markets steadily advanced, closing out their best year since 2013 despite ongoing skepticism of the market’s strength. An accommodative U.S Federal Reserve Board (Fed) and easing trade tensions combined with continued U.S. consumer strength and low unemployment to fuel the market advance throughout the year. 2020 began with stocks making new all-time highs, driven by an economy operating at full employment, absent inflationary pressures, an accommodative Fed, and waning concerns over trade negotiations. However, markets turned sharply lower in February when it became apparent that COVID-19 had arrived in the U.S. and containment was no longer possible. The rise of the virus impaired the economic backdrop for global growth and precipitated the sharpest and fastest decline ever for the economy and the stock market. Deleveraging and forced liquidations of stocks and bonds resulted in extreme volatility as investors sought the safety of cash above all else. Oil demand dried up, credit spreads showed signs of stress, and massive stimulus measures were implemented across the world.

Within the benchmark, only the Information Technology sector generated positive returns. The Energy, Materials and Industrials sectors all declined more than ten percent.

Portfolio Review

The Fund’s relative outperformance was driven primarily by stock selection within the Health Care sector, which was broad based across industries. We continued to find opportunities within the Health Care sector that offer exciting, innovation-driven growth. We remained constructive on the group, broadly, and believe that there are attractive opportunities across a variety of sub-sectors including health care tools and equipment, medical technology, and therapeutics. The Medicines Company, a late-stage drug developer focused on cholesterol management therapies for cardiovascular disease and long-term high conviction holding of the Fund, was a key driver for both the sector and the Fund during the period. The stock climbed after the late November announcement that Novartis International AV was acquiring the company at a premium. The Fund also benefited from exposure to Vertex Pharmaceuticals Incorporated. Vertex increased following the announcement of an early approval for its triple combo therapy for the treatment of Cystic Fibrosis (“CF”), expanding its addressable market to nearly 90 percent of the existing CF population with little to no competition. We continue to believe that Vertex is one of the cleanest growth stories in large-cap biotechnology, and that its dominance in the CF space is only just getting reflected in its value. The Fund also benefited from exposure to health insurance services company Humana Inc., which was added to the Fund during the first quarter of 2020. Humana has been largely insulated from the global macroeconomic and employment disruptions caused by COVID-19, with much of its business tied to the sale of Medicare and state-based Medicaid services. We believe that Humana represents an opportunity to gain exposure to the growth in managed care and is well positioned in Medicare Advantage plans, which may be critical throughout the 2020 election.

The Consumer Discretionary sector also contributed to Fund performance. Stock selection drove the majority of the relative strength in the sector; however, the Fund’s underweight positioning also benefited relative results, in particular, the strategic avoidance of many traditional retailers and many travel/restaurant names. Throughout 2019, we maintained a generally cautious outlook toward the group, consistent with our long-held views that lack of pricing power, over capacity, and challenges competing with ecommerce juggernauts created a challenging environment for many industry players. More recently, the COVID-19 pandemic has brought substantial additional pressure to the group. Significant restrictions on consumer’s physical freedom, including “stay at home” orders impacting much of the country, have resulted in unprecedented store closures across most discretionary retail categories. The travel and leisure industry has been devastated with a nearly absolute shutdown of business travel, group meetings and inbound air traffic. Lastly, widespread layoffs and stock market wealth destruction has created an uncertain outlook for big ticket spending over the near to intermediate term. In regard to specific stock drivers, the Fund’s position in Amazon.com, Inc. added to relative performance during the period. We remain positive on Amazon.com as it continued to gain market share, generated impressive free cash flow

Management's Discussion of Fund Performance (Unaudited) (Continued)

and improved margins. Additionally, Amazon.com potentially benefits from the rapid transition to work-from-home operations and a shift in consumer traffic to predominantly online.

The Energy sector was the primary detractor from relative results during the period. An unprecedented combination of supply and demand issues led to a dramatic decline in energy commodities and stocks within the sector in the first quarter of 2020. The effects of COVID-19, the most disruptive event ever for Energy companies, has the potential for global demand to be down nearly 25 percent in the second quarter 2020. Contributing to the negative results in the sector is the ongoing conflict between Russia and Saudi Arabia, introducing additional long-term concerns to industry supply discipline. Given the macro uncertainty facing the sector, we decided to exit the Fund’s investments in the group, Marathon Petroleum Corporation and Pioneer Natural Resources Company, in March. We will continue to monitor the space and look to opportunistically reinvest in idiosyncratic growth stories that can benefit from future changes in supply or demand.

The Financials sector also detracted during the period. More recently, the sector faced headwinds due to rapidly falling interest rates, exacerbated in part by deleveraging and illiquidity, and additional signs of credit market stress. While there were some bright spots in the Fund during the period, like S&P Global, Inc., weakness in banks resulted in relative underperformance. Citigroup Inc. was the biggest source of relative weakness in the industry and sector. The stock traded down in the second half of the first quarter 2020 over general concerns on rates and credit as well as its exposure to international markets relative to peers - including 21 percent of total revenues derived from Asia. Despite the near-term weakness, we maintain conviction in the business as we believe the stock’s valuation is compelling even after fairly draconian new assumptions for low rates and higher credit costs. We believe valuation will rebound once investors have a better sense of the duration of the downturn.

Exposure to the Information Technology sector was the largest absolute change in Fund positioning during the period. In this environment, we believe that high quality businesses supported by strong cash flows and healthy revenue streams have the potential to better weather the storm. Additionally, we believe many technology companies may benefit from the rapid transition to work-from-home operations and a shift in consumer traffic to predominantly online. With that said, we continue to be selective in the space, focusing our attention on companies driving organic sales growth through innovate products and strong pipelines. It is important to remember that we take a bottom-up, fundamental approach when identifying securities for inclusion within the Fund and sector exposures are the result of our fundamental conviction in individual companies.

Outlook

While headlines continue to show spikes in reported infections, and another move lower is certainly possible, we do believe that the brunt of the risk repricing has already occurred. We could also point to signs that are typically evident during a “bottoming” process like panic selling, forced liquidations, and deleveraging by quantitative strategies but acknowledge we are in unchartered territory. Our view, and hope, is that the policies enacted in the U.S. will help the economy bridge the gap from now until workers can safely return to their jobs. When that happens, our expectation remains for recovery in economic activity, albeit at a measured pace until a viable therapeutic agent and, ultimately, a vaccine is mass produced. We remain committed to a balanced approach within the Fund and have exposure to both defensive stocks which provide a ballast during turbulent times, as well as those more economically sensitive names that we believe will benefit most when activity resumes to pre-crisis levels.

As a fundamental, bottom-up manager, macro-economic forecasts do not drive our stock selection process but do help to shape our investment themes. We continue to find exciting opportunities in areas that offer secular growth and innovation. In regard to specific sectors, we believe Health Care and Information Technology represent some of the top sectors of the market. In this environment, we believe that high quality businesses supported by strong cash flows and healthy revenue streams should be better able to weather the storm. Additionally, we believe that the Health Care and Information Technology sectors are both beneficiaries of some of the impacts from COVID-19.

Following the market sell-off, we are now beginning to see variations in price action which suggest that price discovery is once again taking place after a period where forced liquidations drove much of the market. Additionally, we have tried to be opportunistic during these dislocations, adding to high conviction holdings and swapping positions for stocks with what we believe are better risk-return profiles. We like the way the Fund is positioned. As a bottom-up, fundamental manager, we continue to focus on company fundamentals and look to buy stocks of quality U.S. companies at attractive valuations with strong growth prospects over time.

Management's Discussion of Fund Performance (Unaudited) (Continued)

Comparison of the Change in Value of a $10,000 Investment in the Touchstone Growth Opportunities

Fund - Class A* and the Russell 3000® Growth Index

*	The chart above represents performance of Class A shares only, which will vary from the performance of Class C shares, Class Y shares and Institutional Class shares based on the differences in sales loads and fees paid by shareholders in the different classes.

**	The average annual total returns shown above are adjusted for maximum sales loads and fees, if applicable. The maximum offering price per share of Class A shares is equal to the net asset value (“NAV”) per share plus a sales load equal to 5.26% of the NAV (or 5.00% of the offering price). Class C shares are subject to a contingent deferred sales charge (“CDSC”) of 1.00%. The CDSC will be assessed on an amount equal to the lesser of (1) the NAV at the time of purchase of the shares being redeemed or (2) the NAV of such shares being redeemed, if redeemed within a one-year period from the date of purchase. Class Y shares and Institutional Class shares are not subject to sales charges.

The performance of the above Fund does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Notes to Chart

Russell 3000® Growth Index measures the performance of those Russell 3000® companies with higher price-to-book ratios and higher forecasted growth values.

The Frank Russell Company (FRC) is the source and owner of the Index data contained or reflected in this material and all trademarks and copyrights related thereto. The material may contain confidential information and unauthorized use, disclosure, copying, dissemination or redistribution is strictly prohibited. This is a Touchstone Investments presentation of the data, and FRC is not responsible for the formatting or configuration of this material or for any inaccuracy in the presentation thereof.

Management's Discussion of Fund Performance (Unaudited)

Touchstone Mid Cap Growth Fund

Sub-Advised by Westfield Capital Management Company, L.P.

Investment Philosophy

The Touchstone Mid Cap Growth Fund seeks to increase the value of Fund shares by primarily investing in stocks of mid-cap U.S. companies. The Fund’s portfolio managers place focus on companies that they believe to have a demonstrated record of achievement with excellent prospects for earnings growth over a 1-to-3-year period. Westfield looks for companies that it believes are reasonably priced with high forecasted earnings potential.

Fund Performance

The Touchstone Mid Cap Growth Fund (Class A Shares) outperformed its benchmark, the Russell Midcap® Growth Index, for the 12-month period ended March 31, 2020, although both posted negative returns. The Fund’s total return was -8.78 percent (calculated excluding the maximum sales charge), while the total return of the benchmark was -9.45 percent.

Market Environment

Throughout 2019, U.S. equity markets steadily advanced, closing out their best year since 2013 despite ongoing skepticism of the market’s strength. An accommodative U.S Federal Reserve Board (Fed) and easing trade tensions combined with continued U.S. consumer strength and low unemployment to fuel the market advance throughout the year. 2020 began with stocks making new all-time highs, driven by an economy operating at full employment, absent inflationary pressures, an accommodative Fed, and waning concerns over trade negotiations. However, markets turned sharply lower in February when it became apparent that COVID-19 had arrived in the U.S. and containment was no longer possible. The rise of the virus impaired the economic backdrop for global growth and precipitated the sharpest and fastest decline ever for the economy and the stock market. Deleveraging and forced liquidations of stocks and bonds resulted in extreme volatility as investors sought the safety of cash above all else. Oil demand dried up, credit spreads showed signs of stress, and massive stimulus measures were implemented across the world.

Within the benchmark, only the Real Estate and Consumer Staples sectors generated positive returns. The Energy, Consumer Discretionary, Communication Services, Materials and Industrials sectors all declined more than ten percent.

Portfolio Review

Strong stock selection within the Health Care, Industrials, Financials, and Real Estate sectors contributed to the Fund’s relative results. Health Care posted the top relative and absolute results during the twelve months. Stock selection drove the majority of the relative strength in the Health Care sector; however, the Fund’s overweight positioning was also beneficial to relative results. We continued to find opportunities within the Health Care sector that offer exciting, innovation-driven growth. We remain constructive on the group broadly, and believe that there are attractive opportunities across a variety of sub-sectors including health care tools and equipment, medical technology, and therapeutics. The Medicines Company, a late-stage drug developer focused on cholesterol management therapies for cardiovascular disease and long-term high conviction holding of the Fund, was the key driver for both the sector and the Fund during the period. The stock was up after the late November announcement that Novartis International AG was acquiring the company at a premium. The Fund also benefited from exposure to DexCom, Inc., a leader in continuous glucose monitoring (CGM). We believe DexCom has further distanced itself from competitors with advancements in technology allowing its sensor to work with newer insulin pumps. We continue to see a strong growth runway for the company, positioning itself to capitalize on a growing total addressable market in the sensor space.

The Industrials sector was also a source of both relative and absolute strength for the Fund, driven by strong stock selection. This sector has been particularly impacted by slowing business activity and recession fears brought about by trade worries, slowing global growth and more recently COVID-19. Despite macroeconomic concerns, we believe exciting growth opportunities remain in the group, especially within certain segments such as domestic manufacturing, transportation, and machinery. Given the more recent change in economic backdrop, we have reduced exposure to the more cyclically sensitive Industrials stocks and added to more defensive investments. One notable investment within the sector is Teledyne Technologies, Inc., an aerospace & defense company which provides electronic and communication products for wireless and satellite systems. Management continued to execute at a high level and the long-term secular growth story remains intact in our view.

The Information Technology sector was the primary detractor from relative results during the period. Technology stocks outperformed the broader market during the period, led by strength within the semiconductors & semiconductor equipment and software industries. Within semiconductors, the performance shortfall stemmed from businesses the Fund didn’t own, while the Fund’s investments within the industry added to relative results. Despite relative strength from many holdings within software, returns for the group were held back by relative weakness within a few businesses. We believe companies in this sector are playing an increasingly important role across many different segments of the economy, some by driving forward the digital transformations of modern businesses while others provide key enabling technologies for future growth areas such as autonomous driving, artificial intelligence, and the

Management's Discussion of Fund Performance (Unaudited) (Continued)

internet of things. Many companies are also benefiting from the rapid transition to work-from-home operations and a shift in consumer traffic to predominantly online. We continue to seek out companies with advantaged exposure to some key growth areas whether it’s through a unique product pipeline, a large addressable market, or an advantaged competitive position. Palo Alto Networks, Inc., a provider of network security solutions, detracted from results after reporting disappointing product revenues for three consecutive quarters. The stock was sold in March as the risk of further downside remained due to an insufficient reset of investor expectations, in our opinion.

The Energy sector was also a source of relative weakness. An unprecedented combination of supply and demand issues led to a dramatic decline in energy commodities and stocks within the sector in the first quarter of 2020. The effects of COVID-19, the most disruptive event ever for Energy companies, has the potential for global demand to be down nearly 25 percent in the second quarter 2020. Contributing to the negative results in the sector was the ongoing conflict between Russia and Saudi Arabia, introducing additional long-term concerns to industry supply discipline. Given the macro uncertainty facing the sector, we decided to exit Fund investments in the group, Marathon Petroleum Corporation and Pioneer Natural Resources Company. We continue to monitor the space and look to opportunistically reinvest in idiosyncratic growth stories that can benefit from future changes in supply or demand.

Outlook

While headlines continue to show spikes in reported infections, and another move lower is certainly possible, we do believe that the brunt of the risk repricing has already occurred. We could also point to signs that are typically evident during a “bottoming” process like panic selling, forced liquidations, and deleveraging by quantitative strategies but acknowledge we are in unchartered territory. Our view, and hope, is that the policies enacted in the U.S. will help the economy bridge the gap from now until workers can safely return to their jobs. When that happens, our expectation remains for recovery in economic activity, albeit at a measured pace until a viable therapeutic agent and, ultimately, a vaccine is mass produced. We remain committed to a balanced approach within the Fund and have exposure to both defensive stocks which provide a ballast during turbulent times, as well as those more economically sensitive names that we believe will benefit most when activity resumes to pre-crisis levels.

As a fundamental, bottom-up manager, macro-economic forecasts do not drive our stock selection process but do help to shape our investment themes. We continue to find exciting opportunities in areas that offer secular growth and innovation. In regard to specific sectors, we believe Health Care and Information Technology represent some of the top sectors of the market. In this environment, we believe that high quality businesses supported by strong cash flows and healthy revenue streams should be better able to weather the storm. Additionally, we believe that the Health Care and Information Technology sectors are both beneficiaries of some of the impacts from COVID-19.

Following the market sell-off, we are now beginning to see variations in price action which suggest that price discovery is once again taking place after a period where forced liquidations drove much of the market. Additionally, we have tried to be opportunistic during these dislocations, adding to high-conviction holdings and swapping positions for stocks with what we believe are better risk-return profiles. We like the way the Fund is positioned. As a bottom-up, fundamental manager, we continue to focus on company fundamentals and look to buy stocks of quality U.S. companies at attractive valuations with strong growth prospects over time.

Management's Discussion of Fund Performance (Unaudited) (Continued)

Comparison of the Change in Value of a $10,000 Investment in the Touchstone Mid Cap Growth Fund - Class

A* and the Russell Midcap® Growth Index

*	The chart above represents performance of Class A shares only, which will vary from the performance of Class C shares, Class Y shares, Class R6 shares and Institutional Class shares based on the differences in sales loads and fees paid by shareholders in the different classes. The inception date of Class R6 shares and Institutional Class shares was February 10, 2020 and April 1, 2011, respectively. Institutional Class shares performance information was calculated using the historical performance of Class A shares for periods prior to April 1, 2011. Class R6 shares performance information was calculated using the historical performance of Institutional Class shares for periods prior to February 10, 2020. The returns have been restated for fees applicable to Class R6 and Institutional Class shares.

**	The average annual total returns shown above are adjusted for maximum sales loads and fees, if applicable. The maximum offering price per share of Class A shares is equal to the net asset value (“NAV”) per share plus a sales load equal to 5.26% of the NAV (or 5.00% of the offering price). Class C shares are subject to a contingent deferred sales charge (“CDSC”) of 1.00%. The CDSC will be assessed on an amount equal to the lesser of (1) the NAV at the time of purchase of the shares being redeemed or (2) the NAV of such shares being redeemed, if redeemed within a one-year period from the date of purchase. Class Y shares, Class R6 shares, and Institutional Class shares are not subject to sales charges.

The performance of the above Fund does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Notes to Chart

Russell Midcap® Growth Index measures the performance of those Russell Midcap® companies with higher price-to-book ratios and higher forecasted growth values.

The Frank Russell Company (FRC) is the source and owner of the Index data contained or reflected in this material and all trademarks and copyrights related thereto. The material may contain confidential information and unauthorized use, disclosure, copying, dissemination or redistribution is strictly prohibited. This is a Touchstone Investments presentation of the data, and FRC is not responsible for the formatting or configuration of this material or for any inaccuracy in the presentation thereof.

Management's Discussion of Fund Performance (Unaudited)

Touchstone Sands Capital Emerging Markets Growth Fund

Sub-Advised by Sands Capital Management, LLC

Investment Philosophy

The Touchstone Sands Capital Emerging Markets Growth Fund seeks long-term capital appreciation. The Fund invests in equity and equity-related securities issued by companies located in Emerging or Frontier Market countries. The Fund’s sub-advisor, Sands Capital Management LLC, uses a “bottom-up” approach to investment selection, as opposed to sector or regional allocations, that focuses on a company’s long-term business fundamentals. Sands Capital seeks companies that have: sustainable above-average earnings growth; a leadership position in a promising business space; significant competitive advantages such as profitability, superior quality or distribution relative to competitors or strong brand and consumer loyalty; a clear mission in an understandable business model; financial strength; and a rational valuation in relation to competitors, the market and business prospects.

Fund Performance

The Touchstone Sands Capital Emerging Markets Growth Fund (Class A Shares) outperformed its benchmark, the MSCI Emerging Markets Index, for the 12-month period ended March 31, 2020, although both posted negative returns. The Fund’s total return was -13.19 percent (calculated excluding the maximum sales charge), while the total return of the benchmark was -17.69 percent.

Market Environment

Following a volatile six months, easing U.S./China trade tensions in the fourth quarter of 2019 resulted in a “risk on” environment for equities globally. This proved short lived, however, as the global coronavirus outbreak sank stocks around the world.

Only one constituent country—Taiwan—eked out a positive return for the period, with all other countries, except for China, falling by double digits. Seventeen constituents experienced drops of more than 30 percent, led by Argentina, which was down over 50 percent. India, Brazil, South Korea, and China were the largest detractors to emerging markets equity returns.

Information Technology was the only sector to produce a positive return, and was one of the top contributors, along with Health Care. The Financials and Energy sectors were the top benchmark detractors.

Portfolio Review

The Fund outperformed the benchmark during the 12-month period largely due to positive allocation and currency effects. Singapore and China were the largest relative contributors from a country perspective, and India was the primary country detractor, largely attributable to Financials and travel-related businesses. From a sector perspective, Communication Services and Consumer Discretionary were the top contributors, while Information Technology and Industrials were the top detractors.

The top five relative individual contributors to investment results were Sea Ltd., Alibaba Group Holding Ltd., Hansoh Pharmaceutical Group Co. Ltd., Anta Sports Products Ltd., and New Oriental Education & Technology Group Inc.

Sea Ltd.: The stock was bolstered by strong results from Sea’s core gaming and ecommerce businesses. Sea was relatively unaffected by the social distancing measures spurred by the coronavirus outbreak given the digital nature of its operations, and the additional free time for users to play games and shop online.

Hansoh Pharmaceutical: The stock rose during the period in response to positive clinical and business results. The Fund sold the business in the third quarter of 2019 due to valuation concerns.

Anta Sports Products: The stock rose as the company executed on its “multibrand, omnichannel, full coverage” strategy. While not immune to the coronavirus outbreak, our long-term thesis remains intact, and our recent consumer surveys strengthened our conviction in the Chinese sportswear industry and Anta’s brand strength.

The top five relative detractors were Trip.com Group Ltd., Bajaj Finance Ltd., Bandhan Bank Ltd., HDFC Bank Ltd., and MakeMyTrip Ltd.

Trip.com: The COVID-19 outbreak meaningfully affected Trip’s business, as all domestic and overseas travel was effectively halted. Despite the near-term headwind, we believe that travel will resume once the outbreak subsides, and we believe that the secular trend of bookings moving online will remain intact.

Bandhan Bank: The stock has been pressured by several factors, including political tensions, promoter stock ownership concerns, and general stress in the Indian financial sector. Despite these external pressures, we continue to favorably view Bandhan’s position as India’s largest microfinance lender by market share.

Management's Discussion of Fund Performance (Unaudited) (Continued)

HDFC Bank: The Indian financials sector has faced several quarters of lingering issues, but most recently, the Reserve Bank of India’s rescue of failing Yes Bank caused panic, threatening a bank run on other private lenders. This, coupled with the coronavirus outbreak, affected all of the Fund’s Indian financials businesses, despite their continued fundamental strength.

During the period, the Fund purchased Bandhan Bank, Hansoh Pharmaceutical, Globant SA, Localiza Rent-a-Car SA, PagSeguro Digital Ltd., Prosus NV,Titan Co. Ltd., and Vincom Retail JSC.The Fund sold Adani Ports, Eicher Motors Ltd., Hansoh Pharmaceutical, IndusInd Bank Ltd., ITC Ltd., Larsen & Toubro Ltd., Medy-Tox Inc., Maruti Suzuki India Ltd., Naspers Ltd., Sands China Ltd., and Zee Entertainment Enterprises Ltd.

The regional and sector exposures are largely a byproduct of the Fund’s bottom-up investment process. While general positioning remained directionally unchanged, below are some highlights from the past year:

•	The Fund’s allocation to Emerging Asia fell in absolute and relative terms. However, this remains the Fund’s largest regional overweight. The reduction was largely due to exits, which included six Indian businesses.

•	Emerging Asia’s decrease was balanced in part by an absolute increase to Asia/Pacific ex-Japan. The Fund purchased no new businesses in this region, but raised the weights in existing holdings due to stronger conviction. Despite the increased weight, the region remains the Fund’s largest underweight.

•	The Fund’s allocation to Latin America also increased in absolute terms, resulting in an overweight to the region. Holdings in the region increased over the period from three to six.

•	From a sector perspective, the Fund’s largest overweights remained Consumer Discretionary, Communication Services, and Health Care, while the largest underweights remained Information Technology, Financials, and Energy.

Outlook

We continue to monitor the effects of the global coronavirus outbreak on portfolio businesses and the broader economy. We believe that businesses that can survive and thrive are those that continue to invest in their people, processes, product/services, and brands. These businesses’ earnings will likely be higher over a five-year period, resulting in opportunities for active investors in leading, innovative growth businesses.

We believe powerful secular trends will continue beyond the outbreak, and these shifts will change how people bank, communicate, and shop. In some cases, the outbreak may even cause these trends to accelerate. Many of the businesses in the Fund’s portfolio have the potential to benefit from one or more of the following secular trends: 1) Rise of Internet Penetration; 2) Formalization of Retail; 3) Hard & Soft Infrastructure; and 4) Financial Penetration.

Rising internet connectivity and mobile device penetration are spurring broad-based economic activity in emerging markets. Commercial opportunities—including ecommerce, online travel, and ride sharing—are being enabled by new cloud, logistics, and enterprise solutions. The internet is changing how people consume information, leading to opportunities for advertisers and digital media providers. Potential portfolio beneficiaries include Alibaba Group Holding Ltd., MercadoLibre Inc., Sea Ltd., and Tencent Holdings Ltd.

The shift from fragmented industries to consolidated operators offers powerful opportunities in many emerging economies. Informal “mom and pop” vendors lack the product selection, quality, and shopping experience offered by formal competitors. Formal retailers with compelling brands and/or store formats have the opportunity to take share and consolidate the market, particularly as consumer incomes rise and demand increases for better quality and greater selection. Potential portfolio beneficiaries include Anta Sports Products Ltd., Asian Paints Ltd., CP All PLC, and Jubilant Foodworks Ltd.

Substantial infrastructure investment and development are required to enhance productivity and stimulate demand. We see several countries beginning to enact pro-growth policies that should help sustain future domestic growth. Opportunities exist in both hard infrastructure—such as new roads and airports, and in soft infrastructure, which includes education and health care. Potential portfolio beneficiaries include Apollo Hospitals Enterprise Ltd., Grupo Aeroportuario del Sureste, New Oriental Education & Technology Group Inc. and Wuxi Biologics Cayman Inc.

Approximately a third of the world’s adult population remains unbanked, and nearly all of them live in emerging markets. New technologies are enabling access to basic financial products and services. Businesses serving the needs of the growing middle class should benefit from increasing demand for consumer financing. Potential portfolio beneficiaries include AIA Group Ltd., Bajaj Finance Ltd., Bank Central Asia, and HDFC Bank Ltd.

Not all emerging markets are created equal. The opportunity set consists of companies from over 25 countries, each with distinct growth prospects, central bank policy, demographics, and economic composition/exposures.

Management's Discussion of Fund Performance (Unaudited) (Continued)

Selectivity matters, and we continue to believe that our criteria-driven approach enables us to navigate the complexities and nuances within emerging markets. Ultimately, we believe that stock prices follow earnings growth, and we seek to invest in those businesses capable of driving above-average growth across market cycles.

We don’t know what the next quarter or year will bring. However, we remain comfortable with accepting short-term volatility for long-term value-creation potential, and are confident that the businesses we own will continue to deliver above-average earnings growth over our investment horizon.

Comparison of the Change in Value of a $10,000 Investment in the Touchstone Sands Capital Emerging

Markets Growth Fund - Class A* and the MSCI Emerging Markets Index

* The chart above represents performance of Class A shares only, which will vary from the performance of Class C shares, Class Y shares and Institutional Class shares based on the differences in sales loads and fees paid by shareholders in the different classes. The inception date of Class A shares, Class C shares, Class Y shares and Institutional Class shares was November 16, 2018, November 16, 2018, May 9, 2014 and May 9, 2014, respectively. Class A shares and Class C shares performance information was calculated using the historical performance of Class Y shares for periods prior to November 16, 2018. The returns have been restated for sales loads and fees applicable to Class A and Class C shares. The returns of the index listed above are based on the inception date of the Fund.

**	The average annual total returns shown above are adjusted for maximum sales loads and fees, if applicable. The maximum offering price per share of Class A shares is equal to the net asset value (“NAV”) per share plus a sales load equal to 5.26% of the NAV (or 5.00% of the offering price). Class C shares are subject to a contingent deferred sales charge (“CDSC”) of 1.00%. The CDSC will be assessed on an amount equal to the lesser of (1) the NAV at the time of purchase of the shares being redeemed or (2) the NAV of such shares being redeemed, if redeemed within a one-year period from the date of purchase. Class Y shares and Institutional Class shares are not subject to sales charges.

The performance of the above Fund does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Notes to Chart

MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets.

MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used to create indices or financial products. This report is not approved or produced by MSCI.

Tabular Presentation of Portfolios of Investments (Unaudited)

March 31, 2020

The tables below provide each Fund’s geographic allocation, sector allocation and/or credit quality. We hope it will be useful to shareholders as it summarizes key information about each Fund’s investments.

Touchstone Flexible Income Fund
Credit Quality*	(% of Fixed Income Securities)
AAA/Aaa	57.5%
AA/Aa	2.5
A/A	9.5
BBB/Baa	12.7
BB/Ba	5.8
B/B	5.1
Not Rated	6.9
100.0%

Credit Quality*	(% of Preferred Stocks)
AAA/Aaa	2.4
BBB/Baa	37.4
BB/Ba	50.2
Not Rated	10.0
100.0%

Sector Allocation**	(% of Net Assets)
Fixed Income Securities	64.3
Preferred Stocks
Financials	14.0
Utilities	3.8
Energy	1.4
Investment Funds	9.0
Purchased Call Options	0.0
Short-Term Investment Funds	5.9
Other Assets/Liabilities (Net)	1.6
Total	100.0%

Touchstone Focused Fund
Sector Allocation**	(% of Net Assets)
Information Technology	24.6%
Communication Services	19.2
Financials	15.5
Health Care	12.2
Consumer Discretionary	10.4
Industrials	9.1
Real Estate	3.7
Consumer Staples	2.9
Energy	1.7
Materials	0.8
Short-Term Investment Fund	0.0
Other Assets/Liabilities (Net)	(0.1)
Total	100.0%

Touchstone Global ESG Equity Fund
Geographic Allocation	(% of Net Assets)
Common Stocks
United States	48.4%
Japan	9.2
France	8.2
United Kingdom	7.8
Germany	7.7
Switzerland	3.5
China	2.8
Italy	2.4
Canada	2.1
Ireland	1.5
Hong Kong	1.3
Sweden	1.2
South Korea	0.8
Indonesia	0.6
India	0.5
Short-Term Investment Funds	5.9
Other Assets/Liabilities (Net)	(3.9)
Total	100.0%

* Credit quality ratings are from Standard & Poor's (“S&P”) and Moody's Investors Service (“Moody's”). If agency ratings differ, the higher rating will be used. Where no rating has been assigned, it may be for reasons unrelated to the creditworthiness of the issuer.

** Sector classifications are based upon the Global Industry Classification Standard (GICS®).

Tabular Presentation of Portfolios of Investments (Unaudited) (Continued)

Touchstone Growth Opportunities Fund
Sector Allocation*	(% of Net Assets)
Information Technology	38.6%
Health Care	17.5
Communication Services	13.0
Consumer Discretionary	12.0
Industrials	9.0
Financials	6.6
Consumer Staples	1.4
Short-Term Investment Fund	1.9
Other Assets/Liabilities (Net)	0.0
Total	100.0%

Touchstone Mid Cap Growth Fund
Sector Allocation*	(% of Net Assets)
Information Technology	34.7%
Health Care	21.5
Industrials	17.0
Consumer Discretionary	11.3
Financials	8.2
Real Estate	4.6
Materials	1.6
Short-Term Investment Funds	1.6
Other Assets/Liabilities (Net)	(0.5)
Total	100.0%

Touchstone Sands Capital Emerging Markets Growth Fund
Geographic Allocation	(% of Net Assets)
Common Stocks
China	36.7%
India	18.0
Singapore	7.1
Argentina	5.9
Russia	5.2
Hong Kong	4.3
Taiwan	4.0
Brazil	3.0
Indonesia	2.4
Netherlands	2.3
Thailand	2.1
Cambodia	1.4
Mexico	1.3
Philippines	0.9
Vietnam	0.6
Short-Term Investment Fund	3.7
Other Assets/Liabilities (Net)	1.1
Total	100.0%

* Sector classifications are based upon the Global Industry Classification Standard (GICS®).

Portfolio of Investments

Touchstone Flexible Income Fund – March 31, 2020

Principal		Market
Amount		Value
	Corporate Bonds — 23.3%
	Financials — 14.8%
$4,019,000	Ares Capital Corp., 3.250%, 7/15/25	$3,189,714
7,778,000	Citigroup, Inc., Ser Q, 5.950%(A)	6,844,640
7,610,000	Citigroup, Inc., Ser V, 4.700%(A)	6,518,726
8,636,000	Citizens Financial Group, Inc., Ser A, 5.500%(A)	7,426,960
31,298,000	Goldman Sachs Group, Inc. (The),Ser M, 5.375%(A)	27,972,588
1,952,000	Goldman Sachs Group, Inc. (The),Ser R, 4.950%(A)	1,737,280
3,264,000	Goldman Sachs Group, Inc.(The), 3.500%, 4/1/25	3,336,544
2,594,000	JPMorgan Chase & Co., Ser I, (3M LIBOR +3.470%),5.240%(A)(B)	2,315,819
1,278,000	Lincoln National Corp., (3M LIBOR +2.040%),3.859%, 4/20/67(B)	766,800
3,981,000	Lincoln National Corp., (3M LIBOR +2.358%),4.049%, 5/17/66(B)	2,468,220
9,072,000	MetLife, Inc., Ser C, 5.250%(A)	7,892,640
22,313,000	Morgan Stanley, Ser J, 5.550%(A)	19,412,310
3,458,000	Oaktree Specialty Lending Corp., 3.500%, 2/25/25	3,101,607
2,706,000	Reinsurance Group of America, Inc., (3M LIBOR+2.665%), 3.406%, 12/15/65(B)	1,735,222
		94,719,070
	Consumer Discretionary — 3.7%
2,015,000	Ford Motor Credit Co. LLC, 5.085%, 1/7/21	1,964,021
16,379,000	General Motors Co., (3M LIBOR +0.900%),1.796%, 9/10/21(B)	14,781,464
3,471,000	General Motors Financial Co., Inc., Ser A, 5.750%(A)	2,186,730
5,333,000	Marriott Ownership Resorts, Inc., 144a,4.750%, 1/15/28	3,999,750
31,000	Newell Brands, Inc., 3.400%, 4/1/21	30,770
635,000	Wyndham Destinations, Inc., 5.750%, 4/1/27	530,225
		23,492,960
	Energy — 2.1%
5,552,000	Energy Transfer Operating LP, Ser G, 7.125%(A)	3,393,938
11,369,000	MPLX LP, Ser B, 6.875%(A)	6,935,090
7,547,000	Occidental Petroleum Corp., 4.245%, 10/10/36#	2,924,462
		13,253,490
	Materials — 1.7%
10,590,000	Chevron Phillips Chemical Co. LLC / Chevron Phillips Chemical Co. LP, 144a, 5.125%, 4/1/25	10,891,718
	Utilities — 0.7%
4,754,000	Duke Energy Corp., 4.875%(A)	3,993,360
1,312,000	PPL Capital Funding, Inc., Ser A, (3M LIBOR +2.665%), 4.040%, 3/30/67(B)	839,680
		4,833,040
	Communication Services — 0.3%
2,826,000	Diamond Sports Group LLC / Diamond Sports Finance Co., 144a, 5.375%, 8/15/26	2,296,182
	Total Corporate Bonds	$149,486,460

Shares
	Preferred Stocks — 19.2%
	Financials — 14.0%
592,963	AGNC Investment Corp., Ser F, 6.125%(A)	10,525,093
189,858	AllianzGI Convertible &, Income Fund, Ser A,5.625%(A)	4,706,580
490,318	Annaly Capital Management, Inc.,Ser I, 6.750%(A)	8,732,564
158,294	Apollo Global Management, Inc.,Ser A, 6.375%(A)	3,734,155
509,316	Ares Management Corp., Ser A, 7.000%(A)	12,432,404
55,436	Bank of America Corp., Ser CC, 6.200%(A)	1,394,215
215,485	Bank of America Corp., Ser EE, 6.000%(A)	5,397,899
104,398	Bank of America Corp., Ser GG, 6.000%(A)	2,677,809
19,145	Capital One Financial Corp., Ser F, 6.200%(A)	459,863
328,432	GMAC Capital Trust I, Ser 2, (3M LIBOR +5.785%),7.477%, 2/15/40(B)	6,736,140
281,990	Hartford Financial Services Group, Inc. (The), 7.875%,4/15/42	7,368,399
8,731	JPMorgan Chase & Co., Ser BB, 6.150%(A)	219,585
253,040	National Rural Utilities Cooperative Finance Corp.,Ser US, 5.500%, 5/15/64	6,366,486
91,930	Oaktree Capital Group LLC, Ser A, 6.625%(A)	2,052,797
351,399	Oaktree Capital Group LLC, Ser B, 6.550%(A)	7,730,778
84,309	PartnerRe Ltd., Ser H, (Bermuda), 7.250%(A)	2,098,451
128,342	Stifel Financial Corp., 5.200%, 10/15/47	2,845,342
85,385	Wells Fargo & Co., Ser V, 6.000%(A)	2,138,894
60,333	Wells Fargo & Co., Ser W, 5.700%(A)	1,493,242
20,195	Wells Fargo & Co., Ser Z, 4.750%(A)	424,095
		89,534,791
	Utilities — 3.8%
365,386	Brookfield Renewable Partners LP, Ser 17, (Canada),5.250%(A)	7,117,719
240,059	Duke Energy Corp., Ser A, 5.750%(A)	6,236,733
140,452	Entergy Arkansas LLC, 4.900%, 12/1/52	3,522,536
97,586	Entergy Arkansas LLC, 4.750%, 6/1/63	2,434,771
102,510	Entergy Louisiana LLC, 4.875%, 9/1/66	2,541,223
72,249	Entergy Louisiana LLC, 4.700%, 6/1/63	1,788,163
28,529	Entergy Mississippi LLC, 4.900%, 10/1/66	706,378
670	Entergy New Orleans LLC, 5.000%, 12/1/52	16,723
		24,364,246
	Energy — 1.4%
22,839	Enbridge, Inc., Ser 1, (Canada), 5.949%(A)	318,832
90,996	Enbridge, Inc., Ser 5, (Canada), 5.375%(A)	1,216,617
46,849	Enbridge, Inc., Ser J, (Canada), 4.887%(A)	585,613
32,865	Enbridge, Inc., Ser L, (Canada), 4.959%(A)	416,071
545,112	Energy Transfer Operating LP, Ser E, 7.600%(A)	6,775,742
		9,312,875
	Total Preferred Stocks	$123,211,912

Principal
Amount
	Asset-Backed Securities — 15.2%
$183,673	Ally Auto Receivables Trust, Ser 2018-2, Class A3,2.920%, 11/15/22	184,588
989,152	American Credit Acceptance Receivables Trust, Ser 2018-1, Class C, 144a, 3.550%, 4/10/24	987,353
3,820,743	American Homes 4 Rent Trust, Ser 2014-SFR2, Class A, 144a, 3.786%, 10/17/36	3,839,201
1,700,000	AmeriCredit Automobile Receivables, Ser 2015-4,Class D, 3.720%, 12/8/21	1,691,289
1,930,000	AMMC CLO XII Ltd., Ser 2013-12A, Class X, (Cayman Islands), 144a, (3M LIBOR +0.650%),2.384%, 11/10/30(B)	1,929,954

Touchstone Flexible Income Fund (Continued)

Principal		Market
Amount		Value

	Asset-Backed Securities — 15.2% (Continued)
$753,730	Arivo Acceptance Auto Loan Receivables Trust, Ser 2019-1, Class A, 144a, 2.990%, 7/15/24	$739,385
6,628,584	Barings BDC Static CLO Ltd., Ser 2019-1A, Class A1, (Cayman Islands), 144a, (3M LIBOR +1.020%), 2.851%, 4/15/27(B)	6,474,807
297,004	BMW Vehicle Owner Trust, Ser 2019-A, Class A2, 2.050%, 5/25/22	297,854
300,072	Canadian Pacer Auto Receivables Trust, Ser 2018-2A, Class A2B, (Canada), 144a, (1M LIBOR +0.180%), 0.930%, 6/21/21(B)	299,267
160,000	Capital One Multi-Asset Execution Trust, Ser 2015-A2, Class A2, 2.080%, 3/15/23	159,895
915,304	CarMax Auto Owner Trust, Ser 2017-3, Class A3, 1.970%, 4/15/22	915,657
595,371	CarMax Auto Owner Trust, Ser 2018-1, Class A3, 2.480%, 11/15/22	593,962
18,263	CCG Receivables Trust, Ser 2017-1, Class A2, 144a, 1.840%, 11/14/23	18,250
205,915	Conseco Finance Corp., Ser 1998-4, Class A7, 6.870%, 4/1/30(B)(C)	208,725
1,103,248	CPS Auto Receivables Trust, Ser 2016-B, Class C, 144a, 4.220%, 3/15/22	1,102,225
1,857,862	CPS Auto Receivables Trust, Ser 2019-B, Class A, 144a, 2.890%, 5/16/22	1,849,742
4,136,873	CPS Auto Receivables Trust, Ser 2019-C, Class A, 144a, 2.550%, 9/15/22	4,106,179
170,053	CPS Auto Trust, Ser 2017-A, Class C, 144a, 3.310%, 12/15/22	169,540
392,279	Credit Acceptance Auto Loan Trust, Ser 2017-3A, Class A, 144a, 2.650%, 6/15/26	390,157
45,923	DT Auto Owner Trust, Ser 2019-1A, Class A, 144a, 3.080%, 9/15/22	45,853
1,572,224	DT Auto Owner Trust, Ser 2019-2A, Class A, 144a, 2.850%, 9/15/22	1,567,316
1,023,482	DT Auto Owner Trust, Ser 2019-3I, Class A, 2.550%, 8/15/22	1,018,659
4,563,051	Finance of America HECM Buyout, Ser 2020-HB1, Class A, 144a, 2.012%, 2/25/30(B)(C)	4,616,822
2,315,000	Ford Credit Auto Lease Trust, Ser 2018-B, Class A3, 3.190%, 12/15/21	2,319,032
665,679	Ford Credit Auto Owner Trust, Ser 2017-B, Class A3, 1.690%, 11/15/21	662,288
2,241,667	Galaxy XX CLO Ltd., Ser 2015-20A, Class X, (Cayman Islands), 144a, (3M LIBOR +0.600%), 2.419%, 4/20/31(B)	2,241,245
2,887,952	GLS Auto Receivables Issuer Trust, Ser 2019-2A, Class A, 144a, 3.060%, 4/17/23	2,823,187
2,091,315	GLS Auto Receivables Issuer Trust, Ser 2019-4I, Class A, 2.470%, 11/15/23	1,955,887
243,250	GM Financial Consumer Automobile Receivables Trust, Ser 2018-2, Class A3, 2.810%, 12/16/22	243,346
3,760,329	Honda Auto Receivables Owner Trust, Ser 2018-3, Class A3, 2.950%, 8/22/22	3,794,923
774,131	JFIN CLO 2014 Ltd., Ser 2014-1A, Class AR, (Cayman Islands), 144a, (3M LIBOR +0.950%), 2.769%, 4/21/25 (B)	756,547
875,000	LCM Ltd., Ser 2019-30, (Cayman Islands), 144a, (3M LIBOR +0.750%), 2.569%, 4/20/31 (B)	874,993
1,750,000	Madison Park Funding XXI Ltd., Ser 2016-21A, Class X, (Cayman Islands), 144a, (3M LIBOR +0.900%), 2.731%, 10/15/32 (B)	1,749,813
1,250,000	Marathon CLO VI Ltd., Ser 2014-6A, Class X, (Cayman Islands), 144a, (3M LIBOR +0.700%), 2.407%, 5/13/28(B)	1,249,935
434,779	Mid-State Capital Corp. Trust, Ser 2005-1, Class M2, 7.079%, 1/15/40	459,336
3,326,656	Nissan Auto Receivables Owner Trust, Ser 2018-A, Class A3, 2.650%, 5/16/22	3,337,869
6,000,000	NRZ Advance Receivables Trust, Ser 2019-T1, Class AT1, 144a, 2.590%, 7/15/52	5,726,818
4,000,000	NRZ Advance Receivables Trust, Ser 2019-T1, Class DT1, 144a, 3.330%, 7/15/52	3,841,906
1,000,000	OZLM VI Ltd., Ser 2014-6A, Class XS, (Cayman Islands), 144a, (3M LIBOR +0.700%), 2.536%, 4/17/31(B)	999,993
1,890,210	Pretium Mortgage Credit Partners LLC, Ser 2019-CFL1, Class A1, 144a, 3.721%, 1/25/59(B)(C)	1,627,500
6,904,122	PRPM LLC, Ser 2020-1A, Class A1, 144a, 2.981%, 2/25/25(B)(C)	6,549,195
358,159	Santander Drive Auto Receivables Trust, Ser 2018-1, Class B, 2.630%, 7/15/22	358,015
203,227	Securitized Term Auto Receivables Trust, Ser 2018-1A, Class A3, (Canada), 144a, 3.068%, 1/25/22	203,408
2,545,455	Sound Point CLO VI-R Ltd., Ser 2014-2RA, Class X, (Cayman Islands), 144a, (3M LIBOR +0.700%), 2.519%, 10/20/31(B)	2,545,437
87,549	Tesla Auto Lease Trust, Ser 2018-A, Class D, 144a, 3.300%, 5/20/20	87,195
5,900,000	Towd Point Mortgage Trust, Ser 2016-1, Class M1, 144a, 3.500%, 2/25/55(B)(C)	5,597,593
5,894,353	Towd Point Mortgage Trust, Ser 2017-6, Class A1, 144a, 2.750%, 10/25/57(B)(C)	5,898,952
1,875,000	Tryon Park CLO Ltd., Ser 2013-1A, Class XR, (Cayman Islands), 144a, (3M LIBOR +0.550%), 2.381%, 4/15/29(B)	1,874,983
1,786,674	United Auto Credit Securitization Trust, Ser 2019-1, Class A, 144a, 2.820%, 7/12/21	1,784,558
1,137,788	USAA Auto Owner Trust, Ser 2017-1, Class A4, 1.880%, 9/15/22	1,135,065
1,285,000	World Financial Network Credit Card Master Trust, Ser 2015-B, Class A, 2.550%, 6/17/24	1,289,931
2,192,025	World Omni Auto Receivables Trust, Ser 2018-B, Class A3, 2.870%, 7/17/23	2,172,120
	Total Asset-Backed Securities	$97,367,750
	U.S. Treasury Obligations—14.7%
18,724,000	U.S. Treasury Note, 2.500%, 5/31/20	18,797,941
16,180,000	U.S. Treasury Note, 2.625%, 7/31/20	16,320,311
58,331,000	U.S. Treasury Note, 2.625%, 11/15/20	59,256,093
	Total U.S. Treasury Obligations	$94,374,345

Shares

	Investment Funds — 9.0%
5,000,000	Alerian MLP ETF	17,200,000
669,927	BlackRock Corporate High Yield Fund, Inc.±	5,895,358
98,072	BlackRock Credit Allocation Income Trust±	1,143,520
123,428	BlackRock Debt Strategies Fund, Inc.±†	1,042,967
105,892	BlackRock Ltd. Duration Income Trust±	1,336,357
41,622	BlackRock Municipal Income Trust±†	539,421
307,115	BlackRock MuniVest Fund, Inc.±	2,487,631
101,443	First Trust High Income Long/Short Fund±	1,234,561
89,959	Invesco Municipal Opportunity Trust±	1,030,031

Touchstone Flexible Income Fund (Continued)

		Market
Shares		Value

	Investment Funds — 9.0% (Continued)
6,729	Invesco Municipal Trust±†	$78,729
1,346,800	Invesco Senior Income Trust±	4,336,696
63,539	Nuveen AMT-Free Quality Municipal Income Fund±	860,318
1,479,116	Nuveen Credit Strategies Income Fund±	8,386,588
226,364	Wells Fargo Income Opportunities Fund±	1,444,202
280,052	Western Asset High Income Fund II, Inc.±	1,403,060
124,788	Western Asset High Yield Defined Opportunity Fund, Inc.±	1,538,636
1,873,035	Western Asset High, Income Opportunity Fund Inc.±	7,885,477
	Total Investment Funds	$57,843,552

Principal
Amount

	Non-Agency Collateralized Mortgage Obligations — 4.9%
$628,266	American Home Mortgage Investment Trust, Ser 2004-4, Class 4A, (6M LIBOR +2.000%), 3.533%, 2/25/45(B)	604,295
4,245,729	Bear Stearns ALT-A Trust, Ser 2004-12, Class 1M1, (1M LIBOR +0.930%), 1.877%, 1/25/35(B)	3,526,599
80,604	Bear Stearns Asset Backed Securities Trust, Ser 2003-AC7, Class A2, 5.750%, 1/25/34(B)(C)	76,742
4,955,882	Citigroup Mortgage Loan Trust, Inc., Ser 2018-RP1,Class A1, 144a, 3.000%, 9/25/64(B)(C)	4,936,292
682,390	GSR Mortgage Loan Trust, Ser 2005-AR4, Class 6A1, 4.655%, 7/25/35(B)(C)	581,364
5,956	Merrill Lynch Mortgage Investors Trust, Ser 2003-A1, Class 2A, (12M LIBOR +1.625%), 3.162%, 12/25/32(B)	5,037
4,047,147	Metlife Securitization Trust, Ser 2017-1A, Class A, 144a, 3.000%, 4/25/55(B)(C)	4,004,820
212,072	Morgan Stanley Mortgage Loan Trust, Ser 2004-7AR, Class 2A6, 3.948%, 9/25/34(B)(C)	188,294
2,196,295	Morgan Stanley Mortgage Loan Trust, Ser 2005-5AR, Class 1M1, (1M LIBOR +0.750%), 1.697%, 9/25/35(B)	2,172,724
2,621,820	New Residential Mortgage Loan Trust, Ser 2017-2A, Class A3, 144a, 4.000%, 3/25/57(B)(C)	2,722,814
4,116,814	New Residential Mortgage Trust, Ser 2018-1A, Class A1A, 144a, 4.000%, 12/25/57(B)(C)	4,256,450
11,974	RALI Trust, Ser 2004-QS6, Class A1, 5.000%, 5/25/19	11,543
3,995,100	RMF Buyout Issuance Trust, Ser 2020-1, Class A, 144a, 2.158%, 2/25/30(B)(C)	3,812,356
4,426,981	Sequoia Mortgage Trust, Ser 2013-9, Class B1, 144a, 3.500%, 7/25/43	4,204,108
	Total Non-Agency Collateralized Mortgage Obligations	$31,103,438

	Commercial Mortgage-Backed Securities — 4.3%
30,100,000	BANK, Ser 2020-BN26, Class XA, 1.357%, 3/15/63(B)(C)(D)	2,665,858
10,000,000	BXMT Ltd., Ser 2020-FL2, Class A, (Cayman Islands),144a, (1M LIBOR +0.900%), 1.700%, 2/16/37(B)	8,553,850
3,672,651	Harvest Commercial Capital Loan Trust, Ser 2019-1, Class A, 144a, 3.290%, 9/25/46(B)(C)	3,393,836
6,808,229	Velocity Commercial Capital Loan Trust, Ser 2019-2, Class A, 144a, 3.130%, 7/25/49(B)(C)	6,216,323
6,711,807	Velocity Commercial Capital Loan Trust, Ser 2020-1, Class AFX, 144a, 2.610%, 2/25/50(B)(C)	6,265,304
	Total Commercial Mortgage-Backed Securities	$27,095,171

	Agency Collateralized Mortgage Obligations — 1.9%
7,216,279	GNMA, Ser 2012-147, Class IO, 0.560%, 4/16/54(B)(C)(D)	220,535
30,353,276	GNMA, Ser 2016-110, Class IO, 1.012%, 5/16/58(B)(C)(D)	1,936,800
36,526,593	GNMA, Ser 2016-158, Class IO, 0.898%, 6/16/58(B)(C)(D)	2,184,217
41,682,319	GNMA, Ser 2016-52, Class IO, 0.914%, 3/16/58(B)(C)(D)	2,428,062
41,632,453	GNMA, Ser 2017-76, Class IO, 0.952%, 12/16/56(B)(C)(D)	2,675,164
47,444,336	GNMA, Ser 2017-94, Class IO, 0.659%, 2/16/59(B)(C)(D)	2,490,543
	Total Agency Collateralized Mortgage Obligations	$11,935,321

	Number
	of	Notional
	Contracts	Amount
Purchased Call Option — 0.0%
Alerian MLP ETF, Strike @8.00, Exp 04/20	20,000	$6,880,000	$—

Shares

	Short-Term Investment Funds — 5.9%
37,877,306	Dreyfus Government Cash Management, Institutional Shares, 0.29%∞Ω	37,877,306
66,255	Invesco Government & Agency Portfolio, Institutional Class, 0.43%**∞Ω	66,255
	Total Short-Term Investment Funds	$37,943,561

Total Investment Securities — 98.4%
(Cost $687,436,547)	$630,361,510

Other Assets in Excess of Liabilities — 1.6%	10,573,285
Net Assets — 100.0%	$640,934,795

(A)	Perpetual Bond - A bond or preferred stock with no definite maturity date.
(B)	Variable rate security - Rate reflected is the rate in effect as of March 31, 2020.
(C)	Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.
(D)	Interest only security - This type of security represents the right to receive the monthly interest payments on an underlying pool of mortgages. Payments of principal on the pool reduce the value of the “interest only” holding.
#	Zero coupon bond - Rate shown reflects effective yield to maturity at time of purchase.
**	Represents collateral for securities loaned.
±	Closed-End Fund.
†	All or a portion of the security is on loan. The total market value of the securities on loan as of March 31, 2020 was $66,471.
∞	Open-End Fund.
Ω	Represents the 7-day SEC yield as of March 31, 2020.

Portfolio Abbreviations:

CLO - Collateralized Loan Obligation

ETF - Exchange-Traded Fund

GNMA - Government National Mortgage Association

LIBOR - London Interbank Offered Rate

LLC - Limited Liability Company

LP - Limited Partnership

144a - This is a restricted security that was sold in a transaction qualifying for the exemption under Rule 144a of the Securities Act of 1933. This security may be sold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2020, these securities were valued at $140,123,112 or 21.9% of net assets. These securities were deemed liquid pursuant to procedures approved by the Board of Trustees.

Touchstone Flexible Income Fund (Continued)

Other Information:

The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the security valuation section in the accompanying Notes to Financial Statements.

Valuation inputs at Reporting Date:

Description	Level 1	Level 2	Level 3	Total
Corporate Bonds	$—	$149,486,460	$—	$149,486,460
Preferred Stocks	123,211,912	—	—	123,211,912
Asset-Backed Securities	—	97,367,750	—	97,367,750
U.S. Treasury Obligations	—	94,374,345	—	94,374,345
Investment Funds	57,843,552	—	—	57,843,552
Non-Agency Collateralized Mortgage Obligations	—	31,103,438	—	31,103,438
Commercial Mortgage-Backed Securities	—	27,095,171	—	27,095,171
Agency Collateralized Mortgage Obligations	—	11,935,321	—	11,935,321
Purchased Options Equity Contracts	—	—	—	—
Short-Term Investment Funds	37,943,561	—	—	37,943,561
Total	$218,999,025	$411,362,485	$—	$630,361,510

See accompanying Notes to Financial Statements.

Portfolio of Investments

Touchstone Focused Fund – March 31, 2020

		Market
	Shares	Value
Common Stocks — 100.1%
Information Technology — 24.6%
Apple, Inc.	159,817	$40,639,865
Avnet, Inc.	277,874	6,974,637
International Business Machines Corp.	115,125	12,770,816
Microsoft Corp.	349,877	55,179,102
Oracle Corp.	432,705	20,912,633
salesforce.com, Inc.*	199,829	28,771,379
Texas Instruments, Inc.	102,479	10,240,726
Workday, Inc. - Class A*	61,016	7,945,504
		183,434,662
Communication Services — 19.2%
Alphabet, Inc. - Class A*	4,209	4,890,648
Alphabet, Inc. - Class C*	34,961	40,653,000
Baidu, Inc. (China) ADR*	36,695	3,698,489
Comcast Corp. - Class A	658,008	22,622,315
Facebook, Inc. - Class A*	232,753	38,823,200
Fox Corp. - Class A	289,405	6,838,640
Netflix, Inc.*	35,828	13,453,414
Walt Disney Co. (The)	127,711	12,336,883
		143,316,589
Financials — 15.5%
Bank of America Corp.	987,717	20,969,232
Berkshire Hathaway, Inc. - Class B*	350,946	64,163,457
Goldman Sachs Group, Inc. (The)	116,068	17,942,952
Signature Bank/NewYork NY	151,058	12,143,553
		115,219,194
Health Care — 12.2%
AmerisourceBergen Corp.	86,652	7,668,702
Bio-Rad Laboratories, Inc. - Class A*	34,097	11,953,044
Bristol-Myers Squibb Co.	297,102	16,560,466
Johnson & Johnson	191,981	25,174,469
Novartis AG (Switzerland) ADR	128,455	10,591,115
UnitedHealth Group, Inc.	76,711	19,130,189
		91,077,985
Consumer Discretionary — 10.4%
Alibaba Group Holding Ltd. (China) ADR*	65,390	12,717,047
Amazon.com, Inc.*	20,353	39,682,651
JD.com, Inc. (China) ADR*	221,263	8,961,152
Starbucks Corp.	95,848	6,301,048
Trip.com Group Ltd. (China) ADR*	214,783	5,036,661
Yum China Holdings, Inc. (China)	120,727	5,146,592
		77,845,151
Industrials — 9.1%
Deere & Co.	97,091	13,414,093
FedEx Corp.	52,884	6,412,714
General Electric Co.	443,698	3,522,962
Hubbell, Inc.	100,662	11,549,958
Parker-Hannifin Corp.	34,802	4,514,863
Union Pacific Corp.	93,849	13,236,463
United Technologies Corp.*	163,548	15,427,483
		68,078,536
Real Estate — 3.7%
Americold Realty Trust REIT	273,955	9,325,428
Jones Lang LaSalle, Inc.	181,925	18,370,787
		27,696,215
Consumer Staples — 2.9%
Monster Beverage Corp.*	216,813	12,197,899
Philip Morris International, Inc.	131,288	9,578,772
		21,776,671
Energy — 1.7%
Exxon Mobil Corp.	225,353	8,556,653
Schlumberger Ltd.	275,554	3,717,223
		12,273,876
Materials — 0.8%
DuPont de Nemours, Inc.	174,580	5,953,178
Total Common Stocks		$746,672,057

Short-Term Investment Fund — 0.0%
Dreyfus Government Cash Management, Institutional Shares, 0.29%∞Ω	70	$70

Total Investment Securities —100.1%
(Cost $596,127,272)		$746,672,127
Liabilities in Excess of Other Assets — (0.1%)		(621,749)

Net Assets — 100.0%		$746,050,378

*	Non-income producing security.
∞	Open-End Fund.
Ω	Represents the 7-day SEC yield as of March 31, 2020.

Portfolio Abbreviations:

ADR - American Depositary Receipt

REIT - Real Estate Investment Trust

Other Information:

The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the security valuation section in the accompanying Notes to Financial Statements.

Valuation inputs at Reporting Date:

Description	Level 1	Level 2	Level 3	Total
Common Stocks	$746,672,057	$—	$—	$746,672,057
Short-Term Investment Fund	70	—	—	70

Total	$746,672,127	$—	$—	$746,672,127

See accompanying Notes to Financial Statements.

Portfolio of Investments

Touchstone Global ESG Equity Fund – March 31, 2020

		Market
	Shares	Value
Common Stocks — 98.0%
United States — 48.4%
Communication Services — 15.9%
Alphabet, Inc. - Class A*	11,263	$13,087,043
Comcast Corp. - Class A	416,360	14,314,457
Facebook, Inc. - Class A*	145,998	24,352,466
Verizon Communications, Inc.	390,842	20,999,941
Walt Disney Co. (The)	89,917	8,685,982

Consumer Discretionary — 3.0%
Amazon.com, Inc.*	8,001	15,599,710

Consumer Staples — 0.5%
Walgreens Boots Alliance, Inc.	55,769	2,551,432

Energy — 0.5%
ConocoPhillips	81,965	2,524,522

Financials — 6.3%
Aflac, Inc.	256,290	8,775,370
Fifth Third Bancorp	226,241	3,359,679
First Horizon National Corp.	295,977	2,385,575
Progressive Corp. (The)	237,992	17,573,329

Health Care — 7.6%
Alnylam Pharmaceuticals, Inc.*	39,126	4,258,865
Becton Dickinson & Co.	38,234	8,785,026
Cerner Corp.	149,134	9,393,951
Illumina, Inc.*	18,653	5,094,507
Ionis Pharmaceuticals, Inc.*	75,746	3,581,271
Neurocrine Biosciences, Inc.*	34,765	3,008,911
Regeneron Pharmaceuticals, Inc.*	10,540	5,146,577

Industrials — 2.2%
Deere & Co.	57,498	7,943,924
Hexcel Corp.	87,474	3,253,158

Information Technology — 12.4%
Apple, Inc.	73,957	18,806,526
Applied Materials, Inc.	118,999	5,452,534
Micron Technology, Inc.*	170,282	7,162,061
Microsoft Corp.	150,615	23,753,492
Visa, Inc. - Class A	51,939	8,368,412
Total United States		248,218,721

Japan — 9.2%
Communication Services — 2.9%
KDDI Corp.	505,700	14,937,667

Consumer Discretionary — 2.0%
Sony Corp.	168,500	9,980,858

Health Care — 0.9%
Eisai Co. Ltd.	65,300	4,776,527

Industrials — 1.6%
Amada Holdings Co. Ltd.	502,100	3,935,419
Mitsubishi Electric Corp.	335,900	4,103,428

Information Technology — 1.8%
Kyocera Corp.	158,800	9,370,914
Total Japan		47,104,813

France — 8.2%
Communication Services — 0.7%
Ubisoft Entertainment SA*	51,939	3,796,276

Energy—2.5%
TOTAL SA†	345,107	13,003,224

Industrials—5.0%
Cie de Saint-Gobain	361,354	8,670,847
Schneider Electric SE	197,522	16,695,136
Total France		42,165,483

United Kingdom — 7.8%
Consumer Staples — 0.5%
Reckitt Benckiser Group PLC	34,171	$2,602,996

Financials — 4.4%
Lloyds Banking Group PLC	22,653,068	8,856,267
Willis Towers Watson PLC	79,589	13,518,192

Health Care — 2.9%
GlaxoSmithKline PLC ADR	399,160	15,124,172
Total United Kingdom		40,101,627

Germany — 7.7%
Consumer Discretionary — 0.8%
Continental AG	56,166	4,004,540

Industrials — 2.7%
Deutsche Post AG	386,844	10,370,755
KION Group AG	74,233	3,194,836

Materials — 1.6%
HeidelbergCement AG	195,042	8,332,796

Real Estate — 2.6%
Vonovia SE	270,020	13,359,535
Total Germany		39,262,462

Switzerland — 3.5%
Health Care — 2.4%
Novartis AG	149,448	12,398,361

Information Technology — 1.1%
TE Connectivity Ltd.	86,167	5,426,798
Total Switzerland		17,825,159

China — 2.8%
Communication Services — 1.9%
Tencent Holdings Ltd.	199,300	9,850,923

Consumer Discretionary — 0.9%
Shenzhou International Group Holdings Ltd.	449,500	4,715,284
Total China		14,566,207

Italy — 2.4%
Utilities — 2.4%
Enel SpA	1,759,732	12,138,363

Canada — 2.1%
Financials — 1.2%
Intact Financial Corp.	67,258	5,812,968

Materials — 0.9%
Agnico Eagle Mines Ltd.	120,162	4,781,246
Total Canada		10,594,214

Ireland — 1.5%
Health Care — 1.5%
Medtronic PLC	83,381	7,519,298

Hong Kong — 1.3%
Financials — 1.3%
AIA Group Ltd.	752,400	6,737,472

Sweden — 1.2%
Financials — 1.2%
Swedbank AB - Class A†	580,863	6,406,473

South Korea—0.8%
Communication Services — 0.8%
KT Corp. ADR*	536,131	4,171,099

Indonesia — 0.6%
Financials — 0.6%
Bank Rakyat Indonesia Persero Tbk PT	18,022,200	3,305,365

Touchstone Global ESG Equity Fund (Continued)

		Market
	Shares	Value
Common Stocks — 98.0% (Continued)
India — 0.5%
Financials — 0.5%
ICICI Bank Ltd. ADR	327,090	$2,780,265
Total Common Stocks		$502,897,021

Short-Term Investment Funds — 5.9%
Dreyfus Government Cash Management, Institutional
Shares, 0.29%∞Ω	10,244,328	10,244,328
Invesco Government & Agency Portfolio, Institutional
Class, 0.43%**∞Ω	19,738,050	19,738,050
Total Short-Term Investment Funds		$29,982,378

Total Investment Securities —103.9%
(Cost $529,210,138)		$532,879,399

Liabilities in Excess of Other Assets — (3.9%)		(19,781,326)

Net Assets — 100.0%		$513,098,073

*	Non-income producing security.
**	Represents collateral for securities loaned.
†	All or a portion of the security is on loan. The total market value of the securities on loan as of March 31, 2020 was $19,177,539.
∞	Open-End Fund.
Ω	Represents the 7-day SEC yield as of March 31, 2020.

Portfolio Abbreviations:

ADR - American Depositary Receipt

PLC - Public Limited Company

Other Information:

The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the security valuation section in the accompanying Notes to Financial Statements.

Valuation inputs at Reporting Date:

Description	Level 1	Level 2	Level 3	Total
Common Stocks
United States	$248,218,721	$—	$—	$248,218,721
Japan	—	47,104,813	—	47,104,813
France	—	42,165,483	—	42,165,483
United Kingdom	28,642,364	11,459,263	—	40,101,627
Germany	13,359,535	25,902,927	—	39,262,462
Switzerland	17,825,159	—	—	17,825,159
China	—	14,566,207	—	14,566,207
Italy	—	12,138,363	—	12,138,363
Canada	10,594,214	—	—	10,594,214
Ireland	7,519,298	—	—	7,519,298
Hong Kong	—	6,737,472	—	6,737,472
Sweden	—	6,406,473	—	6,406,473
South Korea	4,171,099	—	—	4,171,099
Indonesia	—	3,305,365	—	3,305,365
India	2,780,265	—	—	2,780,265
Short-Term Investment Funds	29,982,378	—	—	29,982,378
Total	$363,093,033	$169,786,366	$—	$532,879,399

See accompanying Notes to Financial Statements.

Portfolio of Investments

Touchstone Growth Opportunities Fund – March 31, 2020

		Market
	Shares	Value
Common Stocks — 98.1%
Information Technology — 38.6%
Apple, Inc.	44,092	$11,212,155
Applied Materials, Inc.	49,670	2,275,879
Broadcom, Inc.	8,880	2,105,448
Cisco Systems, Inc.	69,520	2,732,831
Cognizant Technology Solutions Corp. - Class A	36,410	1,691,973
Fidelity National Information Services, Inc.	36,769	4,472,581
Global Payments, Inc.	21,467	3,096,186
Microsoft Corp.	55,959	8,825,294
NVIDIA Corp.	6,740	1,776,664
PayPal Holdings, Inc.*	34,580	3,310,689
Proofpoint, Inc.*	24,689	2,532,845
salesforce.com, Inc.*	28,888	4,159,294
Science Applications International Corp.	24,350	1,817,240
ServiceNow, Inc.*	14,231	4,078,320
Visa, Inc. - Class A	37,612	6,060,046
Zendesk, Inc.*	43,158	2,762,544
		62,909,989
Health Care — 17.5%
Amedisys, Inc.*	8,554	1,570,001
Ascendis Pharma A/S (Denmark) ADR*	29,835	3,359,719
Bio-Rad Laboratories, Inc. - Class A*	8,975	3,146,276
Bristol-Myers Squibb Co.	59,896	3,338,603
Humana, Inc.	11,950	3,752,539
Novartis AG (Switzerland) ADR	45,730	3,770,438
Seattle Genetics, Inc.*	16,400	1,892,232
Thermo Fisher Scientific, Inc.	10,802	3,063,447
Vertex Pharmaceuticals, Inc.*	19,255	4,581,727
		28,474,982
Communication Services — 13.0%
Alphabet, Inc. - Class A*	7,861	9,134,089
Charter Communications, Inc. - Class A*	7,888	3,441,613
Facebook, Inc. - Class A*	41,779	6,968,737
T-Mobile US, Inc.*	19,100	1,602,490
		21,146,929
Consumer Discretionary — 12.0%
Amazon.com, Inc.*	5,433	10,592,829
Home Depot, Inc. (The)	25,684	4,795,460
NIKE, Inc. - Class B	30,930	2,559,148
TopBuild Corp.*	21,944	1,572,068
		19,519,505
Industrials — 9.0%
AMETEK, Inc.	34,011	2,449,472
Illinois Tool Works, Inc.	15,664	2,226,168
L3Harris Technologies, Inc.	14,750	2,656,770
Trane Technologies PLC	29,946	2,473,240
TransDigm Group, Inc.	5,863	1,877,274
Union Pacific Corp.	20,917	2,950,134
		14,633,058
Financials — 6.6%
Blackstone Group, Inc. (The) - Class A	36,522	1,664,308
Citigroup, Inc.	36,010	1,516,741
LPL Financial Holdings, Inc.	28,690	1,561,597
S&P Global, Inc.	13,236	3,243,482
Willis Towers Watson PLC	16,180	2,748,173
		10,734,301
Consumer Staples — 1.4%
Constellation Brands, Inc. - Class A	16,520	2,368,307
Total Common Stocks		$159,787,071

Short-Term Investment Fund — 1.9%
Dreyfus Government Cash Management, Institutional
Shares, 0.29%∞Ω	3,041,640	$3,041,640

Total Investment Securities —100.0%
(Cost $142,346,995)		$162,828,711

Other Assets in Excess of Liabilities — 0.0%		15,446

Net Assets — 100.0%		$162,844,157

* Non-income producing security.

∞ Open-End Fund.

Ω Represents the 7-day SEC yield as of March 31, 2020.

Portfolio Abbreviations:

ADR - American Depositary Receipt

PLC - Public Limited Company

Other Information:

The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the security valuation section in the accompanying Notes to Financial Statements.

Valuation inputs at Reporting Date:

Description	Level 1	Level 2	Level 3	Total
Common Stocks	$159,787,071	$—	$—	$159,787,071
Short-Term Investment Fund	3,041,640	—	—	3,041,640

Total	$162,828,711	$—	$—	$162,828,711

See accompanying Notes to Financial Statements.

Portfolio of Investments

Touchstone Mid Cap Growth Fund – March 31, 2020

		Market
	Shares	Value
Common Stocks — 98.9%
Information Technology — 34.7%
Applied Materials, Inc.	348,241	$15,956,403
Cognizant Technology Solutions Corp. - Class A	408,690	18,991,824
Fidelity National Information Services, Inc.	215,140	26,169,630
Fiserv, Inc.*	267,860	25,444,021
FleetCor Technologies, Inc.*	66,585	12,420,766
Fortinet, Inc.*	260,802	26,385,338
Global Payments, Inc.	248,830	35,888,751
Microchip Technology, Inc.	201,277	13,646,581
Micron Technology, Inc.*	290,558	12,220,870
NCR Corp.*	400,948	7,096,780
Nice Ltd. (Israel) ADR*	138,373	19,864,828
ServiceNow, Inc.*	86,680	24,840,756
Splunk, Inc.*	227,350	28,698,390
Square, Inc. - Class A*	170,290	8,919,790
SS&C Technologies Holdings, Inc.	509,320	22,318,402
Twilio, Inc. - Class A*	187,160	16,748,948
Xilinx, Inc.	229,810	17,911,391
Zendesk, Inc.*	418,500	26,788,185
		360,311,654
Health Care — 21.5%
Ascendis Pharma A/S (Denmark) ADR*	232,260	26,154,799
BioMarin Pharmaceutical, Inc.*	314,190	26,549,055
Cooper Cos., Inc. (The)	75,479	20,807,296
DexCom, Inc.*	111,680	30,072,074
ICON PLC (Ireland)*	141,440	19,235,840
IDEXX Laboratories, Inc.*	107,238	25,977,333
Masimo Corp.*	84,070	14,890,478
Mettler-Toledo International, Inc.*	28,194	19,468,239
Seattle Genetics, Inc.*	163,232	18,833,708
STERIS PLC	149,729	20,957,568
		222,946,390
Industrials — 17.0%
AMETEK, Inc.	227,050	16,352,141
CoStar Group, Inc.*	21,168	12,430,061
JB Hunt Transport Services, Inc.	200,506	18,492,668
L3Harris Technologies, Inc.	157,097	28,296,312
Rockwell Automation, Inc.	114,295	17,248,259
Teledyne Technologies, Inc.*	69,189	20,567,814
Trane Technologies PLC (Ireland)	242,390	20,018,990
TransDigm Group, Inc.	54,366	17,407,450
TransUnion	229,811	15,208,892
Waste Connections, Inc.	124,570	9,654,175
		175,676,762
Consumer Discretionary — 11.3%
Carter's, Inc.	174,893	11,495,717
Eldorado Resorts, Inc.*†	345,178	4,970,563
Hilton Worldwide Holdings, Inc.	324,000	22,109,760
O'Reilly Automotive, Inc.*	76,403	23,001,123
Ross Stores, Inc.	264,220	22,979,213
Ulta Beauty, Inc.*	101,035	17,751,849
Yum China Holdings, Inc. (China)	351,920	15,002,350
		117,310,575
Financials — 8.2%
Arthur J Gallagher & Co.	230,120	$18,757,081
Brookfield Asset Management, Inc. (Canada) - Class A	308,360	13,644,930
MSCI, Inc.	61,670	17,820,163
Progressive Corp. (The)	229,810	16,969,170
Tradeweb Markets, Inc. - Class A	420,960	17,697,158
		84,888,502
Real Estate — 4.6%
Alexandria Real Estate Equities, Inc. REIT	119,350	16,358,111
SBA Communications Corp. REIT	115,980	31,311,121
		47,669,232
Materials — 1.6%
RPM International, Inc.	283,200	16,850,400
Total Common Stocks		$1,025,653,515

Short-Term Investment Funds — 1.6%
Dreyfus Government Cash Management, Institutional Shares, 0.29%∞Ω	15,795,639	15,795,639
Invesco Government & Agency Portfolio, Institutional Class, 0.43%**∞Ω	1,119,300	1,119,300
Total Short-Term Investment Funds		$16,914,939

Total Investment Securities —100.5%
(Cost $967,849,005)		$1,042,568,454

Liabilities in Excess of Other Assets — (0.5%)		(5,169,943)

Net Assets — 100.0%		$1,037,398,511

*	Non-income producing security.
**	Represents collateral for securities loaned.
†	All or a portion of the security is on loan. The total market value of the securities on loan as of March 31, 2020 was $1,310,400.
∞	Open-End Fund.
Ω	Represents the 7-day SEC yield as of March 31, 2020.

Portfolio Abbreviations:

ADR - American Depositary Receipt

PLC - Public Limited Company

REIT - Real Estate Investment Trust

Other Information:

The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the security valuation section in the accompanying Notes to Financial Statements.

Valuation inputs at Reporting Date:

Description	Level 1	Level 2	Level 3	Total
Common Stocks	$1,025,653,515	$—	$—	$1,025,653,515
Short-Term Investment Funds	16,914,939	—	—	16,914,939

Total	$1,042,568,454	$—	$—	$1,042,568,454

See accompanying Notes to Financial Statements.

Portfolio of Investments

Touchstone Sands Capital Emerging Markets Growth Fund – March 31, 2020

		Market
	Shares	Value
Common Stocks — 95.2%
China — 36.7%
Communication Services — 10.9%
Baidu, Inc. ADR*	186,672	$18,814,671
Tencent Holdings Ltd.	2,500,600	123,598,690
Consumer Discretionary — 20.0%
Alibaba Group Holding Ltd. ADR*	745,073	144,901,797
ANTA Sports Products Ltd.	6,531,500	47,397,158
New Oriental Education & Technology Group, Inc. ADR*	375,636	40,658,841
Trip.com Group Ltd. (China) ADR*	1,256,000	29,453,200
Consumer Staples — 0.4%
Foshan Haitian Flavouring & Food Co. Ltd. - Class A	263,895	4,656,883
Health Care — 3.3%
BeiGene Ltd. ADR*	106,500	13,111,215
Wuxi Biologics, Inc., 144a*	2,413,000	30,806,360
Information Technology — 2.1%
Sunny Optical Technology Group Co. Ltd.	2,100,200	27,781,159
Total China		481,179,974
India — 18.0%
Consumer Discretionary — 4.6%
Jubilant Foodworks Ltd.	1,904,812	36,902,387
MakeMyTrip Ltd.*	927,866	11,092,638
Titan Co. Ltd.	983,584	12,114,525
Consumer Staples — 0.9%
Britannia Industries Ltd.	350,283	12,388,570
Financials — 8.2%
Bajaj Finance Ltd.	971,570	28,396,125
Bandhan Bank Ltd., 144a	4,077,750	10,948,347
HDFC Bank Ltd.	3,142,055	35,807,304
Housing Development Finance Corp. Ltd.	1,511,209	32,618,459
Health Care — 2.7%
Apollo Hospitals Enterprise Ltd.	2,346,134	35,158,738
Materials — 1.6%
Asian Paints Ltd.	940,011	20,707,237
Total India		236,134,330
Singapore — 7.1%
Communication Services — 7.1%
Sea Ltd. ADR*	2,112,583	93,608,553
Argentina — 5.9%
Consumer Discretionary — 4.4%
MercadoLibre, Inc.*	117,965	57,635,340
Information Technology — 1.5%
Globant SA*	218,520	19,203,537
Total Argentina		76,838,877
Russia — 5.2%
Communication Services — 5.2%
Mail.Ru Group Ltd. GDR*	813,900	13,082,082
Yandex NV - Class A*	1,609,300	54,796,665
Total Russia		67,878,747
Hong Kong — 4.3%
Financials — 3.3%
AIA Group Ltd.	4,763,600	42,656,327
Health Care — 1.0%
Hutchison China MediTech Ltd. ADR*	746,262	13,320,777
Total Hong Kong		55,977,104
Taiwan — 4.0%
Information Technology — 4.0%
Taiwan Semiconductor Manufacturing Co. Ltd. ADR	1,102,195	$52,673,899
Brazil — 3.0%
Consumer Staples — 0.9%
Raia Drogasil SA	635,700	12,393,220
Industrials — 0.6%
Localiza Rent a Car SA	1,493,715	7,551,797
Information Technology — 1.5%
Pagseguro Digital Ltd. - Class A*	1,015,572	19,631,007
Total Brazil		39,576,024
Indonesia — 2.4%
Financials — 2.4%
Bank Central Asia Tbk PT	18,505,600	31,180,441
Netherlands — 2.3%
Consumer Discretionary — 2.3%
Prosus NV*	428,800	29,865,120
Thailand — 2.1%
Consumer Staples — 2.1%
CP ALL PCL	15,212,800	28,130,429
Cambodia — 1.4%
Consumer Discretionary — 1.4%
NagaCorp Ltd.	18,327,000	18,552,323
Mexico — 1.3%
Industrials — 1.3%
Grupo Aeroportuario del Sureste SAB de CV ADR	176,565	16,621,829
Philippines — 0.9%
Real Estate — 0.9%
SM Prime Holdings, Inc.	22,439,900	12,461,863
Vietnam — 0.6%
Real Estate — 0.6%
Vincom Retail JSC	10,009,724	7,970,134
Total Common Stocks		$1,248,649,647

Short-Term Investment Fund — 3.7%
Dreyfus Government Cash Management, Institutional
Shares, 0.29%∞Ω	48,039,318	$48,039,318

Total Investment Securities —98.9%
(Cost $1,343,837,744)		$1,296,688,965

Other Assets in Excess of Liabilities — 1.1%		14,843,351
Net Assets — 100.0%		$1,311,532,316

* Non-income producing security.

∞ Open-End Fund.

Ω Represents the 7-day SEC yield as of March 31, 2020.

Portfolio Abbreviations:

ADR - American Depositary Receipt GDR - Global Depositary Receipt PCL - Public Company Limited

144a - This is a restricted security that was sold in a transaction qualifying for the exemption under Rule 144a of the Securities Act of 1933. This security may be sold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2020, these securities were valued at $41,754,707 or 3.2% of net assets. These securities were deemed liquid pursuant to procedures approved by the Board of Trustees.

Touchstone Sands Capital Emerging Markets Growth Fund (Continued)

Other Information:

The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the security valuation section in the accompanying Notes to Financial Statements.

Valuation inputs at Reporting Date:

Description	Level 1	Level 2	Level 3	Total
Common Stocks
China	$251,596,607	$229,583,367	$—	$481,179,974
India	31,799,875	204,334,455	—	236,134,330
Singapore	93,608,553	—	—	93,608,553
Argentina	76,838,877	—	—	76,838,877
Russia	54,796,665	13,082,082	—	67,878,747
Hong Kong	13,320,777	42,656,327	—	55,977,104
Taiwan	52,673,899	—	—	52,673,899
Brazil	39,576,024	—	—	39,576,024
Indonesia	—	31,180,441	—	31,180,441
Netherlands	29,865,120	—	—	29,865,120
Thailand	—	28,130,429	—	28,130,429
Cambodia	—	18,552,323	—	18,552,323
Mexico	16,621,829	—	—	16,621,829
Philippines	—	12,461,863	—	12,461,863
Vietnam	—	7,970,134	—	7,970,134
Short-Term Investment Fund	48,039,318	—	—	48,039,318
Total	$708,737,544	$587,951,421	$—	$1,296,688,965

See accompanying Notes to Financial Statements.

Statements of Assets and Liabilities

March 31, 2020

						Touchstone
	Touchstone			Touchstone	Touchstone	Sands Capital
	Flexible	Touchstone	Touchstone	Growth	Mid Cap	Emerging
	Income	Focused	Global ESG	Opportunities	Growth	Markets
	Fund	Fund	Equity Fund	Fund	Fund	Growth Fund
Assets
Investments, at cost	$687,436,547	$596,127,272	$529,210,138	$142,346,995	$967,849,005	$1,343,837,744
Investments, at market value (A)	$630,361,510	$746,672,127	$532,879,399	$162,828,711	$1,042,568,454	$1,296,688,965
Cash	1,534,432	—	82,216	—	—	—
Cash deposits held at prime broker	18,970,693	—	—	—	—	—
Foreign currency (B)	—	—	4,967,328	—	—	20,802,105
Dividends and interest receivable	3,874,719	656,439	1,475,724	37,641	122,931	672,297
Receivable for capital shares sold	1,131,760	115,193	1,091,820	220,393	4,584,267	20,783,473
Receivable for investments sold	3,828,355	4,065,748	1,191,646	—	—	3,184,996
Receivable for securities lending income	8,490	—	5,351	—	980	—
Tax reclaim receivable	—	79,318	415,729	28,694	3,913	—
Other assets	29,548	19,479	22,501	21,815	30,127	60,074
Total Assets	659,739,507	751,608,304	542,131,714	163,137,254	1,047,310,672	1,342,191,910
Liabilities
Bank overdrafts	—	1,293,264	—	3,556	5,327	58,293
Payable for return of collateral for securities on loan	66,255	—	19,738,050	—	1,119,300	—
Payable for capital shares redeemed	6,469,593	878,785	3,548,884	69,011	7,305,350	4,274,778
Payable for investments purchased	11,477,294	2,278,823	4,933,848	—	—	24,450,362
Payable to Investment Advisor	333,817	422,803	298,336	93,820	661,664	1,273,642
Payable to other affiliates	102,888	170,846	148,608	17,128	208,492	168,134
Payable to Trustees	11,130	11,130	11,130	11,130	11,130	11,130
Payable for professional services	35,390	31,632	31,970	25,253	37,310	53,220
Payable for reports to shareholders	25,223	27,117	22,788	12,388	65,180	31,974
Payable for transfer agent services	262,064	435,439	284,067	56,068	490,636	287,491
Other accrued expenses and liabilities	21,058	8,087	15,960	4,743	7,772	50,570
Total Liabilities	18,804,712	5,557,926	29,033,641	293,097	9,912,161	30,659,594
Net Assets	$640,934,795	$746,050,378	$513,098,073	$162,844,157	$1,037,398,511	$1,311,532,316
Net assets consist of:
Paid-in capital	$692,237,954	$571,005,238	$543,350,581	$143,943,338	$969,370,960	$1,424,235,919
Distributable earnings (deficit)	(51,303,159)	175,045,140	(30,252,508)	18,900,819	68,027,551	(112,703,603)
Net Assets	$640,934,795	$746,050,378	$513,098,073	$162,844,157	$1,037,398,511	$1,311,532,316
(A) Includes market value of securities on loan of:	$66,471	$—	$19,177,539	$—	$1,310,400	$—
(B)Cost of foreign currency:	$—	$—	$4,873,985	$—	$—	$20,805,434

See accompanying Notes to Financial Statements.

Statements of Assets and Liabilities (Continued)

						Touchstone
	Touchstone			Touchstone	Touchstone	Sands Capital
	Flexible	Touchstone	Touchstone	Growth	Mid Cap	Emerging
	Income	Focused	Global ESG	Opportunities	Growth	Markets
	Fund	Fund	Equity Fund	Fund	Fund	Growth Fund
Pricing of Class A Shares
Net assets applicable to Class A shares	$99,460,149	$27,888,573	$347,021,337	$37,149,592	$234,306,537	$2,897,382
Shares of beneficial interest outstanding
(unlimited number of shares authorized, no par value)	9,898,653	765,221	20,611,851	1,329,421	9,414,214	255,123
Net asset value price per share*	$10.05	$36.45	$16.84	$27.94	$24.89	$11.36
Maximum sales charge - Class A shares	2.00%	5.00%	5.00%	5.00%	5.00%	5.00%
Maximum offering price per share
(100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent) - Class A shares	$10.26	$38.37	$17.73	$29.41	$26.20	$11.96
Pricing of Class C Shares
Net assets applicable to Class C shares	$50,767,013	$21,960,843	$8,098,605	$2,723,547	$20,917,541	$1,134,967
Shares of beneficial interest outstanding
(unlimited number of shares authorized, no par value)	5,129,227	644,694	579,564	128,542	1,436,623	100,802
Net asset value and offering price per share**	$9.90	$34.06	$13.97	$21.19	$14.56	$11.26
Pricing of Class Y Shares
Net assets applicable to Class Y shares	$464,910,048	$680,933,855	$136,238,641	$26,610,046	$424,403,332	$423,992,433
Shares of beneficial interest outstanding
(unlimited number of shares authorized, no par value)	46,127,062	18,492,573	7,794,083	914,151	16,295,952	37,268,302
Net asset value, offering price and redemption price per share	$10.08	$36.82	$17.48	$29.11	$26.04	$11.38
Pricing of Institutional Class Shares
Net assets applicable to Institutional Class shares	$25,797,585	$15,267,107	$21,739,490	$96,360,972	$357,769,259	$883,507,534
Shares of beneficial interest outstanding
(unlimited number of shares authorized, no par value)	2,560,352	412,805	1,242,319	3,257,764	13,592,752	77,292,464
Net asset value, offering price and redemption price per share	$10.08	$36.98	$17.50	$29.58	$26.32	$11.43
Pricing of Class R6 shares
Net assets applicable to Class R6 shares	$—	$—	$—	$—	$1,842	$—
Shares of beneficial interest outstanding
(unlimited number of shares authorized, no par value)	—	—	—	—	70	—
Net asset value, offering price and redemption price per share	$—	$—	$—	$—	$26.32	$—

* There is no sales load on subscriptions of $1 million or more for all funds except for Flexible Income Fund. There is no sales load on subscriptions of $500,000 or more for Flexible Income Fund. Redemptions that were part of a $500,000 or $1 million or more subscription, as applicable, may be subject to a contingent deferred sales load if redeemed within a one-year period from the date of purchase.

** Redemption price per share varies by length of time shares are held due to the terms of the contingent deferred sales charge.

See accompanying Notes to Financial Statements.

Statements of Operations

For the Year Ended March 31, 2020

						Touchstone
	Touchstone			Touchstone	Touchstone	Sands Capital
	Flexible	Touchstone	Touchstone	Growth	Mid Cap	Emerging
	Income	Focused	Global ESG	Opportunities	Growth	Markets
	Fund	Fund	Equity Fund	Fund	Fund	Growth Fund
Investment Income
Dividends(A)(B)	$10,859,466	$14,306,998	$14,163,159	$1,686,190	$12,304,602	$22,743,170
Interest	18,690,869	—	—	—	1,178	2,177
Income from securities loaned	38,198	1,510	87,711	1,231	8,553	5,682
Total Investment Income	29,588,533	14,308,508	14,250,870	1,687,421	12,314,333	22,751,029
Expenses
Investment advisory fees	4,050,402	5,988,346	4,604,435	1,126,345	8,709,971	11,670,888
Administration fees	1,029,617	1,374,684	1,027,143	217,760	1,780,632	1,692,279
Compliance fees and expenses	2,272	2,272	2,272	2,272	2,272	2,272
Custody fees	122,285	23,785	56,267	20,168	24,456	406,173
Professional fees	84,129	48,184	47,499	28,424	62,424	117,948
Transfer Agent fees, Class A	100,647	27,494	338,901	50,609	305,679	2,312
Transfer Agent fees, Class C	51,501	26,579	14,192	3,592	31,118	713
Transfer Agent fees, Class Y	439,666	738,658	155,059	21,226	556,700	352,876
Transfer Agent fees, Institutional Class	20,395	7,418	26,317	26,226	212,092	270,188
Transfer Agent fees, Class R6	—	—	—	—	60	—
Registration fees, Class A	16,509	16,469	19,565	14,037	21,363	12,066
Registration fees, Class C	16,334	14,390	15,684	11,184	18,283	7,925
Registration fees, Class Y	41,383	20,377	21,837	12,063	35,174	32,447
Registration fees, Institutional Class	14,470	11,702	13,334	18,831	27,203	35,359
Registration fees, Class R6	—	—	—	—	974	—
Interest expense on securities sold short	49,191	—	—	—	—	—
Reports to Shareholders, Class A	13,435	6,426	27,868	8,994	22,136	8,112
Reports to Shareholders, Class C	11,347	7,924	7,332	6,334	8,176	7,957
Reports to Shareholders, Class Y	31,209	43,601	25,561	6,747	82,984	37,560
Reports to Shareholders, Institutional Class	11,623	6,994	6,805	5,559	41,406	28,316
Reports to Shareholders, Class R6	—	—	—	—	2,726	—
Distribution expenses, Class A	278,547	102,414	1,108,125	109,450	704,597	4,800
Distribution and shareholder servicing expenses,
Class C	583,995	293,350	126,557	33,730	288,608	5,463
Trustee fees	22,956	22,956	22,956	22,956	22,956	22,956
Other expenses	85,116	267,803	204,083	61,047	106,790	94,679
Total Expenses	7,077,029	9,051,826	7,871,792	1,807,554	13,068,780	14,813,289
Fees waived and/or reimbursed by the Advisor and/or
Affiliates(C)	(597,358)	(31,574)	(166,173)	(245,845)	(3,760)	(35,391)
Fees recouped by the Advisor(C)	—	4,936	—	—	—	122,346
Net Expenses	6,479,671	9,025,188	7,705,619	1,561,709	13,065,020	14,900,244
Net Investment Income (Loss)	23,108,862	5,283,320	6,545,251	125,712	(750,687)	7,850,785
Realized and Unrealized Gains (Losses) on
Investments
Net realized gains (losses) on investments(D)	29,950,763	60,441,510	(16,711,987)	18,958,191	79,103,794	(34,581,415)
Net realized losses on futures contracts	(2,072,499)	—	—	—	—	—
Net realized gains on written options	8,854	—	—	—	—	—
Net realized losses on securities sold short	(7,591,713)	—	—	—	—	—
Net realized losses on foreign currency transactions	—	—	(2,855)	—	—	(271,254)
Net change in unrealized appreciation (depreciation)
on investments(E)	(70,415,772)	(132,563,075)	(67,730,389)	(24,993,169)	(175,573,455)	(183,821,045)
Net change in unrealized appreciation (depreciation)
on futures contracts	1,580,368	—	—	—	—	—
Net change in unrealized appreciation (depreciation)
on foreign currency transactions	—	—	(54,074)	—	—	(27,603)
Net Realized and Unrealized Gains (Losses) on
Investments	(48,539,999)	(72,121,565)	(84,499,305)	(6,034,978)	(96,469,661)	(218,701,317)
Change in Net Assets Resulting from Operations	$(25,431,137)	$(66,838,245)	$(77,954,054)	$(5,909,266)	$(97,220,348)	$(210,850,532)
(A) Net of foreign tax withholding of:	$9,544	$124,132	$1,072,610	$30,936	$17,402	$601,134

(B) Includes in-kind dividend income of $14,274,986 which was recorded at fair value of the shares on the ex-dividend date for the Sands Capital Emerging Markets Growth Fund.
(C) See Note 4 in Notes to Financial Statements.
(D) For the year ended March 31, 2020, the Growth Opportunities Fund had a redemption-in-kind of securities in the amount of $4,028,264. Net realized gains (losses) on investments includes the realized gain on the transaction of $1,383,255, which is not recognized as a realized gain by the Fund for tax purpose.

(E) Includes decrease in deferred foreign capital gains tax of:	$—	$—	$—	$—	$—	$932,552

See accompanying Notes to Financial Statements.

Statements of Changes in Net Assets

	Touchstone				Touchstone
	Flexible Income Fund		Touchstone Focused Fund		Global ESG Equity Fund
	For the	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	March 31, 2020	March 31, 2019	March 31, 2020	March 31, 2019	March 31, 2020	March 31, 2019
From Operations
Net investment income (loss)	$23,108,862	$30,334,850	$5,283,320	$6,178,665	$6,545,251	$5,625,010
Net realized gains (losses) on investments, futures
contracts, written options, swap agreements,
securities sold short, forward foreign currency
contracts and foreign currency transactions	20,295,405	(14,009,240)	60,441,510	48,864,054	(16,714,842)	42,318,124
Net change in unrealized appreciation
(depreciation) on investments, futures contracts,
and foreign currency transactions	(68,835,404)	9,474,241	(132,563,075)	(19,682,696)	(67,784,463)	(52,195,692)
Change in Net Assets from Operations	(25,431,137)	25,799,851	(66,838,245)	35,360,023	(77,954,054)	(4,252,558)
Distributions to Shareholders:
Distributed earnings, Class A	(3,713,589)	(4,595,320)	(2,238,206)	(6,047,651)	(10,328,942)	(39,433,398)
Distributed earnings, Class C	(1,561,503)	(2,794,088)	(1,800,403)	(1,537,491)	(254,893)	(2,981,402)
Distributed earnings, Class Y	(17,755,930)	(23,651,685)	(55,429,651)	(42,711,920)	(5,179,635)	(17,812,087)
Distributed earnings, Institutional Class	(1,621,646)	(3,170,908)	(1,430,465)	(1,121,274)	(1,003,582)	(4,318,491)
Total Distributions	(24,652,668)	(34,212,001)	(60,898,725)	(51,418,336)	(16,767,052)	(64,545,378)
Change in Net Assets from Share Transactions(A)	(5,366,375)	(247,881,927)	(124,573,848)	(189,398,237)	(104,176,982)	25,835,271
Total Increase (Decrease) in Net Assets	(55,450,180)	(256,294,077)	(252,310,818)	(205,456,550)	(198,898,088)	(42,962,665)

Net Assets
Beginning of period	696,384,975	952,679,052	998,361,196	1,203,817,746	711,996,161	754,958,826
End of period	$640,934,795	$696,384,975	$746,050,378	$998,361,196	$513,098,073	$711,996,161

(A)For details on share transaction by class, see Statements of Changes in Net Assets - Capital Stock Activity on pages 42-44.

See accompanying Notes to Financial Statements.

Statements of Changes in Net Assets (Continued)

Touchstone		Touchstone		Touchstone
Growth Opportunities		Mid Cap		Sands Capital Emerging
Fund		Growth Fund		Markets Growth Fund
For the	For the	For the	For the	For the	For the
Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
March 31, 2020	March 31, 2019	March 31, 2020	March 31, 2019	March 31, 2020	March 31, 2019
$125,712	$190,894	$(750,687)	$(2,239,317)	$7,850,785	$(2,567,590)
18,958,191	24,110,105	79,103,794	48,246,917	(34,852,669)	(20,413,990)
(24,993,169)	(16,138,816)	(175,573,455)	61,192,656	(183,848,648)	11,131,509
(5,909,266)	8,162,183	(97,220,348)	107,200,256	(210,850,532)	(11,850,071)
(6,821,669)	(3,565,267)	(19,989,487)	(14,077,353)	(9,873)	—
(613,758)	(925,118)	(3,056,878)	(9,020,791)	(2,577)	—
(3,354,635)	(4,049,458)	(34,842,290)	(29,241,070)	(2,799,865)	—
(9,684,009)	(17,958,575)	(29,719,195)	(21,549,399)	(6,684,482)	—
(20,474,071)	(26,498,418)	(87,607,850)	(73,888,613)	(9,496,797)	—
27,850,599	(102,251,511)	124,630,719	284,262,807	687,708,219	274,360,206
1,467,262	(120,587,746)	(60,197,479)	317,574,450	467,360,890	262,510,135
161,376,895	281,964,641	1,097,595,990	780,021,540	844,171,426	581,661,291
$162,844,157	$161,376,895	$1,037,398,511	$1,097,595,990	$1,311,532,316	$844,171,426

Statements of Changes in Net Assets - Capital Stock Activity

		Touchstone				Touchstone
		Flexible Income Fund				Focused Fund
	For the Year		For the Year		For the Year		For the Year
	Ended		Ended		Ended		Ended
	March 31, 2020		March 31, 2019		March 31, 2020		March 31, 2019
	Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars
Class A
Proceeds from Shares issued	1,969,290	$21,351,485	1,702,051	$18,079,500	123,655	$5,494,801	303,350	$12,999,888
Reinvestment of distributions	292,070	3,150,421	366,554	3,904,389	44,106	1,944,038	135,309	5,442,939
Cost of Shares redeemed	(2,639,515)	(28,391,878)	(4,425,321)	(47,409,661)	(700,697)	(30,599,001)	(3,038,693)	(121,370,943)
Change from Class A Share Transactions	(378,155)	(3,889,972)	(2,356,716)	(25,425,772)	(532,936)	(23,160,162)	(2,600,034)	(102,928,116)
Class C
Proceeds from Shares issued	1,208,385	12,893,719	452,578	4,885,903	41,324	1,692,900	102,760	3,910,653
Reinvestment of distributions	119,434	1,270,064	225,722	2,369,234	39,440	1,622,944	36,988	1,407,007
Cost of Shares redeemed	(2,514,887)	(26,729,797)	(3,811,829)	(40,183,323)	(277,487)	(11,261,327)	(316,569)	(12,745,519)
Change from Class C Share Transactions	(1,187,068)	(12,566,014)	(3,133,529)	(32,928,186)	(196,723)	(7,945,483)	(176,821)	(7,427,859)
Class Y
Proceeds from Shares issued	20,459,737	222,117,191	18,247,422	195,823,059	600,464	26,350,973	1,053,846	46,002,011
Reinvestment of distributions	1,516,299	16,400,965	2,050,335	21,908,828	1,186,386	53,056,756	995,011	40,275,173
Cost of Shares redeemed	(18,501,937)	(195,714,021)	(35,608,601)	(380,268,509)	(3,696,500)	(160,703,579)	(3,995,235)	(172,060,584)
Change from Class Y Share Transactions	3,474,099	42,804,135	(15,310,844)	(162,536,622)	(1,909,650)	(81,295,850)	(1,946,378)	(85,783,400)
Institutional Class
Proceeds from Shares issued	1,723,705	18,730,017	4,047,381	43,141,969	161,940	7,140,567	448,768	19,693,152
Reinvestment of distributions	129,615	1,405,196	275,960	2,947,628	31,825	1,430,530	27,623	1,121,274
Cost of Shares redeemed	(4,778,658)	(51,849,737)	(6,822,189)	(73,080,944)	(459,600)	(20,743,450)	(314,123)	(14,073,288)
Change from Institutional Class Share Transactions	(2,925,338)	(31,714,524)	(2,498,848)	(26,991,347)	(265,835)	(12,172,353)	162,268	6,741,138
Change from Share Transactions	(1,016,462)	$(5,366,375)	(23,299,937)	$(247,881,927)	(2,905,144)	$(124,573,848)	(4,560,965)	$(189,398,237)

See accompanying Notes to Financial Statements.

Statements of Changes in Net Assets - Capital Stock Activity (Continued)

Touchstone Global				Touchstone Growth
ESG Equity Fund				Opportunities Fund
For the Year		For the Year		For the Year		For the Year
Ended		Ended		Ended		Ended
March 31, 2020		March 31, 2019		March 31, 2020		March 31, 2019
Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars

493,946	$10,169,304	1,392,791	$28,628,010	61,496	$2,058,524	176,314	$5,490,184
454,776	9,783,738	1,932,411	37,482,138	201,139	6,464,623	114,276	3,342,578
(2,689,637)	(54,785,146)	(3,021,622)	(65,404,158)	(229,675)	(7,684,999)	(210,808)	(6,826,628)
(1,740,915)	(34,832,104)	303,580	705,990	32,960	838,148	79,782	2,006,134
39,062	670,788	120,812	2,209,583	15,450	391,648	13,543	484,879
12,459	220,907	172,361	2,792,251	20,275	495,111	36,254	850,868
(368,405)	(6,248,381)	(1,405,396)	(24,311,446)	(54,735)	(1,451,229)	(222,708)	(5,650,815)
(316,884)	(5,356,686)	(1,112,223)	(19,309,612)	(19,010)	(564,470)	(172,911)	(4,315,068)
2,590,628	54,554,611	4,383,342	96,836,936	445,257	15,830,929	112,147	3,813,714
215,559	4,821,697	819,591	16,471,978	98,237	3,286,034	132,809	4,009,404
(5,034,185)	(106,875,253)	(3,525,483)	(76,466,172)	(922,991)	(32,183,620)	(362,870)	(12,173,920)
(2,227,998)	(47,498,945)	1,677,450	36,842,742	(379,497)	(13,066,657)	(117,914)	(4,350,802)
369,505	7,892,739	757,385	16,616,972	1,759,821	61,464,438	750,211	26,690,785
42,505	951,605	208,677	4,204,447	284,991	9,684,009	587,087	17,953,552
(1,315,432)	(25,333,591)	(673,399)	(13,225,268)	(873,870)	(30,504,869)	(4,703,861)	(140,236,112)
(903,422)	(16,489,247)	292,663	7,596,151	1,170,942	40,643,578	(3,366,563)	(95,591,775)
(5,189,219)	$(104,176,982)	1,161,470	$25,835,271	805,395	$27,850,599	(3,577,606)	$(102,251,511)

Statements of Changes in Net Assets - Capital Stock Activity (Continued)

	Touchstone Mid Cap				Touchstone Sands Capital
	Growth Fund				Emerging Markets Growth Fund
	For the Year		For the Year		For the Year		For the Year
	Ended		Ended		Ended		Ended
	March 31, 2020(A)		March 31, 2019		March 31, 2020		March 31, 2019(B)
	Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars
Class A
Proceeds from Shares issued	2,138,686	$65,838,474	2,530,737	$69,220,088	301,881	$4,037,079	103,927	$1,276,203
Reinvestment of distributions	586,059	18,135,023	490,513	12,478,658	633	9,119	—	—
Cost of Shares redeemed	(2,281,110)	(69,290,691)	(1,849,658)	(53,198,198)	(150,007)	(1,979,207)	(1,311)	(15,793)
Change from Class A Share Transactions	443,635	14,682,806	1,171,592	28,500,548	152,507	2,066,991	102,616	1,260,410
Class C
Proceeds from Shares issued	232,703	4,339,937	333,219	6,547,161	101,370	1,406,635	4,716	56,188
Reinvestment of distributions	155,736	2,823,487	552,670	8,704,555	153	2,194	—	—
Cost of Shares redeemed	(768,088)	(14,216,136)	(4,024,501)	(69,115,679)	(5,214)	(65,430)	(223)	(2,537)
Change from Class C Share Transactions	(379,649)	(7,052,712)	(3,138,612)	(53,863,963)	96,309	1,343,399	4,493	53,651
Class Y
Proceeds from Shares issued	6,073,933	187,749,638	5,652,098	167,673,486	21,621,094	290,726,041	18,151,658	223,814,446
Reinvestment of distributions	998,794	32,392,481	1,026,643	27,195,777	167,769	2,422,593	—	—
Cost of Shares redeemed	(5,609,694)	(179,197,024)	(4,765,491)	(138,073,175)	(8,698,323)	(113,245,684)	(9,251,596)	(109,485,928)
Change from Class Y Share Transactions	1,463,033	40,945,095	1,913,250	56,796,088	13,090,540	179,902,950	8,900,062	114,328,518
Institutional Class
Proceeds from Shares issued	6,573,558	212,452,733	10,783,290	331,066,959	47,823,401	639,645,558	23,807,151	295,926,159
Reinvestment of distributions	769,260	25,222,235	797,551	21,334,480	340,034	4,930,489	—	—
Cost of Shares redeemed	(5,111,765)	(161,621,938)	(3,465,413)	(99,571,305)	(10,574,079)	(140,181,168)	(11,615,625)	(137,208,532)
Change from Institutional Class Share Transactions	2,231,053	76,053,030	8,115,428	252,830,134	37,589,356	504,394,879	12,191,526	158,717,627
Class R6
Proceeds from Shares issued	70	2,500	—	—	—	—	—	—
Change from Share Transactions	3,758,142	$124,630,719	8,061,658	$284,262,807	50,928,712	$687,708,219	21,198,697	$274,360,206

(A)	Represents the period from commencement of operations (February 10, 2020) through March 31, 2020 for Class R6.
(B)	Represents the period from commencement of operations (November 16, 2018) through March 31, 2019 for Class A and Class C.

See accompanying Notes to Financial Statements.

Financial Highlights

Touchstone Flexible Income Fund—Class A

Selected Data for a Share Outstanding Throughout Each Period

	Year Ended March 31,
	2020		2019	2018		2017		2016
Net asset value at beginning of period	$10.75		$10.81	$10.71		$10.58		$10.67
Income (loss) from investment operations:
Net investment income	0.34		0.39	0.26		0.30		0.32
Net realized and unrealized gains (losses) on investments	(0.68)		(0.01)	0.11		0.11		(0.10)
Total from investment operations	(0.34)		0.38	0.37		0.41		0.22
Distributions from:
Net investment income	(0.36)		(0.38)	(0.27)		(0.28)		(0.31)
Realized capital gains	—		(0.06)	—		—		—
Total distributions	(0.36)		(0.44)	(0.27)		(0.28)		(0.31)
Net asset value at end of period	$10.05		$10.75	$10.81		$10.71		$10.58
Total return(A)	(3.33%)		3.59%	3.46%		3.93%		2.13%
Ratios and supplemental data:
Net assets at end of period (000's)	$99,460		$110,460	$136,609		$49,544		$57,671
Ratio to average net assets:
Net expenses (including dividend and interest expense on securities sold short)	1.05	%(B)	1.04%	1.06	%(B)	1.10	%(B)	1.09%
Gross expenses (including dividend and interest expense on securities sold short)	1.14	%(C)	1.11%	1.14	%(C)	1.30	%(C)	1.32%

Net investment income	3.12%		3.50%	2.60%		2.74%		3.19%
Portfolio turnover rate	136%		171%	100	%(D)	127%		122%

Touchstone Flexible Income Fund—Class C

Selected Data for a Share Outstanding Throughout Each Period

	Year Ended March 31,
	2020		2019	2018		2017		2016
Net asset value at beginning of period	$10.60		$10.67	$10.57		$10.44		$10.54
Income (loss) from investment operations:
Net investment income	0.24		0.30	0.20		0.20		0.26
Net realized and unrealized gains (losses) on investments	(0.66)		(0.01)	0.09		0.13		(0.12)
Total from investment operations	(0.42)		0.29	0.29		0.33		0.14
Distributions from:
Net investment income	(0.28)		(0.30)	(0.19)		(0.20)		(0.24)
Realized capital gains	—		(0.06)	—		—		—
Total distributions	(0.28)		(0.36)	(0.19)		(0.20)		(0.24)
Net asset value at end of period	$9.90		$10.60	$10.67		$10.57		$10.44
Total return(A)	(4.09%)		2.77%	2.73%		3.22%		1.32%
Ratios and supplemental data:
Net assets at end of period (000's)	$50,767		$66,926	$100,800		$55,043		$45,079
Ratio to average net assets:
Net expenses (including dividend and interest expense on securities sold short)	1.80	%(B)	1.79%	1.81	%(B)	1.85	%(B)	1.84%
Gross expenses (including dividend and interest expense on securities sold short)	1.91	%(C)	1.86%	1.89	%(C)	2.00	%(C)	2.05%
Net investment income	2.37%		2.75%	1.85%		1.99%		2.44%
Portfolio turnover rate	136%		171%	100	%(D)	127%		122%

(A)	Total returns shown exclude the effect of applicable sales loads and fees. If these charges were included, the returns would be lower.
(B)	The ratio of net expenses to average net assets excluding dividend and interest expense on securities sold short for Class A was 1.04%, 1.06% and 1.09% and for Class C was 1.79%, 1.81% and 1.84% for the years ended March 31, 2020, 2018 and 2017, respectively.
(C)	The ratio of gross expenses to average net assets excluding dividend and interest expense on securities sold short for Class A was 1.13%, 1.14% and 1.29% and for Class C was 1.90%, 1.89% and 1.99% for the years ended March 31, 2020, 2018 and 2017, respectively.
(D)	Portfolio turnover excludes the purchases and sales of securities of the Sentinel Multi-Asset Income Fund acquired on October 27, 2017. If these transactions were included, portfolio turnover would have been higher.

See accompanying Notes to Financial Statements.

Financial Highlights (Continued)

Touchstone Flexible Income Fund—Class Y

Selected Data for a Share Outstanding Throughout Each Period

	Year Ended March 31,
	2020		2019	2018		2017		2016
Net asset value at beginning of period	$10.78		$10.85	$10.75		$10.61		$10.70
Income (loss) from investment operations:
Net investment income	0.37		0.42	0.31		0.32		0.36
Net realized and unrealized gains (losses) on investments	(0.68)		(0.02)	0.09		0.13		(0.11)
Total from investment operations	(0.31)		0.40	0.40		0.45		0.25
Distributions from:
Net investment income	(0.39)		(0.41)	(0.30)		(0.31)		(0.34)
Realized capital gains	—		(0.06)	—		—		—
Total distributions	(0.39)		(0.47)	(0.30)		(0.31)		(0.34)
Net asset value at end of period	$10.08		$10.78	$10.85		$10.75		$10.61
Total return	(3.07%)		3.75%	3.71%		4.28%		2.38%
Ratios and supplemental data:
Net assets at end of period (000's)	$464,910		$459,861	$628,693		$464,002		$358,423
Ratio to average net assets:
Net expenses (including dividend and interest expense on securities sold short)	0.80	%(A)	0.79%	0.82	%(A)	0.85	%(A)	0.84%
Gross expenses (including dividend and interest expense on securities sold short)	0.87	%(B)	0.84%	0.90	%(B)	1.00	%(B)	1.05%
Net investment income	3.37%		3.75%	2.84%		2.99%		3.44%
Portfolio turnover rate	136%		171%	100	%(C)	127%		122%

Touchstone Flexible Income Fund—Institutional Class

Selected Data for a Share Outstanding Throughout Each Period

	Year Ended March 31,
	2020		2019	2018		2017		2016
Net asset value at beginning of period	$10.78		$10.84	$10.74		$10.60		$10.69
Income (loss) from investment operations:
Net investment income	0.40		0.44	0.33		0.33		0.36
Net realized and unrealized gains (losses) on investments	(0.70)		(0.02)	0.08		0.13		(0.10)
Total from investment operations	(0.30)		0.42	0.41		0.46		0.26
Distributions from:
Net investment income	(0.40)		(0.42)	(0.31)		(0.32)		(0.35)
Realized capital gains	—		(0.06)	—		—		—
Total distributions	(0.40)		(0.48)	(0.31)		(0.32)		(0.35)
Net asset value at end of period	$10.08		$10.78	$10.84		$10.74		$10.60
Total return	(3.02%)		3.95%	3.81%		4.28%		2.57%
Ratios and supplemental data:
Net assets at end of period (000's)	$25,798		$59,138	$86,578		$104,631		$82,286
Ratio to average net assets:
Net expenses (including dividend and interest expense on securities sold short)	0.70	%(A)	0.69%	0.72	%(A)	0.75	%(A)	0.74%
Gross expenses (including dividend and interest expense on securities sold short)	0.88	%(B)	0.82%	0.86	%(B)	0.92	%(B)	0.94%
Net investment income	3.47%		3.85%	2.94%		3.09%		3.54%
Portfolio turnover rate	136%		171%	100	%(C)	127%		122%

(A)	The ratio of net expenses to average net assets excluding dividend and interest expense on securities sold short for Class Y was 0.79%, 0.82% and 0.84% and for Institutional Class was 0.69%, 0.72% and 0.74% for the years ended March 31, 2020, 2018 and 2017, respectively.
(B)	The ratio of gross expenses to average net assets excluding dividend and interest expense on securities sold short for Class Y was 0.86%, 0.90% and 0.99% and for Institutional Class was 0.87%, 0.86% and 0.91% for the years ended March 31, 2020, 2018 and 2017, respectively.
(C)	Portfolio turnover excludes the purchases and sales of securities of the Sentinel Multi-Asset Income Fund acquired on October 27, 2017. If these transactions were included, portfolio turnover would have been higher.

See accompanying Notes to Financial Statements.

Financial Highlights (Continued)

Touchstone Focused Fund—Class A

Selected Data for a Share Outstanding Throughout Each Period

	Year Ended March 31,
	2020		2019	2018		2017	2016
Net asset value at beginning of period	$42.68		$42.93	$41.47		$36.68	$37.19
Income (loss) from investment operations:
Net investment income(A)	0.14		0.14	0.17		0.15	0.16
Net realized and unrealized gains (losses) on investments	(3.56)		1.39	4.02		5.12	0.38
Total from investment operations	(3.42)		1.53	4.19		5.27	0.54
Distributions from:
Net investment income	(0.10)		(0.01)	—		(0.14)	(0.20)
Realized capital gains	(2.71)		(1.77)	(2.73)		(0.34)	(0.85)
Total distributions	(2.81)		(1.78)	(2.73)		(0.48)	(1.05)
Net asset value at end of period	$36.45		$42.68	$42.93		$41.47	$36.68
Total return(B)	(9.14%)		3.82%	10.13%		14.45%	1.47%
Ratios and supplemental data:
Net assets at end of period (000's)	$27,889		$55,399	$167,354		$425,366	$405,458
Ratio to average net assets:
Net expenses	1.20	%(C)	1.20%	1.20%		1.20%	1.20%
Gross expenses	1.19%		1.32%	1.29%		1.28%	1.31%
Net investment income	0.31%		0.32%	0.40%		0.39%	0.43%
Portfolio turnover rate	13%		12%	8	%(D)	20%	28%

Touchstone Focused Fund—Class C

Selected Data for a Share Outstanding Throughout Each Period

	Year Ended March 31,
	2020	2019	2018		2017	2016
Net asset value at beginning of period	$40.26	$40.89	$39.90		$35.54	$36.34
Income (loss) from investment operations:
Net investment loss(A)	(0.18)	(0.18)	(0.14)		(0.13)	(0.11)
Net realized and unrealized gains (losses) on investments	(3.31)	1.32	3.86		4.94	0.37
Total from investment operations	(3.49)	1.14	3.72		4.81	0.26
Distributions from:
Net investment income	—	—	—		(0.11)	(0.21)
Realized capital gains	(2.71)	(1.77)	(2.73)		(0.34)	(0.85)
Total distributions	(2.71)	(1.77)	(2.73)		(0.45)	(1.06)
Net asset value at end of period	$34.06	$40.26	$40.89		$39.90	$35.54
Total return(B)	(9.80%)	3.03%	9.34%		13.56%	0.73%
Ratios and supplemental data:
Net assets at end of period (000's)	$21,961	$33,875	$41,635		$53,776	$44,338
Ratio to average net assets:
Net expenses	1.95%	1.95%	1.94%		1.95%	1.95%
Gross expenses	1.98%	1.95%	1.94%		1.97%	2.00%
Net investment loss	(0.44%)	(0.43%)	(0.34%)		(0.36%)	(0.32%)
Portfolio turnover rate	13%	12%	8	%(D)	20%	28%

(A)	The net investment income (loss) per share was based on average shares outstanding for the period.
(B)	Total returns shown exclude the effect of applicable sales loads and fees. If these charges were included, the returns would be lower.
(C)	Net expenses include amounts recouped by the Advisor.
(D)	Portfolio turnover excludes securities delivered from processing a redemption-in-kind.

See accompanying Notes to Financial Statements.

Financial Highlights (Continued)

Touchstone Focused Fund—Class Y

Selected Data for a Share Outstanding Throughout Each Period

	Year Ended March 31,
	2020	2019	2018		2017	2016
Net asset value at beginning of period	$43.12	$43.50	$42.21		$37.29	$37.76
Income (loss) from investment operations:
Net investment income(A)	0.26	0.27	0.31		0.27	0.26
Net realized and unrealized gains (losses) on investments	(3.58)	1.39	4.08		5.22	0.39
Total from investment operations	(3.32)	1.66	4.39		5.49	0.65
Distributions from:
Net investment income	(0.27)	(0.27)	(0.37)		(0.23)	(0.27)
Realized capital gains	(2.71)	(1.77)	(2.73)		(0.34)	(0.85)
Total distributions	(2.98)	(2.04)	(3.10)		(0.57)	(1.12)
Net asset value at end of period	$36.82	$43.12	$43.50		$42.21	$37.29
Total return	(8.86%)	4.13%	10.43%		14.77%	1.75%
Ratios and supplemental data:
Net assets at end of period (000's)	$680,934	$879,704	$972,273		$974,660	$853,900
Ratio to average net assets:
Net expenses	0.91%	0.91%	0.91%		0.92%	0.93%
Gross expenses	0.91%	0.91%	0.91%		0.92%	0.94%
Net investment income	0.60%	0.61%	0.69%		0.68%	0.70%
Portfolio turnover rate	13%	12%	8	%(B)	20%	28%

Touchstone Focused Fund—Institutional Class

Selected Data for a Share Outstanding Throughout Each Period

	Year Ended March 31,
	2020	2019	2018		2017	2016
Net asset value at beginning of period	$43.30	$43.68	$42.38		$37.45	$37.91
Income (loss) from investment operations:
Net investment income(A)	0.30	0.30	0.34		0.30	0.31
Net realized and unrealized gains (losses) on investments	(3.60)	1.39	4.11		5.24	0.39
Total from investment operations	(3.30)	1.69	4.45		5.54	0.70
Distributions from:
Net investment income	(0.31)	(0.30)	(0.42)		(0.27)	(0.31)
Realized capital gains	(2.71)	(1.77)	(2.73)		(0.34)	(0.85)
Total distributions	(3.02)	(2.07)	(3.15)		(0.61)	(1.16)
Net asset value at end of period	$36.98	$43.30	$43.68		$42.38	$37.45
Total return	(8.79%)	4.20%	10.54%		14.84%	1.89%
Ratios and supplemental data:
Net assets at end of period (000's)	$15,267	$29,382	$22,556		$41,389	$48,805
Ratio to average net assets:
Net expenses	0.83%	0.83%	0.83%		0.83%	0.82%
Gross expenses	0.92%	0.92%	0.92%		0.88%	0.90%
Net investment income	0.68%	0.69%	0.77%		0.76%	0.81%
Portfolio turnover rate	13%	12%	8	%(B)	20%	28%

(A)	The net investment income per share was based on average shares outstanding for the period.
(B)	Portfolio turnover excludes securities delivered from processing a redemption-in-kind.

See accompanying Notes to Financial Statements.

Financial Highlights (Continued)

Touchstone Global ESG Equity Fund—Class A

Selected Data for a Share Outstanding Throughout Each Period

Year Ended March 31,
2020	2019	2018	2017	2016
Net asset value at beginning of period	$19.94	$22.01	$21.52	$18.98	$30.96
Income (loss) from investment operations:
Net investment income	0.17	(A)	0.15	0.03	0.18	0.06	(A)
Net realized and unrealized gains (losses) on investments	(2.78)	(0.29)	3.37	2.47	(1.99)
Total from investment operations	(2.61)	(0.14)	3.40	2.65	(1.93)
Distributions from:
Net investment income	(0.15)	(0.17)	(0.17)	(0.11)	(0.03)
Realized capital gains	(0.34)	(1.76)	(2.74)	—	(10.02)
Total distributions	(0.49)	(1.93)	(2.91)	(0.11)	(10.05)
Net asset value at end of period	$16.84	$19.94	$22.01	$21.52	$18.98
Total return(B)	(13.61%)	(0.37%)	15.57%	14.01%	(8.73%)
Ratios and supplemental data:
Net assets at end of period (000's)	$347,021	$445,608	$485,413	$113,062	$137,306
Ratio to average net assets:
Net expenses	1.17%	1.17%	1.19%	1.24%	1.24%
Gross expenses	1.18%	1.17%	1.22%	1.36%	1.39%
Net investment income	0.84%	0.70%	0.58%	0.83%	0.31%
Portfolio turnover rate	60%	40%	72	%(C)	53%	304%

Touchstone Global ESG Equity Fund—Class C

Selected Data for a Share Outstanding Throughout Each Period

	Year Ended March 31,
	2020		2019	2018		2017	2016
Net asset value at beginning of period	$16.65		$18.68	$18.62		$16.47	$28.32
Income (loss) from investment operations:
Net investment income (loss)	—	(A)(D)	(0.06)	(0.05)		0.01	(0.08	)(A)
Net realized and unrealized gains (losses) on investments	(2.31)		(0.21)	2.85		2.15	(1.75)
Total from investment operations	(2.31)		(0.27)	2.80		2.16	(1.83)
Distributions from:
Net investment income	(0.03)		—	—		(0.01)	(10.02)
Realized capital gains	(0.34)		(1.76)	(2.74)		—	—
Total distributions	(0.37)		(1.76)	(2.74)		(0.01)	(10.02)
Net asset value at end of period	$13.97		$16.65	$18.68		$18.62	$16.47
Total return(B)	(14.34%)		(1.18%)	14.75%		13.12%	(9.41%)
Ratios and supplemental data:
Net assets at end of period (000's)	$8,099		$14,926	$37,513		$48,055	$56,435
Ratio to average net assets:
Net expenses	1.99%		1.99%	1.99%		1.99%	1.99%
Gross expenses	2.14%		2.03%	2.05%		2.12%	2.15%
Net investment income (loss)	0.02%		(0.12%)	(0.23%)		0.08%	(0.44%)
Portfolio turnover rate	60%		40%	72	%(C)	53%	304%

(A)	The net investment income (loss) per share was based on average shares outstanding for the period.
(B)	Total returns shown exclude the effect of applicable sales loads and fees. If these charges were included, the returns would be lower.
(C)	Portfolio turnover excludes the purchases and sales of securities of the Sentinel Sustainable Core Opportunities Fund acquired on October 27, 2017. If these transactions were included, portfolio turnover would have been higher.
(D)	Less than $0.005 per share.

See accompanying Notes to Financial Statements.

Financial Highlights (Continued)

Touchstone Global ESG Equity Fund—Class Y

Selected Data for a Share Outstanding Throughout Each Period

Year Ended March 31,
2020	2019	2018	2017	2016
Net asset value at beginning of period	$20.66	$22.75	$22.11	$19.49	$31.49
Income (loss) from investment operations:
Net investment income	0.24	(A)	0.21	0.16	0.20	0.13	(A)
Net realized and unrealized gains (losses) on investments	(2.88)	(0.31)	3.41	2.58	(2.06)
Total from investment operations	(2.64)	(0.10)	3.57	2.78	(1.93)
Distributions from:
Net investment income	(0.20)	(0.23)	(0.19)	(0.16)	(0.05)
Realized capital gains	(0.34)	(1.76)	(2.74)	—	(10.02)
Total distributions	(0.54)	(1.99)	(2.93)	(0.16)	(10.07)
Net asset value at end of period	$17.48	$20.66	$22.75	$22.11	$19.49
Total return	(13.37%)	(0.09%)	15.90%	14.30%	(8.54%)
Ratios and supplemental data:
Net assets at end of period (000's)	$136,239	$207,080	$189,837	$112,790	$67,638
Ratio to average net assets:
Net expenses	0.90%	0.90%	0.94%	0.99%	0.99%
Gross expenses	0.94%	0.93%	0.99%	1.09%	1.14%
Net investment income	1.11%	0.97%	0.82%	1.08%	0.56%
Portfolio turnover rate	60%	40%	72	%(B)	53%	304%

Touchstone Global ESG Equity Fund—Institutional Class

Selected Data for a Share Outstanding Throughout Each Period

Period Ended
Year Ended March 31,	March 31,
2020	2019	2018	2017	2016(C)
Net asset value at beginning of period	$20.68	$22.77	$22.13	$19.50	$31.44
Income (loss) from investment operations:
Net investment income	0.24	(A)	0.22	0.20	0.19	0.11	(A)
Net realized and unrealized gains (losses) on investments	(2.88)	(0.32)	3.38	2.61	(1.98)
Total from investment operations	(2.64)	(0.10)	3.58	2.80	(1.87)
Distributions from:
Net investment income	(0.20)	(0.23)	(0.20)	(0.17)	(0.05)
Realized capital gains	(0.34)	(1.76)	(2.74)	—	(10.02)
Total distributions	(0.54)	(1.99)	(2.94)	(0.17)	(10.07)
Net asset value at end of period	$17.50	$20.68	$22.77	$22.13	$19.50
Total return	(13.35%)	(0.10%)	15.95%	14.41%	(8.49	%)(D)
Ratios and supplemental data:
Net assets at end of period (000's)	$21,739	$44,382	$42,196	$29,679	$6,843
Ratio to average net assets:
Net expenses	0.89%	0.89%	0.89%	0.89%	0.89	%(E)
Gross expenses	0.95%	0.93%	1.01%	1.11%	1.48	%(E)
Net investment income	1.12%	0.98%	0.87%	1.18%	0.66	%(E)
Portfolio turnover rate	60%	40%	72	%(B)	53%	304%

(A)	The net investment income per share was based on average shares outstanding for the period.
(B)	Portfolio turnover excludes the purchases and sales of securities of the Sentinel Sustainable Core Opportunities Fund acquired on October 27, 2017. If these transactions were included, portfolio turnover would have been higher.
(C)	Represents the period from commencement of operations (May 4, 2015) through March 31, 2016.
(D)	Not annualized.
(E)	Annualized.

See accompanying Notes to Financial Statements.

Financial Highlights (Continued)

Touchstone Growth Opportunities Fund—Class A

Selected Data for a Share Outstanding Throughout Each Period

	Year Ended March 31,
	2020		2019		2018	2017		2016
Net asset value at beginning of period	$32.71		$32.79		$30.20	$27.35		$33.29
Income (loss) from investment operations:
Net investment income (loss)	(0.04)		(0.05)		(0.11)	(—	)(A)	(0.08)
Net realized and unrealized gains (losses) on investments	0.99		3.10		5.89	3.86		(2.90)
Total from investment operations	0.95		3.05		5.78	3.86		(2.98)
Distributions from:
Realized capital gains	(5.72)		(3.13)		(3.19)	(1.01)		(2.96)
Total distributions	(5.72)		(3.13)		(3.19)	(1.01)		(2.96)
Net asset value at end of period	$27.94		$32.71		$32.79	$30.20		$27.35
Total return(B)	0.63%		10.40%		19.51%	14.38%		(9.12%)
Ratios and supplemental data:
Net assets at end of period (000's)	$37,150		$42,404		$39,901	$38,752		$38,297
Ratio to average net assets:
Net expenses (including liquidity provider expenses)	1.25	%(C)	1.24%		1.24%	0.99%		1.24%
Gross expenses (including liquidity provider expenses)	1.41	%(D)	1.37%		1.38%	1.09%		1.39%
Net investment income (loss)	(0.12%)		(0.17%)		(0.32%)	1.08%		(0.01%)
Portfolio turnover rate	101	%(E)	94	%(E)	86%	53%		90%

Touchstone Growth Opportunities Fund — Class C

Selected Data for a Share Outstanding Throughout Each Period

	Year Ended March 31,
	2020		2019		2018	2017	2016
Net asset value at beginning of period	$26.18		$27.08		$25.60	$23.51	$29.27
Income (loss) from investment operations:
Net investment loss	(0.23)		(0.49)		(0.29)	(0.23)	(0.24)
Net realized and unrealized gains (losses) on investments	0.96		2.72		4.96	3.33	(2.56)
Total from investment operations	0.73		2.23		4.67	3.10	(2.80)
Distributions from:
Realized capital gains	(5.72)		(3.13)		(3.19)	(1.01)	(2.96)
Net asset value at end of period	$21.19		$26.18		$27.08	$25.60	$23.51
Total return(B)	(0.09%)		9.54%		18.65%	13.49%	(9.78%)
Ratios and supplemental data:
Net assets at end of period (000's)	$2,724		$3,863		$8,680	$8,574	$11,665
Ratio to average net assets:
Net expenses (including liquidity provider expenses)	2.00	%(C)	1.99%		1.99%	1.99%	1.99%
Gross expenses (including liquidity provider expenses)	2.61	%(D)	2.32%		2.29%	2.26%	2.20%
Net investment loss	(0.87%)		(0.92%)		(1.07%)	(0.76%)	(0.99%)
Portfolio turnover rate	101	%(E)	94	%(E)	86%	90%	137%

(A)	Less than $0.005 per share.
(B)	Total returns shown exclude the effect of applicable sales loads and fees. If these charges were included, the returns would be lower.
(C)	The ratio of net expenses to average net assets excluding liquidity provider expenses for Class A was 1.24% and for Class C was 1.99% for the year ended March 31, 2020.
(D)	The ratio of gross expenses to average net assets excluding liquidity provider expenses for Class A was 1.40% and for Class C was 2.60% for the year ended March 31, 2020.
(E)	Portfolio turnover excludes securities delivered from processing redemptions-in-kind.

See accompanying Notes to Financial Statements.

Financial Highlights (Continued)

Touchstone Growth Opportunities Fund—Class Y

Selected Data for a Share Outstanding Throughout Each Period

Year Ended March 31,
2020	2019	2018	2017	2016
Net asset value at beginning of period	$33.78	$33.69	$30.87	$27.90	$33.81
Income (loss) from investment operations:
Net investment income (loss)	0.04	0.03	(0.02)	0.10	—	(A)
Net realized and unrealized gains (losses) on investments	1.01	3.19	6.03	3.91	(2.95)
Total from investment operations	1.05	3.22	6.01	4.01	(2.95)
Distributions from:
Net investment income	—	—	(A)	—	(0.03)	—
Realized capital gains	(5.72)	(3.13)	(3.19)	(1.01)	(2.96)
Total distributions	(5.72)	(3.13)	(3.19)	(1.04)	(2.96)
Net asset value at end of period	$29.11	$33.78	$33.69	$30.87	$27.90
Total return	0.92%	10.67%	19.80%	14.64%	(8.88%)
Ratios and supplemental data:
Net assets at end of period (000's)	$26,610	$43,703	$47,554	$47,222	$83,721
Ratio to average net assets:
Net expenses (including liquidity provider expenses)	1.00	%(B)	0.99%	0.99%	0.99%	0.99%
Gross expenses (including liquidity provider expenses)	1.14	%(C)	1.08%	1.07%	1.07%	1.07%
Net investment income (loss)	0.13%	0.08%	(0.07%)	0.24%	0.01%
Portfolio turnover rate	101	%(D)	94	%(D)	86%	90%	137%

Touchstone Growth Opportunities Fund—Institutional Class

Selected Data for a Share Outstanding Throughout Each Period

	Year Ended March 31,
	2020		2019		2018	2017	2016
Net asset value at beginning of period	$34.22		$34.08		$31.16	$28.15	$34.05
Income (loss) from investment operations:
Net investment income	0.06		0.09		0.01	0.12	0.01
Net realized and unrealized gains (losses) on investments	1.02		3.21		6.10	3.96	(2.95)
Total from investment operations	1.08		3.30		6.11	4.08	(2.94)
Distributions from:
Net investment income	—		(0.03)		—	(0.06)	—
Realized capital gains	(5.72)		(3.13)		(3.19)	(1.01)	(2.96)
Total distributions	(5.72)		(3.16)		(3.19)	(1.07)	(2.96)
Net asset value at end of period	$29.58		$34.22		$34.08	$31.16	$28.15
Total return	1.00%		10.79%		19.94%	14.77%	(8.79%)
Ratios and supplemental data:
Net assets at end of period (000's)	$96,361		$71,406		$185,831	$150,038	$176,191
Ratio to average net assets:
Net expenses (including liquidity provider expenses)	0.90	%(B)	0.89%		0.89%	0.89%	0.89%
Gross expenses (including liquidity provider expenses)	1.05	%(C)	1.01%		1.01%	1.00%	0.98%
Net investment income	0.23%		0.18%		0.03%	0.34%	0.11%
Portfolio turnover rate	101	%(D)	94	%(D)	86%	90%	137%

(A)	Less than $0.005 per share.
(B)	The ratio of net expenses to average net assets excluding liquidity provider expenses for Class Y was 0.99% and for Institutional Class was 0.89% for the year ended March 31, 2020.
(C)	The ratio of gross expenses to average net assets excluding liquidity provider expenses for Class Y was 1.13% and for Institutional Class was 1.04% for the year ended March 31, 2020.
(D)	Portfolio turnover excludes securities delivered from processing redemptions-in-kind.

See accompanying Notes to Financial Statements.

Financial Highlights (Continued)

Touchstone Mid Cap Growth Fund—Class A

Selected Data for a Share Outstanding Throughout Each Period

	Year Ended March 31,
	2020	2019	2018		2017	2016
Net asset value at beginning of period	$29.26	$28.05	$25.91		$23.28	$27.06
Income (loss) from investment operations:
Net investment loss	(0.07)	(0.09)	(0.08	)(A)	(0.06)	(0.10)
Net realized and unrealized gains (losses) on investments	(2.06)	3.36	4.95		3.31	(1.62)
Total from investment operations	(2.13)	3.27	4.87		3.25	(1.72)
Distributions from:
Net investment income	(0.01)	—	—		—	—
Realized capital gains	(2.23)	(2.06)	(2.73)		(0.62)	(2.06)
Total distributions	(2.24)	(2.06)	(2.73)		(0.62)	(2.06)
Net asset value at end of period	$24.89	$29.26	$28.05		$25.91	$23.28
Total return(B)	(8.78%)	12.77%	19.28%		14.13%	(6.34%)
Ratios and supplemental data:
Net assets at end of period (000's)	$234,307	$262,492	$218,727		$225,381	$226,201
Ratio to average net assets:
Net expenses	1.25%	1.27%	1.29%		1.30%	1.31%
Gross expenses	1.25%	1.27%	1.29%		1.30%	1.31%
Net investment loss	(0.24%)	(0.35%)	(0.29%)		(0.26%)	(0.42%)
Portfolio turnover rate	82%	71%	76%		95%	92%

Touchstone Mid Cap Growth Fund—Class C

Selected Data for a Share Outstanding Throughout Each Period

	Year Ended March 31,
	2020	2019	2018		2017	2016
Net asset value at beginning of period	$18.08	$18.27	$17.84		$16.33	$19.78
Income (loss) from investment operations:
Net investment loss	(0.32)	(0.49)	(0.20	)(A)	(0.22)	(0.21)
Net realized and unrealized gains (losses) on investments	(0.97)	2.36	3.36		2.35	(1.18)
Total from investment operations	(1.29)	1.87	3.16		2.13	(1.39)
Distributions from:
Realized capital gains	(2.23)	(2.06)	(2.73)		(0.62)	(2.06)
Net asset value at end of period	$14.56	$18.08	$18.27		$17.84	$16.33
Total return(B)	(9.55%)	11.91%	18.38%		13.28%	(7.02%)
Ratios and supplemental data:
Net assets at end of period (000's)	$20,918	$32,831	$90,502		$113,153	$127,852
Ratio to average net assets:
Net expenses	2.07%	2.04%	2.04%		2.06%	2.06%
Gross expenses	2.07%	2.04%	2.04%		2.06%	2.06%
Net investment loss	(1.06%)	(1.12%)	(1.04%)		(1.02%)	(1.17%)
Portfolio turnover rate	82%	71%	76%		95%	92%

(A)	The net investment loss per share was based on average shares outstanding for the period.
(B)	Total returns shown exclude the effect of applicable sales loads and fees. If these charges were included, the returns would be lower.

See accompanying Notes to Financial Statements.

Financial Highlights (Continued)

Touchstone Mid Cap Growth Fund—Class Y

Selected Data for a Share Outstanding Throughout Each Period

	Year Ended March 31,
	2020		2019	2018		2017		2016
Net asset value at beginning of period	$30.50		$29.07	$26.70		$23.92		$27.71
Income (loss) from investment operations:
Net investment loss	(—	)(A)	(0.03)	(0.01	)(B)	(—	)(A)	(0.04)
Net realized and unrealized gains (losses) on investments	(2.17)		3.52	5.11		3.40		(1.65)
Total from investment operations	(2.17)		3.49	5.10		3.40		(1.69)
Distributions from:
Net investment income	(0.06)		—	—		—		(0.04)
Realized capital gains	(2.23)		(2.06)	(2.73)		(0.62)		(2.06)
Total distributions	(2.29)		(2.06)	(2.73)		(0.62)		(2.10)
Net asset value at end of period	$26.04		$30.50	$29.07		$26.70		$23.92
Total return	(8.58%)		13.05%	19.62%		14.38%		(6.08%)
Ratios and supplemental data:
Net assets at end of period (000's)	$424,403		$452,407	$375,617		$311,865		$347,706
Ratio to average net assets:
Net expenses	1.01%		1.02%	1.02%		1.06%		1.05%
Gross expenses	1.01%		1.02%	1.02%		1.06%		1.05%
Net investment loss	(—%	)(A)	(0.10%)	(0.02%)		(0.02%)		(0.16%)
Portfolio turnover rate	82%		71%	76%		95%		92%

Touchstone Mid Cap Growth Fund—Institutional Class

Selected Data for a Share Outstanding Throughout Each Period

	Year Ended March 31,
	2020	2019		2018		2017	2016
Net asset value at beginning of period	$30.79	$29.32		$26.90		$24.07	$27.85
Income (loss) from investment operations:
Net investment income (loss)	0.01	(0.01)		—	(A)(B)	0.10	(0.02)
Net realized and unrealized gains (losses) on investments	(2.18)	3.54		5.15		3.35	(1.65)
Total from investment operations	(2.17)	3.53		5.15		3.45	(1.67)
Distributions from:
Net investment income	(0.07)	—		—		—	(0.05)
Realized capital gains	(2.23)	(2.06)		(2.73)		(0.62)	(2.06)
Total distributions	(2.30)	(2.06)		(2.73)		(0.62)	(2.11)
Net asset value at end of period	$26.32	$30.79		$29.32		$26.90	$24.07
Total return	(8.49%)	13.10%		19.62%		14.50%	(5.97%)
Ratios and supplemental data:
Net assets at end of period (000's)	$357,769	$349,865		$95,176		$44,236	$84,152
Ratio to average net assets:
Net expenses	0.94%	0.97	%(C)	0.99%		0.99%	0.95%
Gross expenses	0.94%	0.97%		0.99%		1.00%	0.95%
Net investment income (loss)	0.06%	(0.06%)		0.01%		0.05%	(0.05%)
Portfolio turnover rate	82%	71%		76%		95%	92%

(A)	Less than $0.005 per share or 0.005%.
(B)	The net investment income (loss) per share was based on average shares outstanding for the period.
(C)	Net expenses include amounts recouped by the Advisor.

See accompanying Notes to Financial Statements.

Financial Highlights (Continued)

Touchstone Mid Cap Growth Fund—Class R6

Selected Data for a Share Outstanding Throughout The Period

	Period Ended
	March 31, 2020(A)
Net asset value at beginning of period	$35.72	(B)
Income (loss) from investment operations:
Net investment loss	(—	)(C)
Net realized and unrealized losses on investments	(9.40)
Total from investment operations	(9.40)
Net asset value at end of period	$26.32
Total return	(26.32	%)(D)
Ratios and supplemental data:
Net assets at end of period (000's)	$2
Ratio to average net assets:
Net expenses	0.89	%(E)
Gross expenses	1,279.20	%(E)
Net investment income	(0.02	%)(E)
Portfolio turnover rate	82	%(D)

(A)	Represents the period from commencement of operations (February 10, 2020) through March 31, 2020.
(B)	Net asset value at the beginning of period is based on the net asset value of Institutional Class shares on February 10, 2020.
(C)	Less than $0.0005 per share.
(D)	Not annualized.
(E)	Annualized.

See accompanying Notes to Financial Statements.

Financial Highlights (Continued)

Touchstone Sands Capital Emerging Markets Growth Fund—Class A

Selected Data for a Share Outstanding Throughout Each Period

Year Ended	Period Ended
March 31,	March 31,
2020	2019(A)
Net asset value at beginning of period	$13.15	$11.21	(B)
Income (loss) from investment operations:
Net investment income (loss)	0.05	(C)	(0.01)
Net realized and unrealized gains (losses) on investments	(1.77)	1.95
Total from investment operations	(1.72)	1.94
Distributions from:
Net investment income	(0.07)	—
Net asset value at end of period	$11.36	$13.15
Total return(D)	(13.19%)	17.31	%(E)
Ratios and supplemental data:
Net assets at end of period (000's)	$2,897	$1,349
Ratio to average net assets:
Net expenses	1.60%	1.60	%(F)
Gross expenses	2.62%	4.89	%(F)
Net investment income (loss)	0.35%	(0.94	%)(F)
Portfolio turnover rate	20%	31%

Touchstone Sands Capital Emerging Markets Growth Fund—Class C

Selected Data for a Share Outstanding Throughout Each Period

	Year Ended		Period Ended
	March 31,		March 31,
	2020		2019(A)
Net asset value at beginning of period	$13.11		$11.21	(B)
Income (loss) from investment operations:
Net investment loss	(0.05	)(C)	(0.04)
Net realized and unrealized gains (losses) on investments	(1.75)		1.94
Total from investment operations	(1.80)		1.90
Distributions from:
Net investment income	(0.05)		—
Net asset value at end of period	$11.26		$13.11
Total return(D)	(13.81%)		16.95	%(E)
Ratios and supplemental data:
Net assets at end of period (000's)	$1,135		$59
Ratio to average net assets:
Net expenses	2.35%		2.35	%(F)
Gross expenses	5.24%		57.88	%(F)
Net investment loss	(0.40%)		(1.69	%)(F)
Portfolio turnover rate	20%		31%

(A)	Represents the period from commencement of operations (November 16, 2018) through March 31, 2019.
(B)	Net asset value at the beginning of period is based on the net asset value of Class Y shares on November 16, 2018.
(C)	The net investment income (loss) per share was based on average shares outstanding for the period.
(D)	Total returns shown exclude the effect of applicable sales loads and fees. If these charges were included, the returns would be lower.
(E)	Not annualized.
(F)	Annualized.

See accompanying Notes to Financial Statements.

Financial Highlights (Continued)

Touchstone Sands Capital Emerging Markets Growth Fund—Class Y

Selected Data for a Share Outstanding Throughout Each Period

	Year Ended March 31,
	2020		2019		2018	2017	2016
Net asset value at beginning of period	$13.16		$13.56		$10.70	$9.40	$10.37
Income (loss) from investment operations:
Net investment income (loss)	0.08	(A)	(0.03)		(0.06)	(0.03)	(0.04)
Net realized and unrealized gains (losses) on investments	(1.77)		(0.37)		2.92	1.33	(0.93)
Total from investment operations	(1.69)		(0.40)		2.86	1.30	(0.97)
Distributions from:
Net investment income	(0.09)		—		—	—	—
Net asset value at end of period	$11.38		$13.16		$13.56	$10.70	$9.40
Total return	(12.96%)		(3.02%)		26.82%	13.83%	(9.35%)
Ratios and supplemental data:
Net assets at end of period (000's)	$423,992		$318,093		$207,209	$103,467	$58,106
Ratio to average net assets:
Net expenses	1.33	%(B)	1.35	%(B)	1.47%	1.49%	1.49%
Gross expenses	1.31%		1.35%		1.49%	1.55%	1.59%
Net investment income (loss)	0.62%		(0.45%)		(0.73%)	(0.49%)	(0.52%)
Portfolio turnover rate	20%		31%		27%	49%	32%

Touchstone Sands Capital Emerging Markets Growth Fund—Institutional Class

Selected Data for a Share Outstanding Throughout Each Period

	Year Ended March 31,
	2020		2019	2018	2017	2016
Net asset value at beginning of period	$13.21		$13.61	$10.73	$9.41	$10.37
Income (loss) from investment operations:
Net investment income (loss)	0.09	(A)	(0.03)	(0.06)	(0.03)	(0.02)
Net realized and unrealized gains (losses) on investments	(1.77)		(0.37)	2.94	1.35	(0.94)
Total from investment operations	(1.68)		(0.40)	2.88	1.32	(0.96)
Distributions from:
Net investment income	(0.10)		—	—	—	—
Net asset value at end of period	$11.43		$13.21	$13.61	$10.73	$9.41
Total return	(12.87%)		(2.94%)	26.84%	14.03%	(9.26%)
Ratios and supplemental data:
Net assets at end of period (000's)	$883,508		$524,670	$374,452	$182,402	$101,401
Ratio to average net assets:
Net expenses	1.25	%(B)	1.25%	1.37%	1.39%	1.39%
Gross expenses	1.24%		1.27%	1.41%	1.46%	1.51%
Net investment income (loss)	0.70%		(0.35%)	(0.63%)	(0.39%)	(0.42%)
Portfolio turnover rate	20%		31%	27%	49%	32%

(A)	The net investment income (loss) per share was based on average shares outstanding for the period.
(B)	Net expenses include amounts recouped by the Advisor.

See accompanying Notes to Financial Statements.

Notes to Financial Statements

March 31, 2020

1. Organization

The Touchstone Strategic Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust was established as a Massachusetts business trust pursuant to an Agreement and Declaration of Trust dated November 18, 1982. The Trust consists of nineteen funds, including the following six funds (individually, a “Fund”, and collectively, the “Funds”):

Touchstone Flexible Income Fund (“Flexible Income Fund”)

Touchstone Focused Fund (“Focused Fund”)

Touchstone Global ESG Equity Fund (“Global ESG Equity Fund”)

Touchstone Growth Opportunities Fund (“Growth Opportunities Fund”)

Touchstone Mid Cap Growth Fund (“Mid Cap Growth Fund”)

Touchstone Sands Capital Emerging Markets Growth Fund (“Sands Capital Emerging Markets Growth Fund”)

Each Fund is diversified, with the exception of the Focused Fund, the Growth Opportunities Fund and the Sands Capital Emerging Markets Growth Fund, which are non-diversified.

The Agreement and Declaration of Trust permits the Trust to issue an unlimited number of shares of beneficial interest of each Fund. The table below indicates the classes of shares that each Fund is registered to offer:

Institutional
	Class A	Class C	Class Y	Class	Class R6
Flexible Income Fund	X	X	X	X
Focused Fund	X	X	X	X
Global ESG Equity Fund	X	X	X	X
Growth Opportunities Fund	X	X	X	X
Mid Cap Growth Fund	X	X	X	X	X
Sands Capital Emerging Markets Growth Fund	X	X	X	X

The assets of each Fund are segregated, and a shareholder’s interest is limited to the Fund in which shares are held. The Funds’ prospectus provides a description of each Fund’s investment goal, policies, and strategies along with information on the classes of shares currently being offered.

2. Significant Accounting Policies

The following is a summary of the Funds’ significant accounting policies:

Each Fund is an investment company that follows the accounting and reporting guidance of Accounting Standards Codification Topic 946 applicable to investment companies.

Security valuation and fair value measurements — U.S. generally accepted accounting principles (“U.S. GAAP”) defines fair value as the price the Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. All investments in securities are recorded at their fair value. The Funds define the term “market value”, as used throughout this report, as the estimated fair value. The Funds use various methods to measure fair value of their portfolio securities on a recurring basis. U.S. GAAP fair value measurement standards require disclosure of a hierarchy that prioritizes inputs to valuation methods. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical securities

•	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The aggregate value by input level, as of March 31, 2020, for each Fund’s investments, is included in each Fund’s Portfolio of Investments, which also includes a breakdown of the Fund’s investments by geographic, portfolio or sector allocation. The Funds did not hold or transfer any Level 3 categorized securities during the year ended March 31, 2020.

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

The Funds’ portfolio securities are valued as of the close of the regular session of trading on the New York Stock Exchange (“NYSE”) (currently 4:00 p.m., Eastern Time or at the time as of which the NYSE establishes official closing prices). Portfolio securities traded on stock exchanges are valued at the last reported sale price, official close price, or last bid price if no sales are reported. Portfolio

Notes to Financial Statements (Continued)

securities quoted by NASDAQ are valued at the NASDAQ Official Closing Price (“NOCP”) or from the primary exchange on which the security trades. To the extent these securities are actively traded, they are categorized in Level 1 of the fair value hierarchy. Options and futures are valued at the last quoted sales price. If there is no such reported sale on the valuation date, long option positions are valued at the most recent bid price, and short option positions are valued at the most recent ask price on the valuation date and are categorized in Level 1. Shares of mutual funds in which the Funds invest are valued at their respective net asset value (“NAV”) as reported by the underlying funds (the “Underlying Funds”) and are categorized in Level 1.

Debt securities held by the Funds are valued at their evaluated bid by an independent pricing service or at their last broker-quoted bid prices as obtained from one or more of the major market makers for such securities. Independent pricing services use information provided by market makers or estimates of market values through accepted market modeling conventions. Observable inputs to the models may include prepayment speeds, pricing spread, yield, trade information, dealer quotes, market color, cash flow models, the securities’ terms and conditions, among others, and are generally categorized in Level 2. Investments in asset-backed and mortgage-backed securities are valued by independent pricing services using models that consider estimated cash flows of each tranche of the security, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche, and are generally categorized in Level 2. Debt securities with remaining maturities of 60 days or less may be valued at amortized cost, provided such amount approximates market value and are categorized in Level 2. While this method provides consistency in valuation (and may only be used if it approximates market value), it may result in periods during which fair value, as determined by amortized cost, is higher or lower than the price that would be received if the Fund sold the investment.

Foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of regular trading on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available and categorized in Level 2.

Securities mainly traded on a non-U.S. exchange or denominated in foreign currencies are generally valued according to the preceding closing values on that exchange, translated to U.S. dollars using currency exchange rates as of the close of regular trading on the NYSE, and are generally categorized in Level 1. However, if an event that may change the value of a security occurs after the time that the closing value on the non-U.S. exchange was determined, but before the close of regular trading on the NYSE, the security may be priced based on fair value and is generally categorized in Level 2. This may cause the value of the security, if held on the books of a Fund to be different from the closing value on the non-U.S. exchange and may affect the calculation of that Fund’s NAV. The Funds may use fair value pricing under the following circumstances, among others:

•	If the value of a security has been materially affected by events occurring before the Funds’ pricing time but after the close of the primary markets on which the security is traded.

•	If the exchange on which a portfolio security is principally traded closes early or if trading in a particular portfolio security was halted during the day and did not resume prior to the Funds’ NAV calculation.

•	If a security is so thinly traded that reliable market quotations are unavailable due to infrequent trading.

•	If the validity of market quotations is not reliable.

Securities held by the Funds that do not have readily available market quotations, significant observable inputs, or securities for which the available market quotations are not reliable, are priced at their estimated fair value using procedures approved by the Funds’ Board of Trustees (the “Board”) and are generally categorized in Level 3.

Collateralized Loan Obligations — The Flexible Income Fund may invest in collateralized loan obligations (“CLOs”). CLOs are types of asset-backed securities. A CLO is an entity that is backed by syndicated bank loans. The cash flows of the CLO can be split into multiple segments, called “tranches,” which will vary in risk profile and yield. The riskiest segment is the subordinated or “equity” tranche. This tranche bears the greatest risk of defaults from the underlying assets in the CLO and serves to protect the other, more senior, tranches from default in all but the most severe circumstances. Since it is shielded from defaults by the more junior tranches, a “senior” tranche will typically have higher credit ratings and lower yields than their underlying securities, and often receive higher ratings from one or more of the nationally recognized rating agencies. Despite the protection from the more junior tranches, senior tranches can experience substantial losses due to actual defaults, increased sensitivity to future defaults and the disappearance of one or more protecting tranches as a result of changes in the credit profile of the underlying pool of assets.

Investment companies — The Funds may invest in securities of other investment companies, including exchange-traded funds (“ETFs”), open-end funds, and closed-end funds. Open-end funds are investment companies that issue new shares continuously and redeem shares daily. Closed-end funds are investment companies that typically issue a fixed number of shares that trade on a securities exchange or over-the-counter (“OTC”). An ETF is an investment company that typically seeks to track the performance of an index by holding in its portfolio shares of all the companies, or a representative sample of the companies, that are components of a particular index. ETF shares are traded on a securities exchange based on their market value. The risks of investment in other investment companies typically reflect the risks of the types of securities in which the other investment companies invest. Investments in ETFs and closed-end funds are subject to the additional risk that their shares may trade at a premium or discount to their NAV. When a Fund invests in another investment company, shareholders of the Fund indirectly bear their proportionate share of the

Notes to Financial Statements (Continued)

other investment company’s fees and expenses, including operating, registration, trustee, licensing, and marketing, as well as their share of the Fund’s fees and expenses.

Securities sold short — The Flexible Income Fund may engage in selling securities short, which obligates the Fund to replace a security borrowed by purchasing the same security at the current market value. The Fund would incur a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund would realize a gain if the price of the security declines between those dates.

As of March 31, 2020, the Flexible Income Fund did not hold any securities sold short.

Options — The Flexible Income Fund may write or purchase financial option contracts primarily to hedge against changes in the value of equity securities (or securities that the Fund intends to purchase), against fluctuations in fair value caused by changes in prevailing market interest rates or foreign currency exchange rates and against changes in overall equity market volatility. In addition, the Fund may utilize options in an attempt to generate gains from option premiums or to reduce overall portfolio risk. The Fund’s option strategy primarily focuses on the use of writing and/or purchasing call or put options on equity indexes. When the Fund writes or purchases an option, an amount equal to the premium received or paid by the Fund is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options which expire unexercised are treated by the Fund on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the cost of the purchase or proceeds from the sale in determining whether the Fund has realized a gain or loss on investment transactions. The Fund, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option. The Fund, as purchaser of an option, bears the risk that the counterparties to the option may not have the ability to meet the terms of the option contracts.There is minimal counterparty credit risk involved in entering into option contracts since they are exchange-traded instruments and the exchange’s clearinghouse, as counterparty to all exchange-traded options, guarantees the options against default. The maximum risk of loss associated with writing put options is the notional amount as presented in the Portfolio of Investments. In certain circumstances, the maximum risk of loss amounts may be partially offset by recovery values of the respective referenced assets and upfront premium received upon entering into the contract. The maximum risk of loss associated with writing call options is potentially unlimited.

As of March 31, 2020, the Flexible Income Fund held purchased options with a fair value of $0.

Futures Contracts — The Flexible Income Fund may buy and sell futures contracts and related options to manage its exposure to changing interest rates and securities prices. Some strategies reduce the Fund’s exposure to price fluctuations, while others tend to increase its market exposure. Futures and options on futures can be volatile instruments and involve certain risks that could negatively impact the Fund’s return. In order to avoid leveraging and related risks, when the Fund purchases futures contracts, it will collateralize its position by depositing an amount of cash or liquid securities, equal to the market value of the futures positions held, less margin deposits, in a segregated account with its custodian or otherwise “cover” its position in a manner consistent with the 1940 Act or the rules of the Securities and Exchange Commission (the “SEC”) or interpretations thereunder. Collateral equal to the current fair value of the futures position will be determined on a daily basis.

When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund’s basis in the contract. Risks of entering into futures contracts include the possibility that a change in the value of the contract may not correlate with the changes in the value of the underlying instruments. Second, it is possible that a lack of liquidity for futures contracts could exist in the secondary market resulting in an inability to close a futures position prior to its maturity date. Third, the purchase of a futures contract involves the risk that the Fund could lose more than the original margin deposit required to initiate the futures transaction. Finally, the risk exists that losses could exceed amounts disclosed on the Statements of Assets and Liabilities. There is minimal counterparty credit risk involved in entering into futures contracts since they are exchange-traded instruments and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

As of March 31, 2020, the Flexible Income Fund did not hold any futures contracts.

Foreign currency translation — The books and records of the Funds are maintained in U.S. dollars and translated into U.S. dollars on the following basis:

(1)	market value of investment securities, assets and liabilities at the current rate of exchange on the valuation date; and

(2)	purchases and sales of investment securities, income, and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Funds do not isolate that portion of gains and losses on investments in equity securities that is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity securities.

Notes to Financial Statements (Continued)

Forward foreign currency contracts — A forward foreign currency contract is an agreement between two parties to buy and sell a specific currency at a price that is set on the date of the contract. The forward contract calls for delivery of the currency on a future date that is specified in the contract. Risks related to the use of forwards include the possible failure of counterparties to meet the terms of the forward agreement, the failure of the counterparties to timely post collateral, the risk that currency movements will not occur thereby reducing a Fund’s total return, and the potential for losses in excess of a Fund’s initial investment.

The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily and the change in value is recorded by a Fund as an unrealized gain or loss. Realized gains or losses, equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed, are recorded upon delivery or receipt of the currency.

As of March 31, 2020, there were no open forward foreign currency contracts.

Real Estate Investment Trusts — The Funds may invest in real estate investment trusts (“REITs”) that involve risks not associated with investing in stocks. Risks associated with investments in REITs include declines in the value of real estate, general and economic conditions, changes in the value of the underlying property and defaults by borrowers. The value of assets in the real estate industry may go through cycles of relative underperformance and outperformance in comparison to equity securities markets in general. Dividend income is recorded using management’s estimate of the income included in distributions received from REIT investments. The actual amounts of income, return of capital and capital gains are only determined by each REIT after its fiscal year-end and may differ from the estimated amount. Estimates of income are adjusted in the Funds to the actual amounts when the amounts are determined.

Master Limited Partnership — The Funds may invest in Master Limited Partnership (“MLP”) common units that represent limited partnership interests in the MLP. Common units are generally listed and traded on U.S. securities exchanges or OTC with their value fluctuating predominantly based on the success of the MLP. Unlike owners of common stock of a corporation, owners of MLP common units have limited voting rights and have no ability to annually elect directors. MLPs generally distribute all available cash flow (cash flow from operations less maintenance capital expenditures) in the form of quarterly distributions. Common unit holders have first priority to receive quarterly cash distributions up to the minimum quarterly distribution and have arrearage rights. Distributions received from MLPs generally are comprised of income and return of capital. Investment income and return of capital are recorded based on estimates made at the time distributions are received. The actual amounts of income and return of capital are only determined by each MLP after its fiscal year-end and may differ from the estimated amount. Estimates of income are adjusted in the Funds to the actual amounts when the amounts are determined. In the event of liquidation, common unit holders have preference over subordinated units, but not debt holders or preferred unit holders, to the remaining assets of the MLP.

Derivative instruments and hedging activities — The Flexible Income Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement” or “MNA”) or similar agreement with certain counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs OTC derivatives and foreign exchange contracts, and typically contains, among other things, collateral posting terms and master netting provisions in the event of a default or termination. Under an ISDA Master Agreement, a party may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables or receivables with collateral held or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting). These default events include bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset.

When entering into a derivative transaction, the Fund may be required to post and maintain collateral or margin (including both initial and maintenance margin). Collateral and margin requirements differ by type of derivative. Margin requirements are established by the broker or clearing house for exchange-traded and centrally cleared derivatives (financial futures contracts, options, and centrally cleared swaps). Brokers can ask for margining in excess of the clearing house’s minimum in certain circumstances. Collateral terms are contract specific for OTC derivatives (forward foreign currency contracts, options, and swaps). For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty. For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund and cash collateral received from the counterparty, if any, are reported separately on the Statements of Assets and Liabilities as cash deposits held at prime broker and due to prime broker, respectively. Non-cash collateral pledged by the Fund, if any, is noted in the Portfolio of Investments. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance.

Certain ISDA Master Agreements allow counterparties to OTC derivatives transactions to terminate derivative contracts prior to maturity in the event the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreement, which would cause the Fund (counterparty) to accelerate payment of any net liability owed to the counterparty (Fund).

Notes to Financial Statements (Continued)

For financial reporting purposes, the Flexible Income Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statements of Assets and Liabilities.

As of March 31, 2020, the Flexible Income Fund did not hold any assets and liabilities that were subject to a MNA in the Statement of Assets and Liabilities.

The following table sets forth the effect of the Flexible Income Fund’s derivative financial instruments by primary risk exposure on the Statements of Operations for the year ended March 31, 2020:

			Change in
			Unrealized
			Appreciation
	Derivatives not accounted for as	Realized Gain (Loss)	(Depreciation)
Fund	hedging instruments under ASC 815	on Derivatives	on Derivatives
Flexible Income Fund	Purchased Options - Equity Contracts*	$7,881,801	$—
	Futures - Interest Rate Contracts**	(2,072,499)	1,580,368
	Written Options - Equity Contracts***	8,854	—

* Statements of Operations Location: Net realized gains (losses) on investments and Net change in unrealized appreciation (depreciation) on investments, respectively. **Statements of Operations Location: Net realized losses on futures contracts and Net change in unrealized appreciation (depreciation) on futures contracts, respectively.

***Statements of Operations Location: Net realized gains on written options.

For the year ended March 31, 2020, the average quarterly balance of outstanding derivative financial instruments for the Flexible Income Fund was as follows:

Flexible Income Fund
Equity contracts:
Purchased Options - Cost	$229,398
Written Options - Premium received*	$—
Interest rate contracts:
Futures - Notional value	$10,967,429

* The balance at each quarter end was zero.

Portfolio securities loaned — The Funds may lend their portfolio securities. Lending portfolio securities exposes the Funds to the risk that the borrower may fail to return the loaned securities or may not be able to provide additional collateral or that the Funds may experience delays in recovery of the loaned securities or loss of rights in the collateral if the borrower fails financially. To minimize these risks, the borrower must agree to maintain cash collateral with the Funds’ custodian. The loaned securities are secured by collateral valued at least equal, at all times, to the market value of the loaned securities plus accrued interest, if any. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the security lending agreement. The cash collateral is reinvested by the Funds’ custodian into an approved short-term investment vehicle. The approved short-term investment vehicle is subject to market risk.

As of March 31, 2020, the following Funds loaned securities and received collateral as follows:

		Market Value of	Market Value of
Fund	Security Type	Securities Loaned*	Collateral Received**	Net Amount***
Flexible Income Fund	Investment Funds	$66,471	$66,255	$(216)
Global ESG Equity Fund	Common Stocks	19,177,539	19,738,050	560,511
Mid Cap Growth Fund	Common Stocks	1,310,400	1,119,300	(191,100)

*	The remaining contractual maturity is overnight for all securities.
**	Gross amount of recognized liabilities for securities lending included in the Statements of Assets and Liabilities.
***Net	amount represents the net amount payable due to (receive from) the borrower in the event of default.

All cash collateral is received, held, and administered by the Funds’ custodian for the benefit of the lending Fund in its custody account or other account established for the purpose of holding collateral in cash equivalents.

Funds participating in securities lending receive compensation in the form of fees. Securities lending income is derived from lending long securities from the Funds to creditworthy approved borrowers at rates that are determined based on trading volumes, float, short-term interest rates and market liquidity and is shown net of fees on the Statements of Operations. When a Fund lends securities, it retains the interest or dividends on the investment of any cash received as collateral, and the Fund continues to receive interest or dividends on the loaned securities.

Notes to Financial Statements (Continued)

Unrealized gain or loss on the market value of the loaned securities that may occur during the term of the loan is recognized by the Fund. The Fund has the right under the lending agreement to recover any loaned securities from the borrower on demand.

Share valuation — The NAV per share of each class of shares of each Fund is calculated daily by dividing the total value of a Fund’s assets attributable to that class, less liabilities attributable to that class, by the number of outstanding shares of that class.

The maximum offering price per share of Class A shares of the equity funds (all funds except the Flexible Income Fund) is equal to the NAV per share plus a sales load equal to 5.26% of the NAV (or 5.00% of the offering price). The maximum offering price per share of Class A shares of the Flexible Income Fund is equal to the NAV per share plus a sales load equal to 2.04% of the NAV (or 2.00% of the offering price). There is no sales load on equity or fixed income fund purchases when aggregate purchases in all Touchstone funds equal at least $1 million or $500,000, respectively. The maximum offering price per share of Class C, Class Y, Institutional Class and R6 shares of the Funds is equal to the NAV per share.

The redemption price per share of each class of shares of the Funds is generally equal to the NAV per share. However, Class A redemptions that were part of a no-load purchase due to the aggregate purchase amount in all Touchstone funds equaling at least $1 million for equity funds or $500,000 for fixed income funds where a Finder’s Fee was paid may be subject to a contingent deferred sales charge (“CDSC”) of up to 1.00% or 0.50%, respectively, if redeemed within a one-year period from the date of purchase. Additionally, purchases of Class C shares of the Funds are subject to a CDSC of 1.00%. The CDSC will be assessed on an amount equal to the lesser of (1) the NAV at the time of purchase of the shares being redeemed or (2) the NAV of such shares being redeemed.

Investment income — Dividend income from securities is recognized on the ex-dividend date, net of foreign withholding taxes, if any, which are reduced by any amounts reclaimable by the Funds, where applicable. Interest income from securities is recorded on the basis of interest accrued, premium amortized and discount accreted. Realized gains and losses resulting from principal paydowns on mortgage-backed and asset-backed securities are included in interest income. Market discounts, original issue discounts and market premiums on debt securities are accreted/amortized to interest income over the life of the security, or to the appropriate call date, as applicable, with a corresponding adjustment in the cost basis of that security. In addition, it is the Funds’ policy to accrue for foreign capital gains taxes, if applicable, on certain foreign securities held by the Funds. An estimated foreign capital gains tax is recorded daily on net unrealized gains on these securities and is payable upon the sale of such securities when a gain is realized.

Distributions to shareholders — Each Fund intends to distribute to its shareholders substantially all of its income and capital gains. Each Fund, except for the Flexible Income Fund, declares and distributes net investment income, if any, annually, as a dividend to shareholders.The Flexible Income Fund declares and distributes net investment income, if any, monthly, as a dividend to shareholders. Each Fund makes distributions of capital gains, if any, at least annually, net of applicable capital loss carryforwards. Income distributions and capital gain distributions are determined in accordance with income tax regulations. Recognition of the Funds’ net investment income from investments in Underlying Funds is affected by the timing of dividend declarations by the Underlying Funds.

Allocations — Investment income earned, realized capital gains and losses, and unrealized appreciation and depreciation for a Fund are allocated daily to each class of shares based upon its proportionate share of total net assets of the Fund. Class-specific expenses are charged directly to the class incurring the expense. Common expenses, which are not attributable to a specific class, are allocated daily to each class of shares based upon their proportionate share of total net assets of the Fund. Expenses not directly billed to a Fund are allocated proportionally among all the Funds in the Trust, and, if applicable, Touchstone Funds Group Trust, Touchstone Institutional Funds Trust, and Touchstone Variable Series Trust (collectively with the Trust, “Touchstone Fund Complex”), daily in relation to net assets of each Fund or another reasonable measure.

Security transactions — Security transactions are reflected for financial reporting purposes as of the trade date. Realized gains and losses on sales of portfolio securities are calculated using the identified cost basis.

Estimates — The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

3. Investment Transactions

Investment transactions (excluding short-term investments and U.S. Government securities) were as follows for the year ended March 31, 2020:

Notes to Financial Statements (Continued)

						Sands Capital
	Flexible			Growth	Mid Cap	Emerging
	Income	Focused	Global ESG	Opportunities	Growth	Markets
	Fund	Fund	Equity Fund	Fund*	Fund	Growth Fund
Purchases of investment securities	$620,520,621	$122,721,863	$410,970,626	$159,008,265	$1,029,880,043	$877,021,684
Proceeds from sales and maturities	$614,437,373	$298,859,113	$530,479,548	$148,540,780	$974,136,632	$218,752,159

* Growth Opportunities Fund had redemptions-in-kind out of the Fund of $4,182,052, which is excluded from the proceeds from sales and maturities. The redemptions were comprised of securities and cash in the amount of $4,028,264 and $153,788, respectively.

For the year ended March 31, 2020, purchases and proceeds from sales and maturities in U.S. Government securities were $96,499,739 and $116,471,047, respectively, for the Flexible Income Fund. There were no purchases or proceeds from sales and maturities of U.S. Government Securities by the remaining Funds for the year ended March 31, 2020.

4. Transactions with Affiliates and Other Related Parties

Certain officers of the Trust are also officers of Touchstone Advisors, Inc. (the “Advisor”), Touchstone Securities, Inc. (the “Underwriter”), or The Bank of New York Mellon (“BNY Mellon”), the Sub-Administrator to the Funds. Such officers receive no compensation from the Trust. The Advisor and the Underwriter are each wholly-owned subsidiaries of Western & Southern Financial Group, Inc. (“Western & Southern”).

On behalf of the Funds, the Advisor pays each Independent Trustee a quarterly retainer plus additional retainers to the Lead Independent Trustee and the chairs of each standing committee. Interested Trustees do not receive compensation from the Funds. Each Independent Trustee also receives compensation for each Board meeting and committee meeting attended. Each standing committee chair receives additional compensation for each committee meeting that he or she oversees. The Advisor is reimbursed by the Funds for the Independent Trustees’ compensation and out-of-pocket expenses relating to their services. The Funds accrued Trustee-related expenses of $137,736 for the year ended March 31, 2020.

MANAGEMENT & EXPENSE LIMITATION AGREEMENTS

The Advisor provides general investment supervisory services for the Funds, under the terms of an advisory agreement (“Advisory Agreement”). Under the Advisory Agreement, each Fund pays the Advisor a fee, which is computed and accrued daily and paid monthly, at an annual rate based on average daily net assets of each Fund as shown in the table below.

Flexible Income Fund	0.60% on the first $500 million
0.50% on such assets in excess of $500 million
Focused Fund	0.70% on the first $100 million
0.65% on the next $400 million
0.60% on such assets in excess of $500 million
Global ESG Equity Fund	0.65% on the first $1 billion
0.60% on such assets in excess of $1 billion
Growth Opportunities Fund	0.75% on the first $500 million
0.70% on the next $500 million
0.65% on such assets in excess of $1 billion
Mid Cap Growth Fund*	0.75% on the first $500 million
0.70% on the next $500 million
0.65% on the next $200 million
0.60% on such assets in excess of $1.2 billion
Sands Capital Emerging Markets Growth Fund	1.00%

*Prior to December 1, 2019, the fund paid 0.75% on the first $500 million, 0.70% on the next $500 million and 0.65% on such assets over $1 billon.

The Advisor has entered into investment sub-advisory agreements with the following parties (each, a “Sub-Advisor”):

Bramshill Investments, LLC	Sands Capital Management, LLC
Flexible Income Fund	Sands Capital Emerging Markets Growth Fund
Fort Washington Investment Advisors, Inc.*
Focused Fund

Notes to Financial Statements (Continued)

Rockefeller & Co., LLC	Westfield Capital Management Company, L.P.
Global ESG Equity Fund	Growth Opportunities Fund
Mid Cap Growth Fund

*Affiliate of the Advisor and wholly-owned subsidiary of Western & Southern.

The Advisor pays sub-advisory fees to each Sub-Advisor from its advisory fee.

The Advisor entered into an expense limitation agreement (the “Expense Limitation Agreement”) to contractually limit the annual operating expenses of the Funds, excluding: dividend and interest expenses relating to short sales; interest; taxes; brokerage commissions and other transaction costs; portfolio transaction and investment related expenses, including expenses associated with the Funds’ liquidity providers; other expenditures which are capitalized in accordance with U.S. GAAP; the cost of “Acquired Fund Fees and Expenses”, if any; and other extraordinary expenses not incurred in the ordinary course of business. The maximum annual operating expense limit in any year with respect to the Funds is based on a percentage of the average daily net assets of the Funds. The Advisor has agreed to waive a portion of its fees and to reimburse certain fund expenses in order to maintain the following expense limitations for the Funds:

				Institutional
	Class A	Class C	Class Y	Class	Class R6
Flexible Income Fund	1.04%	1.79%	0.79%	0.69%	—
Focused Fund	1.20%	1.95%	0.95%	0.83%	—
Global ESG Equity Fund	1.17%	1.99%	0.90%	0.89%	—
Growth Opportunities Fund	1.24%	1.99%	0.99%	0.89%	—
Mid Cap Growth Fund	1.39%	2.14%	1.14%	0.99%	0.89%
Sands Capital Emerging Markets Growth Fund	1.60%	2.35%	1.35%	1.25%	—

These expense limitations will remain in effect for all Funds through at least July 30, 2020, except for the Mid Cap Growth Fund Class R6 and the Sands Capital Emerging Markets Growth Fund. The expense limitation for the Mid Cap Growth Fund Class R6 and the Sands Capital Emerging Markets Growth Fund will remain in effect through at least February 28, 2021 and November 17, 2020, respectively. The expense limitation agreement can be terminated by a vote of the Funds’ Board if it deems the termination to be beneficial to the Funds’ shareholders.

During the year ended March 31, 2020, the Advisor or its affiliates waived investment advisory fees and administration fees or waived or reimbursed other operating expenses, including distribution fees of the Funds, as follows:

			Other Operating
	Investment		Expenses
	Advisory	Administration	Reimbursed/
Fund	Fees Waived	Fees Waived	Waived	Total
Flexible Income Fund	$—	$494,872	$102,486	$597,358
Focused Fund	—	—	31,574	31,574
Global ESG Equity Fund	—	—	166,173	166,173
Growth Opportunities Fund	—	133,269	112,576	245,845
Mid Cap Growth Fund	—	—	3,760	3,760
Sands Capital Emerging Markets Growth Fund	—	—	35,391	35,391

Under the terms of the Expense Limitation Agreement, the Advisor is entitled to recover, subject to approval by the Funds’ Board, such amounts waived or reimbursed for a period of up to three years from the date on which the Advisor reduced its compensation or assumed expenses for the Funds. The Funds will make repayments to the Advisor only if such repayment does not cause the Funds’ operating expenses (after the repayment is taken into account) to exceed the Funds’ expense limit in place when such amounts were waived or reimbursed by the Advisor and the Funds’ current expense limitation.

As of March 31, 2020, the Advisor may seek recoupment of previously waived fees and reimbursed expenses as follows:

	Expires on or	Expires on or	Expires on or
	before	before	before
Fund	March 31, 2021	March 31, 2022	March 31, 2023	Total
Flexible Income Fund	$695,170	$474,385	$557,404	$1,726,959
Focused Fund	23,561	22,968	22,297	68,826
Global ESG Equity Fund	161,406	73,180	107,012	341,598
Growth Opportunities Fund	267,156	273,078	198,248	738,482
Mid Cap Growth Fund	—	—	3,760	3,760
Sands Capital Emerging Markets Growth Fund	117,229	98,432	25,128	240,789

Notes to Financial Statements (Continued)

For the year ended March 31, 2020, the Advisor recouped previously waived fees or reimbursed expenses from the Focused Fund and Sands Capital Emerging Markets Growth Fund of $4,936 and $122,346, respectively.

ADMINISTRATION AGREEMENT

The Advisor entered into an Administration Agreement with the Trust, whereby the Advisor is responsible for: supplying executive and regulatory compliance services; supervising the preparation of tax returns; coordinating the preparation of reports to shareholders and reports to, and filings with, the SEC and state securities authorities, as well as materials for meetings of the Board; calculating the daily NAV per share; and maintaining the financial books and records of each Fund.

For its services, the Advisor’s annual administrative fee is:

0.145% on the first $20 billion of the aggregate average daily net assets;
0.11% on the next $10 billion of aggregate average daily net assets;
0.09% on the next $10 billion of aggregate average daily net assets; and
0.07% on the aggregate average daily net assets over $40 billion.

The fee is computed and allocated among the Touchstone Fund Complex (excluding Touchstone Institutional Funds Trust) on the basis of relative daily net assets.

The Advisor has engaged BNY Mellon as the Sub-Administrator to the Trust. BNY Mellon provides administrative and accounting services to the Trust and is compensated directly by the Advisor, not the Trust.

TRANSFER AGENT AGREEMENT

Under the terms of the Transfer Agent Agreement between the Trust and BNY Mellon, BNY Mellon maintains the records of each shareholder’s account, answers shareholders’ inquiries concerning their accounts, processes purchases and redemptions of each Fund’s shares, acts as dividend and distribution disbursing agent, and performs other shareholder service functions. For these services, BNY Mellon receives a monthly fee from each Fund. In addition, each Fund pays out-of-pocket expenses incurred by BNY Mellon, including, but not limited to, postage and supplies.

The Funds may reimburse the Advisor for fees paid to intermediaries such as banks, broker-dealers, financial advisors or other financial institutions for sub-transfer agency, sub-administration and other services provided to investors whose shares of record are held in omnibus, other group accounts, retirement plans or accounts traded through registered securities clearing agents. These fees, which are included in Transfer Agent fees in Statements of Operations, may vary based on, for example, the nature of services provided, but generally range up to 0.15% of the assets of the class serviced or maintained by the intermediary or up to $22 per sub-account maintained by the intermediary.

PLANS OF DISTRIBUTION AND SHAREHOLDER SERVICING FEE ARRANGEMENTS

The Trust has adopted distribution plans pursuant to Rule 12b-1 under the 1940 Act for each class of shares it offers that is subject to 12b-1 distribution fees. The plans allow each Fund to pay distribution and other fees for the sale and distribution of its shares and for services provided to shareholders. The fees charged to the Funds are limited to the actual expenses incurred. Under the Class A plan, each Fund offering Class A shares pays an annual fee not to exceed 0.25% of average daily net assets that are attributable to Class A shares. Under the Class C plan, each Fund offering Class C shares pays an annual fee not to exceed 1.00% of average daily net assets that are attributable to Class C shares (of which up to 0.75% is a distribution fee and up to 0.25% is a shareholder servicing fee).

UNDERWRITING AGREEMENT

The Underwriter is the Funds’ principal underwriter and, as such, acts as exclusive agent for distribution of the Funds’ shares. Under the terms of the Underwriting Agreement between the Trust and the Underwriter, the Underwriter earned underwriting and broker commissions on the sale of Class A shares of the Funds. W&S Brokerage Services, Inc., an affiliate of the Underwriter and the Advisor, also earned broker commissions on the sale of Class A shares of the Funds. Listed below are the total underwriting and broker commissions earned by the Underwriter and its affiliate during the year ended March 31, 2020:

Fund	Amount
Flexible Income Fund	$6,228
Focused Fund	8,353
Global ESG Equity Fund	11,656
Growth Opportunities Fund	4,606
Mid Cap Growth Fund	33,865

Notes to Financial Statements (Continued)

Fund	Amount
Sands Capital Emerging Markets Growth Fund	$1,909

In addition, the Underwriter collected CDSCs on the redemption of Class C shares of the Funds listed below during the year ended March 31, 2020:

Fund	Class C
Flexible Income Fund	$250
Focused Fund	1,094
Global ESG Equity Fund	247
Growth Opportunities Fund	22
Mid Cap Growth Fund	59

INTERFUND TRANSACTIONS

Pursuant to Rule 17a-7 under the 1940 Act, the Funds may engage in purchase and sale transactions with funds that have a common investment advisor (or affiliated investment advisors), common Trustees and/or common Officers. During the year ended March 31, 2020, the Funds did not engage in any Rule 17a-7 transactions.

5. Liquidity

ReFlow Fund LLC—The Funds may participate in the ReFlow Fund LLC liquidity program (“ReFlow”), which is designed to provide an alternative liquidity source for funds experiencing redemptions. In order to pay cash to shareholders who redeem their shares on a given day, a fund typically must hold cash in its portfolio, liquidate portfolio securities, or borrow money. ReFlow provides participating funds with another source of cash by standing ready to purchase shares from a fund up to the amount of the fund’s net redemptions on a given day, cumulatively limited to 3% of the outstanding voting shares of a Fund. ReFlow then generally redeems those shares (in cash or in-kind) when the Fund experiences net sales, at the end of a maximum holding period determined by ReFlow, or at other times at ReFlow’s discretion. In return for this service, the Fund will pay a fee to ReFlow at a rate determined by a daily auction with other participating mutual funds.

During the year ended March 31, 2020, the Growth Opportunities Fund utilized ReFlow. ReFlow purchased 121,612 shares of the Fund during the period and had redemptions-in-kind of $4,028,264. The resulting fee is included in “Other expenses” on the Statement of Operations.

Interfund Lending—Pursuant to an Exemptive Order issued by the SEC on March 28, 2017, the Funds, along with certain other funds in the Touchstone Fund Complex, may participate in an interfund lending program. The interfund lending program provides an alternate credit facility that allows the Funds to lend to or borrow from other participating funds in theTouchstone Fund Complex, subject to the conditions of the Exemptive Order. The Funds may not borrow under the facility for leverage purposes and the loans’ duration may be no more than 7 days.

During the year ended March 31, 2020, the following Funds participated as a lender in the interfund lending program. The daily average amount loaned, weighted average interest rate and interest income were as follows:

	Daily Average	Weighted Average
Fund	Amount Loaned	Interest Rate	Interest Income*
Mid Cap Growth Fund	$49,365	2.28%	$1,178
Sands Capital Emerging Markets Growth Fund	138,305	1.15%	2,177

* Included in Interest in the Statements of Operations.

During the year ended March 31, 2020, the following Funds participated as a borrower in the interfund lending program. The daily average amount borrowed, weighted average interest rate and interest expense were as follows:

	Daily Average	Weighted Average
Fund	Amount Borrowed	Interest Rate	Interest Expense*
Flexible Income Fund	$268,238	0.87%	$2,350
Focused Fund	121,956	1.43%	1,844
Growth Opportunities Fund	14,309	2.93%	425
Mid Cap Growth Fund	68,437	1.05%	730

* Included in Other expenses in the Statements of Operations.

Notes to Financial Statements (Continued)

6. Federal Tax Information

Federal Income Tax — It is each Fund’s policy to continue to comply with the special provisions of the Internal Revenue Code applicable to regulated investment companies. As provided therein, in any fiscal year in which a Fund so qualifies and distributes at least 90% of its investment company taxable income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. It is each Fund’s policy to distribute all of its taxable income and accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also each Fund’s intention to declare and pay as dividends in each calendar year at least 98% of its investment company taxable income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the twelve months ending October 31) plus undistributed amounts from prior years.

The tax character of distributions paid for the years ended March 31, 2020 and March 31, 2019 are as follows:

	Flexible Income Fund		Focused Fund		Global ESG Equity Fund
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	March 31,	March 31,	March 31,	March 31,	March 31,	March 31,
	2020	2019	2020	2019	2020	2019
From ordinary income	$24,652,668	$29,977,346	$5,500,849	$8,895,802	$5,563,150	$11,745,647
From long-term capital gains	—	4,234,655	55,397,876	42,522,534	11,203,902	52,799,731
Total distributions	$24,652,668	$34,212,001	$60,898,725	$51,418,336	$16,767,052	$64,545,378

					Sands Capital Emerging
	Growth Opportunities Fund		Mid Cap Growth Fund		Markets Growth Fund
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	March 31,	March 31,	March 31,	March 31,	March 31,	March 31,
	2020	2019	2020	2019	2020	2019
From ordinary income	$8,130,533	$190,894	$20,234,815	$13,059,653	$9,496,797	$—
From long-term capital gains	12,343,538	26,307,524	67,373,035	60,828,960	—	—
Total distributions	$20,474,071	$26,498,418	$87,607,850	$73,888,613	$9,496,797	$—

The following information is computed on a tax basis for each item as of March 31, 2020:

	Flexible	Focused	Global
	Income Fund	Fund	ESG Equity Fund
Tax cost of portfolio investments	$688,175,502	$596,451,353	$535,220,468
Gross unrealized appreciation on investments	4,119,015	227,794,169	81,252,290
Gross unrealized depreciation on investments	(61,933,007)	(77,573,395)	(83,593,359)
Net unrealized appreciation (depreciation) on investments	(57,813,992)	150,220,774	(2,341,069)
Gross unrealized appreciation on foreign currency transactions	—	—	100,366
Gross unrealized depreciation on foreign currency transactions	—	—	(166,344)
Net unrealized depreciation on foreign currency transactions	—	—	(65,978)
Qualified late-year losses	—	—	(28,211,789)
Undistributed ordinary income	6,510,833	2,665,956	366,328
Undistributed capital gains	—	22,158,410	—
Distributable earnings (deficit)	$(51,303,159)	$175,045,140	$(30,252,508)

Notes to Financial Statements (Continued)

	Growth	Mid Cap	Sands Capital
	Opportunities	Growth	Emerging Markets
	Fund	Fund	Growth Fund
Tax cost of portfolio investments	$143,522,964	$974,462,773	$1,358,452,598
Gross unrealized appreciation on investments	29,451,740	172,571,208	152,389,097
Gross unrealized depreciation on investments	(10,145,993)	(104,465,527)	(214,152,730)
Net unrealized appreciation (depreciation) on investments	19,305,747	68,105,681	(61,763,633)
Gross unrealized appreciation on foreign currency transactions	—	—	10,101
Gross unrealized depreciation on foreign currency transactions	—	—	(40,287)
Net unrealized depreciation on foreign currency transactions	—	—	(30,186)
Qualified Late-Year Losses	(404,928)	(16,568,767)	(1,109,967)
Capital loss carryforwards	—	—	(49,799,817)
Undistributed capital gains	—	16,490,637	—
Distributable earnings (deficit)	$18,900,819	$68,027,551	$(112,703,603)

The difference between the tax cost of portfolio investments and the financial statement cost is primarily due to wash sale loss deferrals, trust preferred securities and investments in passive foreign investment company (“PFIC”) adjustments.

As of March 31, 2020, the Funds had the following capital loss carryforwards for federal income tax purposes:

	No Expiration	No Expiration
Fund	Short Term	Long Term	Total
Sands Capital Emerging Markets Growth Fund	$21,104,529	$28,695,288	$49,799,817

The capital loss carryforwards may be utilized in future years to offset net realized capital gains, if any, prior to distributing such gains to shareholders.

During the year ended March 31, 2020, the following Funds utilized capital loss carryforwards:

Fund	Utilized
Flexible Income Fund	$15,234,279

Under current laws, certain capital losses realized after October 31 and ordinary losses realized after December 31 may be deferred (and certain ordinary losses after October and/or December 31 may be deferred) and treated as occurring on the first day of the following fiscal year. For the year ended March 31, 2020, the Funds elected to defer the following losses:

	Realized	Ordinary
Fund	Capital Losses	Losses	Total
Global ESG Equity Fund	$28,211,789	$—	$28,211,789
Growth Opportunities Fund	404,928	—	404,928
Mid Cap Growth Fund	15,247,986	1,320,781	16,568,767
Sands Capital Emerging Markets Growth Fund	—	1,109,967	1,109,967

The Funds have analyzed their tax positions taken or to be taken on federal income tax returns for all open tax years (tax years ended March 31, 2017 through 2020) and have concluded that no provision for income tax is required in their financial statements.

Certain reclassifications, the result of permanent differences between financial statement and income tax reporting requirements, have been made to the components of capital as presented on the Statements of Assets and Liabilities. These reclassifications have no impact on the net assets or NAV per share of the Funds. The following reclassifications, which are primarily attributed to the tax treatment of net operating losses, acquired wash sales from mergers, in-kind distributions for shareholder redemptions, deemed distributions on shareholder redemptions have been made to the following Funds for the year ended March 31, 2020:

	Paid-In	Distributable
Fund	Capital	Earnings
Focused Fund	$6,871,143	$(6,871,143)
Growth Opportunities Fund	(6,795,128)	6,795,128
Mid Cap Growth Fund	8,294,985	(8,294,985)

7. Commitments and Contingencies

The Funds indemnify the Trust’s officers and Trustees for certain liabilities that might arise from their performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of representations

Notes to Financial Statements (Continued)

and warranties and which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds.

8. Principal Risks

Risks Associated with Foreign Investments — Some of the Funds may invest in the securities of foreign issuers. Investing in securities issued by companies whose principal business activities are outside the U.S. may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitations on the removal of funds or other assets of a Fund, political or financial instability or diplomatic and other developments which could affect such investments. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the U.S., and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker-dealers, and issuers than in the U.S.

Risks Associated with Sector Concentration — Certain Funds may invest a high percentage of their assets in specific sectors of the market in order to achieve a potentially greater investment return. As a result, these Funds may be more susceptible to economic, political, and regulatory developments in a particular sector of the market, positive or negative, and may experience increased volatility in the Funds’ NAVs and magnified effect on the total return.

Risks Associated with Credit — An issuer may be unable to make timely payments of either principal or interest. This may cause the issuer’s securities to decline in value. Credit risk is particularly relevant to those Funds that invest a significant amount of their assets in junk bonds or lower-rated securities.

Risks Associated with Interest Rate Changes — The price of debt securities is generally linked to the prevailing market interest rates. In general, when interest rates rise, the price of debt securities falls, and when interest rates fall, the price of debt securities rises. The price volatility of a debt security also depends on its maturity. Longer-term securities are generally more volatile, so the longer the average maturity or duration of these securities, the greater their price risk. Duration is a measure of the expected life, taking into account any prepayment or call features of the security, that is used to determine the price sensitivity of the security for a given change in interest rates. Specifically, duration is the change in the value of a fixed-income security that will result from a 1% change in interest rates, and generally is stated in years. For example, as a general rule a 1% rise in interest rates means a 1% fall in value for every year of duration. Maturity, on the other hand, is the date on which a fixed-income security becomes due for payment of principal. The negative impact on fixed income securities if interest rates increase as a result could negatively impact a Fund’s NAV.

Risks Associated with Health Crises — An outbreak of respiratory disease caused by a novel coronavirus was first detected in China in December 2019 and subsequently spread internationally. As of the date of issuance of these financial statements, this coronavirus has resulted in closing borders, enhanced health screenings, healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of this coronavirus may be short term or may last for an extended period of time and result in a substantial economic downturn. The impact of this outbreak, and other epidemics and pandemics that may arise in the future, could negatively affect the worldwide economy, as well as the economies of individual countries, individual companies and the market in general in significant and unforeseen ways. Any such impact could adversely affect a Fund’s performance, the performance of the securities in which a Fund invests and may lead to losses on your investment in a Fund.

Please see the Funds’ prospectus for a complete discussion of these and other risks.

9. Subsequent Events

Subsequent events occurring after the date of this report have been evaluated for potential impact to this report through the date the financial statements were issued. There were no subsequent events that necessitated recognition or disclosure in the Funds’ financial statements.

Report of Independent Registered Public Accounting Firm

To the Shareholders ofTouchstone Flexible Income Fund,Touchstone Focused Fund,Touchstone Global ESG Equity Fund (formerly known as Touchstone Sustainability and Impact Equity Fund), Touchstone Growth Opportunities Fund, Touchstone Mid Cap Growth Fund, and Touchstone Sands Capital Emerging Markets Growth Fund and the Board of Trustees of Touchstone Strategic Trust.

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Touchstone Flexible Income Fund, Touchstone Focused Fund, Touchstone Global ESG Equity Fund, Touchstone Growth Opportunities Fund, Touchstone Mid Cap Growth Fund, and Touchstone Sands Capital Emerging Markets Growth Fund (collectively referred to as the “Funds”) (six of the funds constituting theTouchstone StrategicTrust (the “Trust”)), including the portfolios of investments, as of March 31, 2020, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds (six of the funds constituting the Touchstone Strategic Trust) at March 31, 2020, the results of their operations, the changes in their net assets for each of the two years in the period then ended and their financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2020, by correspondence with the custodian, transfer agent, and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Touchstone Investments’ investment companies since 1999.

Cincinnati, Ohio

May 22, 2020

Other Items (Unaudited)

Qualified Dividend Income

Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentages of ordinary dividends paid during the fiscal year ended March 31, 2020 are designated as “qualified dividend income,” as defined in the Act, and are subject to reduced tax rates. The Funds intend to pass through the maximum allowable percentage for Form 1099 Div.

Flexible Income Fund	16.17%
Focused Fund	100.00%
Global ESG Equity Fund	100.00%
Growth Opportunities Fund	100.00%
Mid Cap Growth Fund	56.04%
Sands Capital Emerging Markets Growth Fund	56.21%

Dividend Received Deduction

For corporate shareholders, the following ordinary distributions paid during the current fiscal year ended March 31, 2020 qualify for the corporate dividends received deduction. The Funds intend to pass through the maximum allowable percentage.

Flexible Income Fund	15.64%
Focused Fund	100.00%
Global ESG Equity Fund	78.26%
Growth Opportunities Fund	100.00%
Mid Cap Growth Fund	52.51%

For the fiscal year ended March 31, 2020, the Funds designated long-term capital gains as follows:

Focused Fund	61,531,108
Global ESG Equity Fund	11,203,902
Growth Opportunities Fund	12,343,538
Mid Cap Growth Fund	77,620,227

Foreign Tax Income & Foreign Tax Credit

The Sands Capital Emerging Markets Growth Fund intends to pass through a foreign tax credit to their shareholders. For the fiscal year ended March 31, 2020, the total amount of foreign source income was $22,723,357 or $0.20 per share. The total amount of foreign taxes to be paid was $573,652 or $0.005 per share. Shareholders’ allocable share of the foreign tax credit will be reported on Form 1099 Div.

Proxy Voting Guidelines and Proxy Voting Records

The Sub-Advisors are responsible for exercising the voting rights associated with the securities purchased and held by the Funds. A description of the policies and procedures that the Sub-Advisors use in fulfilling this responsibility is available as an appendix to the most recent Statement of Additional Information, which can be obtained without charge by calling toll free 1.800.543.0407 or by visiting the Touchstone website at TouchstoneInvestments.com or on the Securities and Exchange Commission’s (the “Commission”) website sec.gov. Information regarding how those proxies were voted during the most recent twelve-month period ended June 30, which will be filed by August 31 of that year, is also available without charge by calling toll free 1.800.543.0407 or on the Commission’s website at sec.gov.

Quarterly Portfolio Disclosure

Each Fund’s holdings as of the end of the third month of every fiscal quarter will be disclosed on Form N-PORT within 60 days of the end of the fiscal quarter. The complete listing of each Fund’s portfolio holdings is available on the Commission’s website and will be made available to shareholders upon request by calling 1.800.543.0407.

Schedule of Shareholder Expenses

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) and (2) ongoing costs, including investment advisory fees; shareholder servicing fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

Other Items (Unaudited) (Continued)

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (October 1, 2019 through March 31, 2020).

Actual Expenses

The first line for each share class of a Fund in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Six Months Ended March 31, 2020” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of a Fund in the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table below is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

					Expenses
		Net Expense	Beginning	Ending	Paid During
		Ratio	Account	Account	the Six Months
		Annualized	Value	Value	Ended
		March 31,	October 1,	March 31,	March 31,
		2020	2019	2020	2020*
Touchstone Flexible Income Fund
Class A	Actual	1.04%	$1,000.00	$941.40	$5.05
Class A	Hypothetical	1.04%	$1,000.00	$1,019.80	$5.25
Class C	Actual	1.79%	$1,000.00	$937.10	$8.67
Class C	Hypothetical	1.79%	$1,000.00	$1,016.05	$9.02
Class Y	Actual	0.79%	$1,000.00	$941.80	$3.84
Class Y	Hypothetical	0.79%	$1,000.00	$1,021.05	$3.99
Institutional Class	Actual	0.69%	$1,000.00	$942.20	$3.35
Institutional Class	Hypothetical	0.69%	$1,000.00	$1,021.55	$3.49
Touchstone Focused Fund
Class A	Actual	1.20%	$1,000.00	$898.10	$5.69
Class A	Hypothetical	1.20%	$1,000.00	$1,019.00	$6.06
Class C	Actual	1.95%	$1,000.00	$894.90	$9.24
Class C	Hypothetical	1.95%	$1,000.00	$1,015.25	$9.82
Class Y	Actual	0.90%	$1,000.00	$899.50	$4.27
Class Y	Hypothetical	0.90%	$1,000.00	$1,020.50	$4.55
Institutional Class	Actual	0.83%	$1,000.00	$899.80	$3.94
Institutional Class	Hypothetical	0.83%	$1,000.00	$1,020.85	$4.19
Touchstone Global ESG Equity Fund
Class A	Actual	1.17%	$1,000.00	$841.10	$5.39
Class A	Hypothetical	1.17%	$1,000.00	$1,019.15	$5.91
Class C	Actual	1.99%	$1,000.00	$837.50	$9.14
Class C	Hypothetical	1.99%	$1,000.00	$1,015.05	$10.02
Class Y	Actual	0.90%	$1,000.00	$841.90	$4.14
Class Y	Hypothetical	0.90%	$1,000.00	$1,020.50	$4.55
Institutional Class	Actual	0.89%	$1,000.00	$842.00	$4.10
Institutional Class	Hypothetical	0.89%	$1,000.00	$1,020.55	$4.50
Touchstone Growth Opportunities Fund
Class A	Actual	1.24%	$1,000.00	$950.70	$6.05
Class A	Hypothetical	1.24%	$1,000.00	$1,018.80	$6.26
Class C	Actual	1.99%	$1,000.00	$947.30	$9.69
Class C	Hypothetical	1.99%	$1,000.00	$1,015.05	$10.02
Class Y	Actual	0.99%	$1,000.00	$952.00	$4.83
Class Y	Hypothetical	0.99%	$1,000.00	$1,020.05	$5.00
Institutional Class	Actual	0.89%	$1,000.00	$952.40	$4.34

Other Items (Unaudited) (Continued)

					Expenses
		Net Expense	Beginning	Ending	Paid During
		Ratio	Account	Account	the Six Months
		Annualized	Value	Value	Ended
		March 31,	October 1,	March 31,	March 31,
		2020	2019	2020	2020*
Institutional Class	Hypothetical	0.89%	$1,000.00	$1,020.55	$4.50
Touchstone Mid Cap Growth Fund
Class A	Actual	1.25%	$1,000.00	$864.90	$5.83
Class A	Hypothetical	1.25%	$1,000.00	$1,018.75	$6.31
Class C	Actual	2.00%	$1,000.00	$861.60	$9.31
Class C	Hypothetical	2.00%	$1,000.00	$1,015.00	$10.08
Class Y	Actual	0.87%	$1,000.00	$865.70	$4.06
Class Y	Hypothetical	0.87%	$1,000.00	$1,020.65	$4.39
Institutional Class	Actual	0.93%	$1,000.00	$866.40	$4.34
Institutional Class	Hypothetical	0.93%	$1,000.00	$1,020.35	$4.70
Class R6(A)	Actual	0.89%	$1,000.00	$736.80	$1.06
Class R6	Hypothetical	0.89%	$1,000.00	$1,020.55	$4.50
Touchstone Sands Capital Emerging Markets Growth Fund
Class A	Actual	1.60%	$1,000.00	$882.80	$7.53
Class A	Hypothetical	1.60%	$1,000.00	$1,017.00	$8.07
Class C	Actual	2.35%	$1,000.00	$879.40	$11.04
Class C	Hypothetical	2.35%	$1,000.00	$1,013.25	$11.83
Class Y	Actual	1.35%	$1,000.00	$883.80	$6.36
Class Y	Hypothetical	1.35%	$1,000.00	$1,018.25	$6.81
Institutional Class	Actual	1.25%	$1,000.00	$884.00	$5.89
Institutional Class	Hypothetical	1.25%	$1,000.00	$1,018.75	$6.31

(A)	Represents the period from commencement of operations (February 10, 2020) through March 31, 2020. Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 50/366.
*	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/366 (to reflect one-half year period).

Advisory and Sub-Advisory Agreement Approval Disclosure

At a meeting held on November 21, 2019, the Board of Trustees (the “Board” or “Trustees”) of the Touchstone Strategic Trust (the “Trust”), and by a separate vote, the IndependentTrustees of theTrust, approved the continuance of the Investment Advisory Agreement between the Trust and the Advisor with respect to each Fund of the Trust, and the continuance of the Sub-Advisory Agreement between the Advisor and each Fund’s respective Sub-Advisor.

In determining whether to approve the continuation of the Investment Advisory Agreement and the Sub-Advisory Agreements, the Advisor furnished information necessary for a majority of the IndependentTrustees to make the determination that the continuance of the Investment Advisory Agreement and each Sub-Advisory Agreement was in the best interests of the respective Funds and their shareholders. The information provided to the Board included: (1) industry data comparing advisory fees and total expense ratios of comparable funds; (2) comparative performance information; (3) the Advisor’s and its affiliates’ revenues and costs of providing services to the Funds; and (4) information about the Advisor’s and Sub-Advisors’ personnel. Prior to voting, the IndependentTrustees reviewed the proposed continuance of the Investment Advisory Agreement and the Sub-Advisory Agreements with management and experienced independent legal counsel and received materials from such counsel discussing the legal standards for their consideration of the proposed continuation of the Investment Advisory Agreement and each Sub-Advisory Agreement. The Independent Trustees also reviewed the proposed continuation of the Investment Advisory Agreement and each Sub-Advisory Agreement with independent legal counsel in private sessions at which no representatives of management were present.

In approving the Funds’ Investment Advisory Agreement, the Board considered various factors, among them: (1) the nature, extent and quality of services provided to the Funds, including the personnel providing such services; (2) the Advisor’s compensation and profitability; (3) a comparison of fees and performance with comparable funds; (4) economies of scale; and (5) the terms of the Investment Advisory Agreement. The Board’s analysis of these factors is set forth below. The Independent Trustees were advised by independent legal counsel throughout the process.

Nature, Extent and Quality of Services Provided; Investment Personnel. The Board considered the level and depth of knowledge of the Advisor, including the professional experience and qualifications of senior personnel. In evaluating the quality of services provided by the Advisor, the Board took into account its familiarity with the Advisor’s senior management through Board meetings, discussions and reports during the preceding year. The Board also took into account the Advisor’s compliance policies and procedures. The quality of administrative and other services, including the Advisor’s role in coordinating the activities of the Funds’ other service

Other Items (Unaudited) (Continued)

providers, was also considered. The Board also considered the Advisor’s relationship with its affiliates and the resources available to them, as well as any potential conflicts of interest.

The Board discussed the Advisor’s effectiveness in monitoring the performance of each Sub-Advisor, including the Sub-Advisor that was an affiliate of the Advisor, and the Advisor’s timeliness in responding to performance issues. The Board considered the Advisor’s process for monitoring each of the Sub-Advisors, which includes an examination of both qualitative and quantitative elements of the Sub-Advisor’s organization, personnel, procedures, investment discipline, infrastructure and performance. The Board considered that the Advisor conducts periodic compliance due diligence of each Sub-Advisor, during which the Advisor examines a wide variety of factors, such as the financial condition of the Sub-Advisor, the quality of the Sub-Advisor’s systems, the effectiveness of the Sub-Advisor’s disaster recovery programs, trade allocation and execution procedures, compliance with the Sub-Advisor’s policies and procedures, results of regulatory examinations and any other factors that might affect the quality of services that the Sub-Advisor provides to the applicable Fund(s). The Board noted that the Advisor’s compliance monitoring processes also include quarterly reviews of compliance certifications, and that any issues arising from such certifications and the Advisor’s compliance visits to the Sub-Advisors are reported to the Board.

The Trustees concluded that they were satisfied with the nature, extent and quality of services provided to each Fund by the Advisor under the Investment Advisory Agreement.

Advisor’s Compensation and Profitability. The Board took into consideration the financial condition and profitability of the Advisor and its affiliates (including the Sub-Advisor to one of the Funds) and the direct and indirect benefits derived by the Advisor and its affiliates from the Advisor’s relationship with the Funds. The information considered by the Board included operating profit margin information for the Advisor’s business as a whole. The Board noted that the Advisor had waived a portion of advisory fees and administrative fees and/or reimbursed expenses in order to limit all but one of the Fund’s net operating expenses. The Board also noted that the Advisor pays the Sub-Advisors’ sub-advisory fees out of the advisory fees the Advisor receives from the Funds. The Board reviewed the profitability of the Advisor’s relationship with the Funds both before and after tax expenses, and also considered whether the Advisor has the financial wherewithal to continue to provide services to the Funds, noting the ongoing commitment of the Advisor’s parent company with respect to providing support and resources as needed. The Board considered that the Funds’ distributor, an affiliate of the Advisor, receives Rule 12b-1 distribution fees from the Funds and receives a portion of the sales charges on sales or redemptions of certain classes of shares. The Board also noted that the Advisor derives benefits to its reputation and other benefits from its association with the Funds.

The Board recognized that the Advisor should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to each Fund and the entrepreneurial risk that it assumes as Advisor. Based upon their review, the Trustees concluded that the Advisor’s and its affiliates’ level of profitability, if any, from their relationship with each Fund was reasonable and not excessive.

Expenses and Performance. The Board compared the respective advisory fees and total expense ratios for each of the Funds with various comparative data, including the median and average advisory fees and total expense ratios of each Fund’s respective peer group. The Board also considered, among other data, the Funds’ respective performance results during the six-month, twelve-month, and thirty-six-month periods ended September 30, 2019 and noted that the Board reviews on a quarterly basis detailed information about each Fund’s performance results, portfolio composition and investment strategies. The Board also took into account current market conditions and their effect on the Funds’ performance.

The Board also considered the effect of each Fund’s growth and size on its performance and expenses. The Board noted that the Advisor had waived a portion of the fees and/or reimbursed expenses of all of the Funds in order to reduce such Funds’ respective operating expenses to targeted levels. The Board noted that the sub-advisory fees under the Sub-Advisory Agreement with respect to each Fund were paid by the Advisor out of the advisory fees it receives from the Fund and considered the impact of such sub-advisory fees on the profitability of the Advisor. In reviewing the respective expense ratios and performance of each of the Funds, the Board also took into account the nature, extent and quality of the services provided to the Funds by the Advisor and its affiliates.

The Board considered, among other data, the specific factors and related conclusions set forth below with respect to each Fund:

Touchstone Flexible Income Fund.The Fund’s advisory fee and total expense ratio (net of applicable expense waivers and reimbursements) were at the median and above the median, respectively, of its peer group. The Board noted that the Advisor was waiving a portion of the Fund’s fees and/or reimbursing a portion of the Fund’s operating expenses. The Fund’s performance for the six-month period ended September 30, 2019 was in the 5th quintile of its peer group, while the Fund’s performance for the twelve- and thirty-six-month periods ended September 30, 2019 was in the 4th quintile of its peer group. The Board noted management’s discussion of the Fund’s performance. Based upon their review, the Trustees concluded that the overall performance of the Fund was satisfactory relative to the performance of funds with similar investment objectives and relevant indices, and that the advisory fee was reasonable in light of the services received by the Fund from the Advisor and the other factors considered.

Other Items (Unaudited) (Continued)

Touchstone Focused Fund. The Fund’s advisory fee and total expense ratio (net of applicable expense waivers and reimbursements) were at the median and above the median, respectively, of its peer group. The Board noted that the Advisor was waiving a portion of the Fund’s fees and/or reimbursing a portion of the Fund’s operating expenses. The Fund’s performance for the six-, twelve- and thirty-six-month periods ended September 30, 2019 was in the 5th quintile of its peer group. The Board noted management’s discussion of the Fund’s performance. Based upon their review, the Trustees concluded that the overall performance of the Fund was satisfactory relative to the performance of funds with similar investment objectives and relevant indices, and that the advisory fee was reasonable in light of the services received by the Fund from the Advisor and the other factors considered.

Touchstone Global ESG Equity Fund. The Fund’s advisory fee and total expense ratio (net of applicable expense waivers and reimbursements) were each below the median of its peer group. The Board noted that the Advisor was waiving a portion of the Fund’s fees and/or reimbursing a portion of the Fund’s operating expenses. The Fund’s performance for the six- and thirty-six-month periods ended September 30, 2019 was in the 3rd quintile of its peer group, while the Fund’s performance for the twelve-month period ended September 30, 2019 was in the 5th quintile of its peer group. The Board noted management’s discussion of the Fund’s performance. Based upon their review, the Trustees concluded that the overall performance of the Fund was satisfactory relative to the performance of funds with similar investment objectives and relevant indices, and that the advisory fee was reasonable in light of the services received by the Fund from the Advisor and the other factors considered.

Touchstone Growth Opportunities Fund. The Fund’s advisory fee and total expense ratio (net of applicable expense waivers and reimbursements) were above the median and at the median, respectively, of its peer group. The Board noted that the Advisor was waiving a portion of the Fund’s fees and/or reimbursing a portion of the Fund’s operating expenses. The Fund’s performance for the six- and twelve-month periods ended September 30, 2019 was in the 2nd quintile of its peer group, while the Fund’s performance for the thirty-six-month period ended September 30, 2019 was in the 3rd quintile of its peer group. Based upon their review, the Trustees concluded that the overall performance of the Fund was satisfactory relative to the performance of funds with similar investment objectives and relevant indices, and that the advisory fee was reasonable in light of the services received by the Fund from the Advisor and the other factors considered.

Touchstone Mid Cap Growth Fund.The Fund’s advisory fee and total expense ratio (net of applicable expense waivers and reimbursements) were below the median and above the median, respectively, of its peer group. The Board noted that the Advisor was waiving a portion of the Fund’s fees and/or reimbursing a portion of the Fund’s operating expenses. The Fund’s performance for the six- and thirty-six-month periods ended September 30, 2019 was in the 2nd quintile of its peer group, while the Fund’s performance for the twelve-month period ended September 30, 2019 was in the 1st quintile of its peer group. Based upon their review, the Trustees concluded that the overall performance of the Fund was satisfactory relative to the performance of funds with similar investment objectives and relevant indices, and that the advisory fee was reasonable in light of the services received by the Fund from the Advisor and the other factors considered.

Touchstone Sands Capital Emerging Markets Growth Fund. The Fund’s advisory fee and total expense ratio (net of applicable expense waivers and reimbursements) were each above the median of its peer group. The Board noted that the Advisor was waiving a portion of the Fund’s fees and/or reimbursing a portion of the Fund’s operating expenses. The Fund’s performance for the six-month period ended September 30, 2019 was in the 2nd quintile of its peer group, while the Fund’s performance for the twelve- and thirty-six-month periods ended September 30, 2019 was in the 1st quintile of its peer group. Based upon their review, the Trustees concluded that the overall performance of the Fund was satisfactory relative to the performance of funds with similar investment objectives and relevant indices, and that the advisory fee was reasonable in light of the services received by the Fund from the Advisor and the other factors considered.

Economies of Scale. The Board considered the effect of each Fund’s current size and potential growth on its performance and expenses. The Board took into account management’s discussion of the Funds’ advisory fee structure. The Board considered the effective advisory fees under the Investment Advisory Agreement as a percentage of assets at different asset levels and possible economies of scale that might be realized if the assets of each Fund increase. The Board noted that the advisory fee schedule for each Fund, except the Touchstone Sands Capital Emerging Markets Growth Fund, contains breakpoints that would reduce the respective advisory fee rate on assets above specified levels as the applicable Fund’s assets increased and considered the necessity of adding breakpoints with respect to the Touchstone Sands Capital Emerging Markets Growth Fund. The Board determined that adding breakpoints at specified levels to the advisory fee schedule of theTouchstone Sands Capital Emerging Markets Growth Fund would not be appropriate at this time. The Board noted that if a Fund’s assets increase over time, the Fund might realize other economies of scale if assets increase proportionally more than certain other expenses. The Board also considered the fact that, under the Investment Advisory Agreement, the Advisor pays sub-advisory fees to each Sub-Advisor from its Advisory Fee.

Conclusion. In considering the renewal of the Funds’ Investment Advisory Agreement, the Board, including the IndependentTrustees, did not identify any single factor as controlling, and each Trustee may have attributed different weights to the various factors. The Trustees evaluated all information available to them on a Fund-by-Fund basis, and their determinations were made separately with respect to each Fund. The Board reached the following conclusions regarding the Funds’ Investment Advisory Agreement with the Advisor, among others: (a) the Advisor demonstrated that it possesses the capability and resources to perform the duties required

Other Items (Unaudited) (Continued)

of it under the Investment Advisory Agreement; (b) the Advisor maintains an appropriate compliance program; (c) the overall performance of each Fund is satisfactory relative to the performance of funds with similar investment objectives and relevant indices; and (d) each Fund’s advisory fee is reasonable in light of the services received by the Fund from the Advisor and other factors considered. Based on their conclusions, theTrustees determined with respect to each Fund that continuation of the Investment Advisory Agreement was in the best interests of the Fund and its shareholders.

In approving the Funds’ respective Sub-Advisory Agreements, the Board considered various factors with respect to each Fund and the applicable Sub-Advisory Agreement, among them: (1) the nature, extent and quality of services provided to the Fund, including the personnel providing such services; (2) the Sub-Advisor’s compensation; (3) a comparison of the sub-advisory fee and performance with comparable funds; and (4) the terms of the Sub-Advisory Agreement. The Board’s analysis of these factors is set forth below. The Independent Trustees were advised by independent legal counsel throughout the process.

Nature, Extent and Quality of Services Provided; Investment Personnel. The Board considered information provided by the Advisor regarding the services provided by each Sub-Advisor, including information presented periodically throughout the previous year. The Board noted the affiliation of one of the Sub-Advisors with the Advisor, noting any potential conflicts of interest. The Board also noted that, on a periodic basis, the Board meets with portfolio managers of the Sub-Advisors to discuss their respective performance and investment processes and strategies. The Board considered each Sub-Advisor’s level of knowledge and investment style. The Board reviewed the experience and credentials of the applicable investment personnel who are responsible for managing the investment of portfolio securities with respect to the Funds. The Board also noted each Sub-Advisor’s brokerage practices.

Sub-Advisor’s Compensation, Profitability and Economies of Scale. The Board also took into consideration the financial condition of each Sub-Advisor and any indirect benefits derived by each Sub-Advisor and its affiliates from the Sub-Advisor’s relationship with the Funds. In considering the profitability to each Sub-Advisor of its relationship with the Funds, the Board noted the undertaking of the Advisor to maintain expense limitations for the Funds and also noted that the sub-advisory fees under the Sub-Advisory Agreements were paid by the Advisor out of the advisory fees that it receives under the Investment Advisory Agreement and in addition, with respect to the unaffiliated Sub-Advisors, are negotiated at arm’s-length. As a consequence, the profitability to each Sub-Advisor of its relationship with a Fund was not a substantial factor in the Board’s deliberations. For similar reasons, the Board did not consider the potential economies of scale in each Sub-Advisor’s management of the applicable Fund to be a substantial factor in its consideration, although the Board noted that, with the exception of the Touchstone Sands Capital Emerging Markets Growth Fund, the sub-advisory fee schedule for all of the Funds contained breakpoints that would reduce the sub-advisory fee rate on assets above specified levels as the applicable Fund’s assets increased.

Sub-Advisory Fees and Fund Performance. The Board considered that each Fund pays an advisory fee to the Advisor and that the Advisor pays the sub-advisory fee to the Sub-Advisor out of the advisory fee it receives from the respective Fund. The Board also compared the sub-advisory fees paid by the Advisor to fees charged by the Sub-Advisor to manage comparable institutional separate accounts. The Board considered the amount retained by the Advisor and the sub-advisory fee paid to each Sub-Advisor with respect to the various services provided by the Advisor and the Sub-Advisor. The Board also noted that the Advisor negotiated the sub-advisory fee with each of the unaffiliated Sub-Advisors at arm’s-length. The Board reviewed the sub-advisory fee for each Fund in relation to various comparative data, including the median and average sub-advisory fees of each Fund’s peer group, and considered the following information:

Touchstone Flexible Income Fund. The Fund’s sub-advisory fee was above the median of its peer group. Based upon their review, the Trustees concluded that the sub-advisory fee was reasonable in light of the services received by the Fund from the Sub-Advisor and the other factors considered.

Touchstone Focused Fund. The Fund’s sub-advisory fee was above the median of its peer group. Based upon their review, the Trustees concluded that the sub-advisory fee was reasonable in light of the services received by the Fund from the Sub-Advisor and the other factors considered.

Touchstone Global ESG Equity Fund. The Fund’s sub-advisory fee was at the median of its peer group. Based upon their review, the Trustees concluded that the sub-advisory fee was reasonable in light of the services received by the Fund from the Sub-Advisor and the other factors considered.

Touchstone Growth Opportunities Fund. The Fund’s sub-advisory fee was above the median of its peer group. Based upon their review, theTrustees concluded that the sub-advisory fee was reasonable in light of the services received by the Fund from the Sub-Advisor and the other factors considered.

Touchstone Mid Cap Growth Fund. The Fund’s sub-advisory fee was at the median of its peer group. Based upon their review, the Trustees concluded that the sub-advisory fee was reasonable in light of the services received by the Fund from the Sub-Advisor and the other factors considered.

Other Items (Unaudited) (Continued)

Touchstone Sands Capital Emerging Markets Growth Fund. The Fund’s sub-advisory fee was above the median of its peer group. Based upon their review, the Trustees concluded that the sub-advisory fee was reasonable in light of the services received by the Fund from the Sub-Advisor and the other factors considered.

As noted above, the Board considered each Fund’s performance during the six-month, twelve-month, and thirty-six-month periods ended September 30, 2019 as compared to each Fund’s peer group and noted that the Board reviews on a quarterly basis detailed information about each Fund’s performance results, portfolio composition and investment strategies. The Board noted the Advisor’s expertise and resources in monitoring the performance, investment style and risk-adjusted performance of each Sub-Advisor. The Board also was mindful of the Advisor’s ongoing monitoring of each Sub-Advisor’s performance and the measures undertaken by the Advisor to address any underperformance.

Conclusion. In considering the renewal of the Sub-Advisory Agreement with respect to each Fund, the Board, including the Independent Trustees, did not identify any single factor as controlling, and each Trustee may have attributed different weights to the various factors. The Board reached the following conclusions regarding each Sub-Advisory Agreement, among others: (a) the Sub-Advisor is qualified to manage each Fund’s assets in accordance with the Fund’s investment goals and policies; (b) the Sub-Advisor maintains an appropriate compliance program; (c) the overall performance of each Fund is satisfactory relative to the performance of funds with similar investment objectives and relevant indices; (d) each Fund’s sub-advisory fees are reasonable in light of the services received by the Fund from the Sub-Advisor and the other factors considered; and (e) the Sub-Advisor’s investment strategies are appropriate for pursuing the investment goals of each Fund. Based on its conclusions, the Board determined that approval of the Sub-Advisory Agreement with respect to each Fund was in the best interests of the Fund and its shareholders.

Management of the Trust (Unaudited)

Listed below is required information regarding the Trustees and principal officers of the Trust. The Trust’s Statement of Additional Information includes additional information about theTrustees and is available, without charge, upon request by calling 1.800.543.0407 or by visiting the Touchstone website at TouchstoneInvestments.com.

Interested Trustee1:

Number
of Funds
Overseen
		Term of		in the
Name	Position(s)	Office And		Touchstone	Other
Address	Held with	Length of	Principal Occupation(s)	Fund	Directorships
Year of Birth	Trust	Time Served	During Past 5 Years	Complex[2]	Held During the Past 5 Years[3]
Jill T. McGruder Touchstone Advisors, Inc. 303 Broadway Suite 1100 Cincinnati, Ohio 45202 Year of Birth: 1955	Trustee and President	Until retirement at age 75 or until she resigns or is removed Trustee since 1999	President, Director and CEO of IFS Financial Services, Inc. (a holding company) since 1999; and Senior Vice President and Chief Marketing Officer of Western & Southern Financial Group, Inc. (a financial services company) since 2016.	40	Director, Integrity Life Insurance Co. and National Integrity Life Insurance Co. since 2005;Director, Touchstone Securities (the Distributor) since 1999; Director, Touchstone Advisors (the Advisor) since 1999;Director, W&S Brokerage Services, Inc. since 1999; Director, W&S Financial Group Distributors, Inc. since 1999; Director,Insurance Profillment Solutions LLC since 2014; Director, Columbus Life Insurance Co. since 2016; Director,The Lafayette Life Insurance Co. since 2016; Director, Gerber Life Insurance Company since 2019; Director,Western & Southern Agency, Inc. since 2018; and Director, LL Global, Inc. (not-for-profit trade organization with operating divisions LIMRA and LOMA) since 2016.

Independent Trustees:

Karen Carnahan c/o Touchstone Advisors, Inc. 303 Broadway Suite 1100 Cincinnati, Ohio 45202 Year of Birth: 1954	Trustee	Until retirement at age 75 or until she resigns or is removed Trustee since 2019	Retired; formerly Chief Operating Officer of Shred-it (a business services company) from 2014 to 2015; formerly President & Chief Operating Officer of the document management division of Cintas Corporation (a business services company) from 2008 to 2014.	40	Director, Cintas Corporation since 2019; Director, Boys & Girls Club of West Chester/Liberty since 2016; and Board of Advisors, Best Upon Request since 2020.

Phillip R. Cox c/o Touchstone Advisors, Inc. 303 Broadway Suite 1100 Cincinnati, Ohio 45202 Year of Birth: 1947	Trustee	Until retirement at age 75 or until he resigns or is removed Trustee since 1999	President and CEO of Cox Financial Corp. (a financial services company) since 1971.	40	Director, Cincinnati Bell from 1994 to 2019; Director, Bethesda
Inc. (hospital) since 2005; Director, Timken Co. (manufacturing)
from 2004 to 2014; Director, TimkenSteel from 2014 to 2019;
Director, Diebold, Inc. (technology solutions) since 2004; and
Director, Ohio Business Alliance for Higher Education and the
					Economy since 2005.

William C. Gale c/o Touchstone Advisors, Inc. 303 Broadway Suite 1100 Cincinnati, Ohio 45202	Trustee	Until retirement at age 75 or until he resigns or is removed Trustee since	Retired; formerly Senior Vice President and Chief Financial Officer of Cintas Corporation (a business services company) from 1995 to 2015.	40	None.
Year of Birth: 1952		2013

Susan J. Hickenlooper, CFA c/o Touchstone Advisors, Inc.	Trustee	Until retirement at age 75 or until	Retired from investment management.	40	Trustee, Episcopal Diocese of Southern Ohio from 2014 to 2018.
303 Broadway Suite 1100 Cincinnati, Ohio 45202 Year of Birth: 1946		she resigns or is removed Trustee since 2009

Kevin A. Robie c/o Touchstone Advisors, Inc. 303 Broadway Suite 1100 Cincinnati, Ohio 45202 Year of Birth: 1956	Trustee	Until retirement at age 75 or until he resigns or is removed Trustee since 2013	Retired; formerly Vice President of Portfolio Management at Soin LLC (private multinational holding company and family office) from 2004 to 2020.	40	Director, SaverSystems, Inc. since 2015; Director, Buckeye
EcoCare, Inc. from 2013 to 2018; Director, Turner Property
Services Group, Inc. since 2017; Trustee, Dayton Region New
Market Fund, LLC (private fund) since 2010; and Trustee,
Entrepreneurs Center, Inc. (business incubator) since 2006.

Management of the Trust (Unaudited) (Continued)

Independent Trustees (Continued):

Number
of Funds
		Term of		Overseen
Name	Position(s)	Office And		in the	Touchstone Other
Address	Held with	Length of	Principal Occupation(s)	Fund	Directorships
Year of Birth	Trust	Time Served	During Past 5 Years	Complex[2]	Held During the Past 5 Years[3]
William H. Zimmer III c/o Touchstone Advisors, Inc. 303 Broadway Suite 1100 Cincinnati, Ohio 45202	Trustee	Until retirement at age 75 or until he resigns or is removed Trustee since	Independent Treasury Consultant since 2014.	40	Director, Deaconess Associations, Inc. (healthcare) since 2001;
Trustee, Huntington Funds (mutual funds) from 2006 to 2015;
and Director, National Association of Corporate Treasurers from
2011 to 2015.

Year of Birth: 1953		2019

[1]	Ms. McGruder, as a director of the Advisor and the Distributor, and an officer of affiliates of the Advisor and the Distributor, is an “interested person” of the Trust within the meaning of Section 2(a)(19) of the 1940 Act.
[2]	As of March 31, 2020, the Touchstone Fund Complex consisted of 19 series of the Trust, 13 series of Touchstone Funds Group Trust, 1 series of Touchstone Institutional Funds Trust, and 7 variable annuity series of Touchstone Variable Series Trust.

3 Each Trustee is also a Trustee of Touchstone Funds Group Trust, Touchstone Institutional Funds Trust, and Touchstone Variable Series Trust.

Principal Officers:

Name	Position(s)
Address	Held with	Term of Office and	Principal Occupation(s)
Year of Birth	Trust[1]	Length of Time Served	During Past 5 Years
Jill T. McGruder Touchstone Advisors, Inc. 303 Broadway Suite 1100 Cincinnati, Ohio 45202 Year of Birth: 1955	President and Trustee	Until resignation, removal or disqualification President since 2006	See biography above.

Steven M. Graziano Touchstone Advisors, Inc. 303 Broadway Suite 1100 Cincinnati, Ohio 45202 Year of Birth: 1954	Vice President	Until resignation, removal or disqualification Vice President since 2009	President of Touchstone Advisors, Inc.

Timothy D. Paulin Touchstone Advisors, Inc.	Vice President	Until resignation, removal or disqualification Vice President since 2010	Senior Vice President of Investment Research and Product Management of Touchstone Advisors, Inc.
303 Broadway Suite 1100
Cincinnati, Ohio 45202
Year of Birth: 1963

Timothy S. Stearns Touchstone Advisors, Inc. 303 Broadway Suite 1100 Cincinnati, Ohio 45202 Year of Birth: 1963	Chief Compliance Officer	Until resignation, removal or disqualification Chief Compliance Officer since 2013	Chief Compliance Officer of Touchstone Advisors, Inc.

Terrie A. Wiedenheft Touchstone Advisors, Inc. 303 Broadway Suite 1100 Cincinnati, Ohio 45202 Year of Birth: 1962	Controller and Treasurer	Until resignation, removal or disqualification Controller and Treasurer since 2006	Senior Vice President, Chief Financial Officer and Chief Operations Officer, of IFS Financial Services, Inc. (a holding company).

Meredyth A. Whitford Western & Southern Financial Group 400 Broadway Cincinnati, Ohio 45202	Secretary	Until resignation, removal or disqualification Secretary since 2018	Counsel - Securities/Mutual Funds of Western & Southern
Financial Group (since 2015); Associate at Morgan Lewis &
Bockius LLP (law firm) (2014 to 2015); Associate at
Bingham McCutchen LLP (law firm) (2008 to 2014.)

Year of Birth: 1981

1 Each officer also holds the same office with Touchstone Funds Group Trust, Touchstone Institutional Funds Trust, and Touchstone Variable Series Trust.

PRIVACY PROTECTION POLICY

We Respect Your Privacy

Thank you for your decision to invest with us. Touchstone and its affiliates have always placed a high value on the trust and confidence our clients place in us. We believe that confidence must be earned and validated through time. In today’s world, when technology allows the sharing of information at light speeds, trust must be reinforced by our sincere pledge to take the steps necessary to ensure that the information you share with us is treated with respect and confidentiality.

Our Pledge to Our Clients

•	We collect only the information we need to service your account and administer our business.

•	We are committed to keeping your information confidential and we place strict limits and controls on the use and sharing of your information.

•	We make every effort to ensure the accuracy of your information.

We Collect the Following Nonpublic Personal Information About You:

•	Information we receive from you on or in applications or other forms, correspondence, or conversations, including, but not limited to, your name, address, phone number, social security number, assets, income and date of birth; and

•	Information about your transactions with us, our affiliates, or others, including, but not limited to, your account number and balance, payment history, parties to transactions, cost basis information, and other financial information.

Categories of Information We Disclose and Parties to Whom We Disclose

We do not disclose any nonpublic personal information about our current or former clients to nonaffiliated third parties, except as required or permitted by law.

We Place Strict Limits and Controls on the Use and Sharing of Your Information

•	We restrict access to nonpublic personal information about you to authorized employees who need the information to administer your business.

•	We maintain physical, electronic and procedural safeguards that comply with federal standards to protect this information.

•	We do not disclose any nonpublic personal information about our current or former clients to anyone, except as required or permitted by law or as described in this document.

•	We will not sell your personal information to anyone.

We May Provide Information to Service Your Account

Sometimes it is necessary to provide information about you to various companies such as transfer agents, custodians, broker-dealers and marketing service firms to facilitate the servicing of your account. These organizations have a legitimate business need to see some of your personal information in order for us to provide service to you. We may disclose to these various companies the information that we collect as described above. We require that these companies, including our own subsidiaries and affiliates, strictly maintain the confidentiality of this information and abide by all applicable laws. Companies within our corporate family that may receive this information are financial service providers and insurance companies. We do not permit these associated companies to sell the information for their own purposes, and we never sell our customer information.

This policy is applicable to the following affiliated companies: Touchstone Funds Group Trust, Touchstone Strategic Trust, Touchstone Variable Series Trust, Touchstone Institutional Funds Trust, Touchstone Securities, Inc.,* and W&S Brokerage Services, Inc.

* Touchstone Securities, Inc. serves as the underwriter to the Touchstone Funds.

A Member of Western & Southern Financial Group®

The Privacy Protection Policy is not part of the Annual Report.

800.638.8194 .. TouchstoneInvestments.com

Touchstone Investments

Distributor

Touchstone Securities,
Inc.* 303 Broadway

Cincinnati,
Ohio 45202-4203 800.638.8194
www.touchstoneinvestments.com

Investment Advisor

Touchstone Advisors, Inc.*

303 Broadway

Cincinnati, Ohio 45202-4203

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

4400 Computer Drive

Westborough, Massachusetts 01581

Shareholder Service

800.543.0407

* A Member of Western & Southern Financial Group

TSF-54-TST-AR-2003

Item 2. Code of Ethics.

(a)	The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)	There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)	The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

(e)	Not applicable.

(f)	A copy of the code of ethics is attached hereto as Exhibit 13(a)(1).

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that the registrant has at least one audit committee financial expert serving on its audit committee. Mr. William Gale is the registrant’s audit committee financial expert and is an independent trustee within the meaning of the Investment Company Act of 1940, as amended (the “1940 Act”).

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)	Audit fees for Touchstone Strategic Trust (March Funds) totaled $116,800 and $109,000 for the fiscal years ended March 31, 2020 and March 31, 2019, respectively, including fees associated with the annual audits and filings of Form N-1A and Form N-CEN.

Audit-Related Fees

(b)	The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item are $4,000 and $4,000 for the fiscal years ended March 31, 2020 and March 31, 2019 respectively. The fees for 2020 and 2019 relate to the review of Form N-1A filings.

Tax Fees

(c)	The Fees for tax compliance services totaled $62,045 and $85,723 for the fiscal years ended March 31, 2020 and March 31, 2019, respectively. The fees relate to the preparation of federal income and excise tax returns, review of capital gains distribution calculations and tax agent services.

All Other Fees

(d)	The aggregate fees billed for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $20,756 and $20,845 for the fiscal years ended March 31, 2020 and March 31, 2019, respectively. The fees relate to the PFIC Analyzer and Global Withholding Tax Reporter subscriptions.

(e)(1)	Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

The Audit Committee’s pre-approval policies describe the types of audit, audit-related, tax and other services that have the general pre-approval of the Audit Committee.  The pre-approval policies provide that annual audit service fees, tax services not specifically granted pre-approval, services exceeding pre-approved cost levels and other services that have not received general pre-approval will be subject to specific pre-approval by the Audit Committee.  The pre-approval policies further provide that the Committee may grant general pre-approval to other audit services (statutory audits and services associated with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings), audit-related services (accounting consultations related to accounting, financial reporting or disclosure matters not classified as “audit services,” assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities, agreed-upon or expanded audit procedures related to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters and assistance with internal control reporting requirements Form N-CSR), tax services that have historically been provided by the auditor that the Committee believes would not impair the independence of the auditor and are consistent with the SEC’s rules on auditor independence and permissible non-audit services classified as “all other services” that are routine and recurring services.

(e)(2)	All of the services described in paragraphs (b) through (d) of Item 4 were approved by the Audit Committee.

(f)	The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was less than fifty percent.

(g)	The aggregate non-audit fees for Touchstone Strategic Trust (March Funds) and certain entities*, totaled approximately $655,460 and $674,100 for the fiscal years ended March 31, 2020 and March 31, 2019, respectively.

* These include the advisors (excluding non-affiliated sub-advisors) and any entity controlling, controlled by or under common control with the advisors that provides ongoing services to the registrant (Funds).

(h)	The registrant's audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	Code of ethics, and any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes- Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Touchstone Strategic Trust

By (Signature and Title)*	/s/ Jill T. McGruder
Jill T. McGruder, President
(principal executive officer)

Date June 2, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Jill T. McGruder
Jill T. McGruder, President
(principal executive officer)

Date June 2, 2020

By (Signature and Title)*	/s/ Terrie A. Wiedenheft
Terrie A. Wiedenheft, Controller and Treasurer
(principal financial officer)

Date June 2, 2020

* Print the name and title of each signing officer under his or her signature.